As filed with the SEC on ____________.                Registration No. 333-85115

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                        Post-Effective Amendment No. 8 to


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   ----------

                                   PRUCO LIFE
                           VARIABLE UNIVERSAL ACCOUNT
                              (Exact Name of Trust)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 286-7754
          (Address and telephone number of principal executive offices)

                                   ----------

                                Thomas C. Castano
                               Assistant Secretary
                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                   ----------

It is proposed that this filing will become effective (check appropriate space):

      |_|   immediately upon filing pursuant to paragraph (b) of Rule 485


      |X|   on September 30, 2002 pursuant to paragraph (b) of Rule 485
                     (date)

      |_|   60 days after filing pursuant to paragraph (a) of Rule 485


      |_|   on __________________ pursuant to paragraph (a) of Rule 485
                     (date)

                              CROSS REFERENCE SHEET
                          (as required by Form N-8B-2)

N-8B-2 Item Number            Location
------------------            --------

        1.                    Cover Page

        2.                    Cover Page

        3.                    Not Applicable

        4.                    Sale of the Contract and Sales Commissions

        5.                    Pruco Life Variable Universal Account

        6.                    Pruco Life Variable Universal Account

        7.                    Not Applicable

        8.                    Not Applicable

        9.                    Litigation and Regulatory Proceedings

        10.                   Introduction and Summary; Charges and Expenses;
                              Short-Term Cancellation Right or "Free Look"; Types of Death Benefit; Changing the Type of Death Benefit; Riders; Premiums; Allocation of Premiums; Transfers; Dollar Cost Averaging; Auto-Rebalancing; How a Contract's Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary; How a Type C (Return of Premium) Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawals; Lapse and Reinstatement; Increases in Basic Insurance Amount; Decreases in Basic Insurance Amount; When Proceeds are Paid; Contract Loans; Other General Contract Provisions; Voting Rights; Substitution of Fund Shares

        11.                   Introduction and Summary; Pruco Life Variable
                              Universal Account

        12.                   Cover Page; Introduction and Summary; The Funds;
                              Sale of the Contract and Sales Commissions

        13. Introduction and Summary; The Funds; Charges and Expenses; Premiums; Allocation of Premiums; Sale of the Contract and Sales Commissions

        14. Introduction and Summary; Detailed Information for Prospective Contract Owners

        15. Introduction and Summary; Premiums; Allocation of Premiums; Transfers; Dollar Cost Averaging; Auto-Rebalancing

        16. Introduction and Summary; Detailed Information for Prospective Contract Owners

        17.                   When Proceeds are Paid

N-8B-2 Item Number            Location
------------------            --------

        18.                   Pruco Life Variable Universal Account

        19.                   Reports to Contract Owners

        20.                   Not Applicable

        21.                   Contract Loans

        22.                   Not Applicable

        23.                   Not Applicable

        24.                   Other General Contract Provisions

        25.                   Pruco Life Insurance Company

        26.                   Introduction and Summary; The Funds; Charges and
                              Expenses

        27.                   Pruco Life Insurance Company; The Funds

        28.                   Pruco Life Insurance Company; Directors and
                              Officers

        29.                   Pruco Life Insurance Company

        30.                   Not Applicable

        31.                   Not Applicable

        32.                   Not Applicable

        33.                   Not Applicable

        34.                   Not Applicable

        35.                   Pruco Life Insurance Company

        36.                   Not Applicable

        37.                   Not Applicable

        38.                   Sale of the Contract and Sales Commissions

        39.                   Sale of the Contract and Sales Commissions

        40.                   Not Applicable

        41.                   Sale of the Contract and Sales Commissions

        42.                   Not Applicable

        43.                   Not Applicable

N-8B-2 Item Number            Location
------------------            --------

        44. Introduction and Summary; The Funds; How a Contract's Cash Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary; How a Type C (Return of Premium) Contract's Death Benefit Will Vary

        45.                   Not Applicable

        46. Introduction and Summary; Pruco Life Variable Universal Account; The Funds

        47.                   Pruco Life Variable Universal Account; The Funds

        48.                   Not Applicable

        49.                   Not Applicable

        50.                   Not Applicable

        51.                   Not Applicable

        52.                   Substitution of Fund Shares

        53.                   Tax Treatment of Contract Benefits

        54.                   Not Applicable

        55.                   Not Applicable

        56.                   Not Applicable

        57.                   Not Applicable

        58.                   Not Applicable

        59. Financial Statements: Financial Statements of the PruSelect III Variable Life Subaccounts of Pruco Life Variable Universal Account; Consolidated Financial Statements of Pruco Life Insurance Company and its subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS
September 30, 2002
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT


                                PRUSELECT(SM) III
                        Variable Life Insurance Contracts

This prospectus describes certain individual flexible premium variable universal life insurance contracts, PruSelect(SM) III Variable Life Insurance Contracts (the "Contract"), issued by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"), a stock life insurance company. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). These Contracts provide individual variable universal life insurance coverage with flexible premium payments, a variety of investment options, and three types of death benefit options. These Contracts may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. For the factors to consider when adding a Target Term Rider to your Contract, see Riders, page 21. The Contracts may be owned individually or by a corporation, trust, association or similar entity. The Contracts are available on a multiple life basis where the insureds share a common employment or business relationship. The Contract owner will have all rights and privileges under the Contract. The Contracts may be used for funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes.

Investment Choices:

PruSelect III offers a wide variety of investment choices, including 40 variable investment options that invest in mutual funds managed by these leading asset managers:

o     Prudential Investments LLC

o     A I M Advisors, Inc.

o     American Century Investment Management, Inc.

o     The Dreyfus Corporation

o     Franklin Advisers, Inc.

o     Goldman Sachs Asset Management

o     INVESCO Funds Group, Inc.

o     Janus Capital Management LLC

o     MFS Investment Management(SM)

o     OppenheimerFunds, Inc.

o     T. Rowe Price International, Inc.

For a complete list of the 40 available variable investment options and their investment objectives, see The Funds, page 7.


If your contract includes the Rider to Add a Fixed Interest Rate Investment Option, you may also choose to invest your Contract's premiums and its earnings in the fixed rate option which pays a guaranteed interest rate. See The Fixed Rate Option, page 13.


This prospectus describes the Contract generally and the Pruco Life Variable Universal Account (the "Account"). The attached prospectuses for the Funds and their related statements of additional information describe the investment objectives and the risks of investing in the Fund portfolios. Pruco Life may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The Securities and Exchange Commission ("SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 286-7754

PruSelect is a service mark of Prudential.

                               PROSPECTUS CONTENTS

                                                                            Page

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS ......................    1
INTRODUCTION AND SUMMARY ..................................................    2
   Brief Description of the Contract ......................................    2
   Charges ................................................................    2
   Types of Death Benefit .................................................    5
   Life Insurance Definitional Tests ......................................    5
   Premium Payments .......................................................    5
   Refund .................................................................    6


GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, THE PRUCO LIFE
VARIABLE UNIVERSAL ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS
AVAILABLE UNDER THE CONTRACT ..............................................    7
   Pruco Life Insurance Company ...........................................    7
   Pruco Life Variable Universal Account ..................................    7
   The Funds ..............................................................    7
   Voting Rights ..........................................................   13
   The Fixed Rate Option ..................................................   13
   Which Investment Option Should Be Selected? ............................   13


DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS ......................   14
   Charges and Expenses ...................................................   14
   Allocated Charges ......................................................   18
   Reduction of Charges ...................................................   18
   Requirements for Issuance of a Contract ................................   19
   Short-Term Cancellation Right or "Free-Look" ...........................   19
   Types of Death Benefit .................................................   19
   Changing the Type of Death Benefit .....................................   20
   Riders .................................................................   21
   Premiums ...............................................................   23
   Allocation of Premiums .................................................   23
   Transfers ..............................................................   24
   Dollar Cost Averaging ..................................................   24
   Auto-Rebalancing .......................................................   25
   How a Contract's Surrender Value Will Vary .............................   25
   How a Type A (Fixed) Contract's Death Benefit Will Vary ................   25
   How a Type B (Variable) Contract's Death Benefit Will Vary .............   26
   How a Type C (Return of Premium) Contract's Death Benefit Will Vary ....   27
   Surrender of a Contract ................................................   28
   Withdrawals ............................................................   30
   Lapse and Reinstatement ................................................   30
   Increases in Basic Insurance Amount ....................................   31
   Decreases in Basic Insurance Amount ....................................   32
   When Proceeds Are Paid .................................................   32
   Illustrations of Surrender Values, Death Benefits, and Accumulated
   Premiums ...............................................................   33
   Contract Loans .........................................................   35
   Tax Treatment of Contract Benefits .....................................   36
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits ....   38
   Exchange Right Available in Some States ................................   38
   Option to Exchange Insured .............................................   38
   Other General Contract Provisions ......................................   38
   Substitution of Fund Shares ............................................   39
   Reports to Contract Owners .............................................   39
   Sale of the Contract and Sales Commissions .............................   39
   State Regulation .......................................................   40
   Experts ................................................................   40
   Litigation and Regulatory Proceedings ..................................   40

   Additional Information .................................................   41
   Financial Statements ...................................................   41

DIRECTORS AND OFFICERS ....................................................   42

FINANCIAL STATEMENTS OF THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT .....................................   A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY
AND ITS SUBSIDIARIES ......................................................   B1

              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS



Additional Amount -- An amount equal to the Contract's net cash value multiplied by an Additional Amount Factor, which may be payable if you surrender the Contract while it is in-force and the conditions described in Surrender of a Contract, 28, are met.

attained age -- The insured's age on the Contract date plus the number of years since then. For any coverage segment effective after the Contract date, the insured's attained age is the issue age of that segment plus the length of time since its effective date.

basic insurance amount -- The amount of life insurance as shown in the Contract, not including riders. Also referred to as "face amount."

cash value -- The same as the "Contract Fund."

Contract -- The variable universal life insurance policy described in this prospectus.

Contract anniversary -- The same date as the Contract date in each later year.

Contract date -- The date the Contract is effective, as specified in the Contract.

Contract debt -- The principal amount of all outstanding loans plus any interest accrued thereon.


Contract Fund -- The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.


Contract owner -- You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year -- A year that starts on the Contract date or on a Contract anniversary. For any portion of a Contract representing an increase, "Contract year" is a year that starts on the effective date of the increase. See Increases in Basic Insurance Amount, page 31.

coverage segment -- The basic insurance amount at issue is the first coverage segment. For each increase in basic insurance amount, a new coverage segment is created for the amount of the increase. See Increases in Basic Insurance Amount, page 31.

death benefit -- If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.


fixed rate option -- An investment option under which interest is accrued daily at a rate that Pruco Life declares periodically, but not less than an effective annual rate of 3%.


Funds -- Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

Monthly date -- The Contract date and the same date in each subsequent month.

net cash value -- The Contract Fund minus any Contract debt.

Pruco Life Insurance Company -- Us, we, our, Pruco Life. The company offering the Contract.

segment allocation amount -- The amount used to determine the charge for sales expenses. It may also be referred to as the "Target Premium." See Charges and Expenses, page 14.

separate account -- Amounts under the Contract that are allocated to the variable investment options are held by us in a separate account called the Pruco Life Variable Universal Account. The Separate Account is set apart from all of the general assets of Pruco Life Insurance Company.

surrender value -- The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt plus any return of sales charges plus any Additional Amount upon surrender.

Target Premium -- The same as "segment allocation amount." See Charges and Expenses, page 14.

Target Term Rider -- A Rider that provides a flexible term insurance benefit to attained age 100 on the life of the insured. See Target Term Rider, page 22.

valuation period -- The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment options -- The 40 mutual funds available under this Contract, whose shares are held in the separate account.

you -- The owner of the Contract.

                            INTRODUCTION AND SUMMARY

This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

Brief Description of the Contract

The Contract is an individual flexible premium variable universal life insurance contract. It is issued by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"). These Contracts may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. For the factors to consider when adding a Target Term Rider to your Contract, see Riders, page 21. The Contracts are available on a multiple life basis where the insureds share a common employment or business relationship. The Contracts may be owned individually or by a corporation, trust, association or similar entity. The Contract owner will have all rights and privileges under the Contract. The Contracts may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes.

The Contract is a form of variable universal life insurance. It is based on a Contract Fund, the value of which changes every day. The chart below describes how the value of your Contract Fund changes.


You may invest premiums in one or more of the 40 available variable investment options and in the fixed rate option if your contract includes the Rider to Add a Fixed Interest Rate Investment Option. Your Contract Fund value changes every day depending upon the change in the value of the particular investment options that you have selected.

Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See Which Investment Option Should Be Selected?, page 13. If you select the fixed rate option, Pruco Life credits your account with a declared rate of interest but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%.


Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans may result in adverse tax consequences. See Tax Treatment of Contract Benefits, page 36.

Charges

The following chart outlines the components of your Contract Fund and the adjustments which may be made including the maximum charges which may be deducted from each premium payment and from the amounts held in the designated investment options. These charges, which are largely designed to cover insurance costs and risks, as well as sales and administrative expenses, are fully described under Charges and Expenses, page 14. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which Pruco Life may make:

                            -----------------------
                                 Premium Payment
                            -----------------------
                                       |
            --------------------------------------------------------
            o less a charge of up to 7.5% of the premiums paid for taxes attributable to premiums. In Oregon this is called a premium based administrative charge.

            o     less a charge for sales expenses of up to 15% of
                  the premiums paid.
            --------------------------------------------------------

      --------------------------------------------------------------------
                             Invested Premium Amount


      To be invested in one or a combination of :

      o     40 variable investment options.

      o     The fixed rate option.
      --------------------------------------------------------------------
                                       |

      --------------------------------------------------------------------
                            Contract Fund

      On the Contract Date, the Contract Fund is equal to the invested premium amount minus any of the charges described below which may be due on that date. Thereafter, the value of the Contract Fund changes daily.
      --------------------------------------------------------------------
                                       |
      --------------------------------------------------------------------
              Pruco Life adjusts the Contract Fund for:

      o     Addition of any new invested premium amounts.

      o Addition of any increase due to investment results of the chosen variable investment options.


      o Addition of guaranteed interest at an effective annual rate of 3% (plus any excess interest if applicable) on any portion of the Contract Fund allocated to the fixed rate option.

      o Addition of guaranteed interest at an effective annual rate of 4% on the amount of any Contract loan. (Separately, interest charged on the loan accrues at an effective annual rate of 4.25% or 5%.) See Contract Loans, page 35


      o Subtraction of any decrease due to investment results of the chosen variable investment options.

      o     Subtraction of any amount withdrawn.

      o     Subtraction of the charges listed below, as applicable.
      --------------------------------------------------------------------
                                       |
      --------------------------------------------------------------------
                            Daily Charges

      o Management fees and expenses are deducted from the Fund assets. See Underlying Portfolio Expenses chart, below.

      o     We deduct a daily mortality and expense risk charge,
            equivalent to an annual rate of up to 0.5%, from assets of the variable investment options.
      --------------------------------------------------------------------
                                       |
      --------------------------------------------------------------------
                           Monthly Charges


      o We reduce the Contract Fund by a monthly administrative charge of up to $10 plus $0.05 per $1,000 of the basic insurance amount and TTR coverage amount.


      o     We deduct a cost of insurance ("COI") charge.

      o If the Contract includes riders, we deduct rider charges from the Contract Fund.

      o If the rating class of an insured results in an extra charge, we will deduct that charge from the Contract Fund.
      --------------------------------------------------------------------

      --------------------------------------------------------------------
                     Possible Additional Charges

      o We assess an administrative charge of up to $25 for any withdrawals.

      o We may assess an administrative charge of up to $25 for any change in basic insurance amount.

      o We may assess an administrative charge of up to $25 for any change in the Target Term Rider coverage amount (see Riders, page 21).

      o We assess an administrative charge of up to $25 for each transfer exceeding 12 in any Contract year.
      --------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                             Underlying Portfolio Expenses
------------------------------------------------------------------------------------------------------------------
                      Portfolio                          Investment    Other       12B-1      Total        Total
                                                          Advisory    Expenses      Fees   Contractual    Actual
                                                             Fee                             Expenses    Expenses*
------------------------------------------------------------------------------------------------------------------
Series Fund
  Conservative Balanced                                     0.55%       0.03%        N/A       0.58%       0.58%
  Diversified Bond                                          0.40%       0.04%        N/A       0.44%       0.44%
  Equity                                                    0.45%       0.04%        N/A       0.49%       0.49%
  Flexible Managed                                          0.60%       0.04%        N/A       0.64%       0.64%
  Global                                                    0.75%       0.09%        N/A       0.84%       0.84%
  High Yield Bond                                           0.55%       0.05%        N/A       0.60%       0.60%
  Jennison                                                  0.60%       0.04%        N/A       0.64%       0.64%
  Money Market                                              0.40%       0.03%        N/A       0.43%       0.43%
  Stock Index                                               0.35%       0.04%        N/A       0.39%       0.39%
  Value                                                     0.40%       0.04%        N/A       0.44%       0.44%
  SP Aggressive Growth Asset Allocation (1)                 0.84%       0.90%        N/A       1.74%       1.04%
  SP Alliance Large Cap Growth                              0.90%       0.67%        N/A       1.57%       1.10%
  SP Balanced Asset Allocation (1)                          0.75%       0.52%        N/A       1.27%       0.92%
  SP Conservative Asset Allocation (1)                      0.71%       0.35%        N/A       1.06%       0.87%
  SP Davis Value                                            0.75%       0.28%        N/A       1.03%       0.83%
  SP Deutsche International Equity                          0.90%       2.37%        N/A       3.27%       1.10%
  SP Growth Asset Allocation (1)                            0.80%       0.66%        N/A       1.46%       0.97%
  SP INVESCO Small Company Growth                           0.95%       1.89%        N/A       2.84%       1.15%
  SP Large Cap Value                                        0.80%       1.18%        N/A       1.98%       0.90%
  SP MFS Capital Opportunities                              0.75%       2.29%        N/A       3.04%       1.00%
  SP MFS Mid-Cap Growth                                     0.80%       1.31%        N/A       2.11%       1.00%
  SP PIMCO High Yield                                       0.60%       0.48%        N/A       1.08%       0.82%
  SP PIMCO Total Return                                     0.60%       0.22%        N/A       0.82%       0.76%
  SP Small/Mid Cap Value                                    0.90%       0.66%        N/A       1.56%       1.05%
------------------------------------------------------------------------------------------------------------------

AIM Variable Insurance Funds
  AIM V.I. Premier Equity Fund - Series I shares            0.60%       0.25%        N/A       0.85%       0.85%
American Century Variable Portfolios, Inc. (2)
  VP Income & Growth Fund                                   0.70%       0.00%        N/A       0.70%       0.70%
  VP Value Fund (3)                                         0.97%       0.00%        N/A       0.97%       0.97%
Dreyfus Investment Portfolios (4)
  MidCap Stock Portfolio                                    0.75%       0.14%        N/A       0.89%       0.89%
Dreyfus Variable Investment Fund (4)
  Small Cap Portfolio                                       0.75%       0.04%        N/A       0.79%       0.79%
Franklin Templeton Variable Insurance Products
Trust (5)
  Franklin Small Cap Fund - Class 2                         0.53%       0.31%       0.25%      1.09%       1.01%
Goldman Sachs Variable Insurance Trust (VIT)(6)
  CORE(SM) Small Cap Equity Fund                            0.75%       0.47%        N/A       1.22%       1.00%
INVESCO Variable Investment Funds, Inc.
  VIF - Technology Fund                                     0.75%       0.32%        N/A       1.07%       1.07%
  VIF - Utilities Fund (7)                                  0.60%       0.77%        N/A       1.37%       1.15%
Janus Aspen Series
  Aggressive Growth Portfolio - Service Shares (8)(9)       0.65%       0.02%       0.25%      0.92%       0.92%
  Balanced Portfolio - Service Shares (8)(9)                0.65%       0.01%       0.25%      0.91%       0.91%
  Growth Portfolio - Institutional Shares (8)               0.65%       0.01%        N/A       0.66%       0.66%
  International Growth Portfolio - Service                  0.65%       0.06%       0.25%      0.96%       0.96%
  Shares (8)(9)
MFS(R) Variable Insurance Trust(SM)(10)
  Emerging Growth Series                                    0.75%       0.12%        N/A       0.87%       0.86%
Oppenheimer Variable Account Funds
  Aggressive Growth Fund/VA (Service Shares)                0.64%       0.04%       0.25%      0.93%       0.93%
T. Rowe Price International Series, Inc. (11)
  International Stock Portfolio                             1.05%       0.00%        N/A       1.05%       1.05%
------------------------------------------------------------------------------------------------------------------
*     Reflects fee waivers, reimbursement of expenses, or expense reductions, if any.
------------------------------------------------------------------------------------------------------------------

(1)   Prudential Series Fund, Inc.

      Each Asset Allocation Portfolio invests shares in other Fund Portfolios. The Advisory Fees for the Asset Allocation Portfolios are the product of a blend of the Advisory Fees of those other Fund Portfolios, plus a 0.05% annual advisory fee payable to PI.

(2)   American Century Variable Portfolios, Inc.

      The "Investment Advisory Fees" include ordinary expenses of managing and operating the Fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses.

(3)   American Century Variable Portfolios, Inc. - VP Value Fund

      The Fund has a stepped fee schedule. As a result, the Fund's management fee decreases as the Fund's assets increase.

(4)   Dreyfus Investment Portfolio/Dreyfus Variable Investment Fund

      The figures in the Expense Table are for the initial share class for the fiscal year ended December 31, 2001. "Total Actual Expenses" in the current year and in future years may be higher or lower than the figures given.

(5)   Franklin Templeton Variable Insurance Products Trust

      The manager has agreed in advance to make an estimated reduction of 0.08% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission.

(6)   Goldman Sachs Variable Insurance Trust (VIT)

      The Investment Adviser had voluntarily agreed to reduce or limit certain "Other Expenses" to the extent such expenses exceed the percentage stated in the table above (as calculated per annum) of the Fund's average daily net assets.

(7)   INVESCO Variable Investment Funds, Inc.

      The Utilities Fund's actual "Other Expenses" and "Total Contractual Expenses" were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.

(8)   Janus Aspen Series (Institutional and Service Shares)

      The table reflects expenses for the fiscal year ended December 31, 2001. All expenses are shown without the effect of any offset arrangements.

(9)   Janus Aspen Series (Service Shares only)

      Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

(10)  MFS Variable Insurance Trust(SM)

      An expense offset arrangement with the Fund's custodian resulted in a reduction in "Other Expenses" by 0.01% and is reflected in the "Total Actual Expenses."

(11)  Rowe Price International Series, Inc.

      The Investment Advisory Fee includes the ordinary recurring operating expenses of the Funds.

The expenses relating to the Funds (other than those of the Series Fund) have been provided to Pruco Life by the Funds. Pruco Life has not independently verified them.

Types of Death Benefit

There are three types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the cash value varies daily with investment experience, and the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Contract with a Type B (variable) death benefit, the cash value and the death benefit both vary with investment experience. If you choose a Contract with a Type C (return of premium) death benefit, the death benefit is increased by the amount of premiums paid into the Contract, less withdrawals, plus interest at a rate between 0% and 8% (in 1/2% increments) chosen by the Contract owner. For Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. See Types of Death Benefit, page 19.

Life Insurance Definitional Tests

In order to qualify as life insurance for Federal tax purposes, the Contract must adhere to the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum death benefit to cash value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum death benefit to cash value ratio. For more information, see Tax Treatment of Contract Benefits, page 36.

Premium Payments

The Contract is a flexible premium contract - there are no scheduled premiums. Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. Paying insufficient premiums, poor investment results, or taking loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, the Contract will remain in-force if the Contract Fund is greater than zero and more than any Contract debt. See Premiums, page 23 and Lapse and Reinstatement, page 30.

We offer and suggest regular billing of premiums even though you decide when to make premium payments and, subject to a $25 minimum, in what amounts. You should discuss your billing options with your Pruco Life representative when you apply for the Contract. See Premiums, page 23.

Refund

For a limited time, you may return your Contract for a refund in accordance with the terms of its "free-look" provision. See Short-Term Cancellation Right or "Free-Look," page 19.

For the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a qualified tax adviser.

This prospectus may only be offered in jurisdictions in which the offering is lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus and in the prospectuses and statements of additional information for the Funds.

                 GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE
                   COMPANY, THE PRUCO LIFE VARIABLE UNIVERSAL
                  ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS
                          AVAILABLE UNDER THE CONTRACT

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract or policy.

Pruco Life's consolidated financial statements begin on page B1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.

Pruco Life Variable Universal Account

We have established a separate account, the Pruco Life Variable Universal Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life.

Currently, you may choose to invest in one or more of the 40 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund which are held as an investment for that option. We hold these shares in the Account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount. Pruco Life may add additional variable investment options in the future. The Account's financial statements begin on page A1.

The Funds

Listed below are the mutual funds (the "Funds") in which the variable investment options invest, the Funds' investment objectives, and investment advisers.

Each Fund has a separate prospectus that is provided with this prospectus. You should read the Fund prospectus before you decide to allocate assets to the variable investment option using that Fund. There is no assurance that the investment objectives of the Funds will be met.

The Prudential Series Fund, Inc. (the "Series Fund"):

o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is capital appreciation. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

o Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities.

o Jennison Portfolio (formerly Prudential Jennison Portfolio): The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. government or its agencies, as well as domestic and foreign corporations and banks.

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

o SP Aggressive Growth Asset Allocation Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in large cap equity portfolios, international portfolios, and small/mid-cap equity portfolios.

o SP Alliance Large Cap Growth Portfolio: The investment objective is growth of capital. The Portfolio will pursue aggressive investment policies by investing at least 80% of the Portfolio's investable assets in stocks of companies considered to have large capitalizations.

o SP Balanced Asset Allocation Portfolio: The investment objective is to provide a balance between current income and growth of capital. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, small/mid-cap equity portfolios, and international equity portfolios.

o SP Conservative Asset Allocation Portfolio: The investment objective is to provide current income with low to moderate capital appreciation. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, and small/mid-cap equity portfolios.

o SP Davis Value Portfolio: The investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

o SP Deutsche International Equity Portfolio: The investment objective is to invest for long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in the stocks and other equity securities of companies in developed countries outside the United States.

o SP Growth Asset Allocation Portfolio: The investment objective is to provide long-term growth of capital with consideration also given to current income. The Portfolio invests at least 80% of its investable assets in large-cap equity portfolios, fixed income portfolios, international equity portfolios, and small/mid-cap equity portfolios.

o SP INVESCO Small Company Growth Portfolio: The investment objective is long-term capital growth. Most holdings are in small-capitalization companies - those with market capitalizations under $2 billion at the time of purchase.

o SP Large Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500 Composite Stock Price Index or the Russell 1000 Index).

o SP MFS Capital Opportunities Portfolio: The investment objective is capital appreciation. The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

o SP MFS Mid-Cap Growth Portfolio: The investment objective is long-term capital growth. The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

o SP PIMCO High Yield Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade, but rated at least B by Moody's Investor Service, Inc. or Standard & Poor's Ratings Group, and investment grade fixed income instruments.

o SP PIMCO Total Return Portfolio: The investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Portfolio invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.

o SP Small/Mid Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies with small to medium market capitalizations.

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. Ultimately, PI serves as the investment adviser for the SP Aggressive Growth Asset Allocation, the SP Balanced Asset Allocation, the SP Conservative Asset Allocation, and the SP Growth Asset Allocation Portfolios. PI's business address is 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Global and the Jennison Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity and the Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc.("PIM"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the High Yield Bond, the Money Market, and the Stock Index Portfolios. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as the sub-adviser for the Deutsche International Equity Portfolio and as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances, Deutsche will manage approximately 25% of the Value Portfolio.

Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche's business address is 280 Park Avenue, New York, New York 10017.

GE Asset Management Incorporated ("GEAM"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Company. GEAM's business address is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 388 Greenwich Street, New York, New York 10013.

Victory Capital Management ("Victory"), serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Victory will manage approximately 25% of the Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. Victory's business address is 127 Public Square, Cleveland, Ohio 44114.

Alliance Capital Management, L.P. ("Alliance") serves as the sub-adviser to the SP Alliance Large Cap Growth Portfolio. Alliance's principal business address is 1345 Avenue of the Americas, New York, New York 10105.

Davis Selected Advisers, L.P. ("Davis") serves as the sub-adviser to the SP Davis Value Portfolio. The principal business address for Davis Selected Advisers, LP is 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Fidelity Management & Research Company ("FMR") serves as the sub-adviser to the SP Large Cap Value Portfolio and the SP Small/Mid Cap Value Portfolio. FMR's principal business address is 82 Devonshire Street, Boston, Massachusetts 02109.

INVESCO Funds Group, Inc. ("INVESCO") serves as the sub-adviser to the SP INVESCO Small Company Growth Portfolio. INVESCO's principal business address is 7800 East Union Avenue, Denver, Colorado 80237.

Massachusetts Financial Services Company ("MFS") serves as the sub-adviser for the SP MFS Capital Opportunities Portfolio and the SP MFS Mid-Cap Growth Portfolio. The principal business address for MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Pacific Investment Management Company LLC ("PIMCO") serves as the sub-adviser to the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio. PIMCO's principal business address is 840 Newport Center Drive, Newport Beach, California 92660.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each sub-adviser out of the fee that PI receives from the Series Fund. See Deductions from Portfolios, page 15.

AIM Variable Insurance Funds:

o     AIM V.I. Premier Equity Fund - Series I shares (formerly AIM V.I. Value
      Fund). Seeks long-term growth of capital. Income is a secondary objective.

A I M Advisors, Inc. ("AIM") is the investment adviser for the fund. The principal business address for AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

American Century Variable Portfolios, Inc.:

o American Century VP Income & Growth Fund. Seeks growth of capital by investing primarily in common stocks. Income as a secondary objective. The Fund seeks to achieve its objective by investing primarily from the largest 1,500 publicly traded U.S. companies.

o American Century VP Value Fund. Seeks long-term growth of capital with income as a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

American Century Investment Management, Inc. ("ACIM") is the investment adviser for this fund. ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The principal underwriter of the fund is American Century Investment Services, Inc., located at 4500 Main Street, Kansas City, Missouri 64111.

Dreyfus Investment Portfolios:

o MidCap Stock Portfolio. Seeks to achieve investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard and Poor's MidCap 400(SM) Index ("S&P 400"). The portfolio invests at least 80% of its assets in midcap stocks. Midcap stocks are those with market caps between $1 billion and $15 billion.

Dreyfus Variable Investment Fund:

o Small Cap Portfolio. Seeks to maximize capital appreciation. The Portfolio generally invests at least 80% of its assets in small cap companies. Small cap companies are those with total market values of less than $2 billion.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above mentioned portfolios. The principal distributor of the portfolios is Dreyfus Services Corporation ("DSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166.

Franklin Templeton Variable Insurance Products Trust:

o Franklin Small Cap Fund - Class 2. Seeks long-term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of U.S. small capitalization (small cap) companies.

Franklin Advisers, Inc. (Advisers) is the Fund's investment manager. The principal business address for Franklin Advisers, Inc. is 777 Mariners Island Boulevard, San Mateo, California 94403-7777.

Goldman Sachs Variable Insurance Trust (VIT):

o CORE(SM) Small Cap Equity Fund. Seeks long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in a broadly diversified portfolio of equity investments in small-cap U.S. issuers within the range of the market capitalization of companies constituting the Russell 2000 Index at the time of investment.

Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE(SM) Small Cap Equity Fund. GSAM's principal business address is 32 Old Slip, New York, New York 10005.

INVESCO Variable Investment Funds, Inc.:

o VIF - Technology Fund. Seeks capital appreciation. The Fund normally invests at least 80% of its assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, bio-technology, communications, computers, electronics, Internet, IT services and consulting, software, telecommunications equipment and services, IT infrastructure and networking companies.

o VIF - Utilities Fund. Seeks capital growth and current income. The Fund invests at least 80% of its assets in equity securities and equity-related instruments of companies that produce, generate, transmit, or distribute natural gas or electricity, as well as in companies that provide telecommunications services, including local, long distance and wireless, and excluding broadcasting.

INVESCO Funds Group, Inc. ("INVESCO") serves as the investment adviser and principal underwriter of each of the above-mentioned funds. INVESCO's principal business address is 4350 South Monaco Street, Denver, Colorado 80237.

Janus Aspen Series:

      o Aggressive Growth Portfolio - Service Shares. Seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies.

      o Balanced Portfolio - Service Shares. Seeks long-term growth of capital, consistent with preservation of capital, and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

      o Growth Portfolio - Institutional Shares. Seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio normally invests in common stocks of larger, more established companies.

      o International Growth Portfolio - Service Shares. Seeks long-term growth of capital. The Portfolio invests at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

Janus Capital Management LLC is the investment adviser and is responsible for the day-to-day management of the portfolio and other business affairs of the portfolio. Janus Capital Management LLC's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

MFS(R) Variable Insurance Trust(SM):

o Emerging Growth Series. Seeks long-term growth of capital. The Series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of those securities, of emerging growth companies.

MFS Investment Management(R) ("Massachusetts Financial Services Company"), a Delaware corporation, is the investment adviser to this MFS Series. The principal business address for MFS Investment Management(R) is 500 Boylston Street, Boston, Massachusetts 02116.

Oppenheimer Variable Account Funds:

o Aggressive Growth Fund/VA (Service Shares). Seeks capital appreciation by investing in "growth type" companies. The Fund invests primarily is stocks of mid-cap companies.

OppenheimerFunds, Inc. is the investment manager for this Fund. The principal business address for OppenheimerFunds, Inc. is 498 Seventh Avenue, 10th Floor, New York, New York 10018.

T. Rowe Price International Series, Inc.:

o International Stock Portfolio. Seeks long-term growth of capital The Portfolio invests primarily in common stocks of established, non-U.S. companies.

T. Rowe Price International, Inc. is the investment manager for this fund. The principal business address for T. Rowe Price International, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

The investment advisers for the Funds charge a daily investment management fee as compensation for their services. These fees are described in the table under Deductions from Portfolios in the Charges and Expenses section, page 15, and are more fully described in the prospectus for each Fund.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual funds. Although neither of the companies that invest in the Funds nor the Funds currently foresee any such disadvantage, the Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

      (1)   changes in state insurance law;

      (2)   changes in federal income tax law;

      (3)   changes in the investment management of any portfolio of the Funds;
            or

      (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

An affiliate of each of the Funds may compensate Pruco Life based upon an annual percentage of the average assets held in the Fund by Pruco Life under the Contracts. These percentages may vary by Fund and/or Portfolio, and reflect administrative and other services we provide.

Voting Rights

We are the legal owner of the Fund shares associated with the variable investment options. However, we vote the shares in the Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Funds in its own right, it may elect to do so.


The Fixed Rate Option

If your policy has the Rider to Add a Fixed Interest Rate Investment Option, you may allocate a portion of each invested premium amount to the fixed rate option. Interest is accrued daily at a rate that Pruco Life declares periodically. Pruco Life credits your Contract Fund with a guaranteed rate of interest that will never be lower than an effective annual rate of 3%. Pruco Life is not obligated to pay any interest rate above 3%, although we may do so. See Riders, page 21.


Which Investment Option Should Be Selected?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, portfolios such as the Equity, Global, Jennison, Stock Index, Value, SP Alliance Large Cap Growth, SP Davis Value, SP INVESCO Small Company Growth, SP Small/Mid Cap Value, AIM V.I. Premier Equity Fund, American Century Income & Growth Fund, American Century VP Value Fund, Dreyfus MidCap Stock Portfolio, Dreyfus Small Cap Portfolio, Franklin Small Cap Fund, CORE(SM) Small Cap Equity Fund, INVESCO Technology Fund, INVESCO Utilities Fund, Janus Aggressive Growth Portfolio, Janus Balanced Portfolio, Janus Growth Portfolio, Janus International Growth Portfolio, MFS Emerging Growth Series, Oppenheimer Aggressive Growth Fund, or T. Rowe Price International Stock Portfolio, for example, may be desirable options if you are willing to accept such volatility in your Contract values. Each equity portfolio involves different policies and investment risks. See The Funds, page 7, for additional equity portfolios available under the Contract and their specific investment objectives.


You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond and SP PIMCO Total Return Portfolios. You may want even greater safety of principal and may prefer the Money Market Portfolio, recognizing that the level of short-term rates may change rather rapidly, or you may want the fixed rate option if available. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio and the SP PIMCO High Yield Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields.


You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced Portfolio, the Flexible Managed Portfolio, the SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, or the SP Growth Asset Allocation Portfolio.

You may wish to divide your invested premium among two or more of the Portfolios. Your choice should take into account your willingness to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Pruco Life representative from time to time about the choices available to you under the Contract. Pruco Life recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                            DETAILED INFORMATION FOR
                           PROSPECTIVE CONTRACT OWNERS

Charges and Expenses


The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Contract Loans, page
35. Most charges, although not all, are made by reducing the Contract Fund.


This section provides a more detailed description of each charge that is described briefly in the chart on page 3.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Deductions from Premium Payments

(a) We charge up to 7.5% for taxes attributable to premiums (in Oregon this is called a premium based administrative charge). For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life. That charge is made up of two parts which currently equal a total of 3.75% of the premiums received. The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is Pruco Life's estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. The rate applies uniformly to all Contract owners without regard to state of residence. Pruco Life may collect more for this charge than it actually pays for state and local premium taxes. The second part is for federal income taxes measured by premiums, and it is currently equal to 1.25% of premiums. We believe that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 2001, 2000, and 1999, Pruco Life received a total of approximately $2,741,000, $970,000, and $96,000, respectively, in taxes attributable to premiums.

(b) We will deduct a charge for sales expenses. This charge, often called a "sales load", is deducted to compensate us for the cost of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. A portion of the sales load may be returned to you if the Contract is surrendered during the first four Contract years. See Return of Sales Charges, below.

      The amount used to determine the charge for sales expenses is called the "segment allocation amount" in your Contract. It may also be referred to as the Target Premium. Target Premiums vary by the age, sex (except where unisex rates apply), smoking status, and rating class of the insured and will drop to zero after 10 years. Each coverage segment has its own Target Premium. Target Premiums for each coverage segment are shown in the Segment Table located in your Contract data pages.


      For the first 10 years of each coverage segment we charge up to 15% of premiums received each year up to the Target Premium and up to 2% on any excess. In years 11 and later of each coverage segment, we charge up to 2% of premiums received. Currently, for contracts issued on September 30, 2002 and later, for each coverage segment, we charge 7 1/2% of premiums received up to the Target Premium and 1 1/2% of any excess for the first four years of the coverage segment, 1% of premiums received up to the Target Premium and 1/2% of any excess for the next three years of the coverage segment and 0% of premiums received in all subsequent years of the coverage segment. For Contracts with a Contract date prior to September 30, 2002, for each coverage segment, we charge 13 1/2% of premiums received up to the Target Premium and 2% of any excess for the first seven years (10 years, for Contracts dated prior to June 29, 2001) of the coverage segment and 2% of premiums received in all subsequent years of the coverage segment. For information on determining the sales expense charge if there are two or more coverage segments in effect, see Increases in Basic Insurance Amount, page 31.

      Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 36. During 2001, 2000, and 1999, Pruco Life received a total of approximately $5,987,000, $2,936,000, and $210,000, respectively, in sales charges.

Return of Sales Charges

If the Contract is fully surrendered within the first four Contract years and it is not in default, Pruco Life will return 50% of any sales charges deducted from premiums paid within 24 months prior to the date Pruco Life receives the surrender request at a Home Office.

Deductions from Portfolios

We deduct an investment advisory fee daily from each portfolio of the Funds at a rate, on an annualized basis, ranging from 0.35% for the Series Fund Stock Index Portfolio to 1.05% for the T. Rowe Price International Stock Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

The total expenses of each Prudential Series Fund Portfolio for the year ended December 31, 2001, expressed as a percentage of the average assets during the year, are shown below:

------------------------------------------------------------------------------------------------------------------
                                                   Total Portfolio Expenses
------------------------------------------------------------------------------------------------------------------
                      Portfolio                          Investment    Other       12B-1      Total        Total
                                                          Advisory    Expenses      Fees   Contractual    Actual
                                                             Fee                             Expenses    Expenses*
------------------------------------------------------------------------------------------------------------------
Series Fund
  Conservative Balanced                                     0.55%       0.03%        N/A       0.58%       0.58%
  Diversified Bond                                          0.40%       0.04%        N/A       0.44%       0.44%
  Equity                                                    0.45%       0.04%        N/A       0.49%       0.49%
  Flexible Managed                                          0.60%       0.04%        N/A       0.64%       0.64%
  Global                                                    0.75%       0.09%        N/A       0.84%       0.84%
  High Yield Bond                                           0.55%       0.05%        N/A       0.60%       0.60%
  Jennison                                                  0.60%       0.04%        N/A       0.64%       0.64%
  Money Market                                              0.40%       0.03%        N/A       0.43%       0.43%
  Stock Index                                               0.35%       0.04%        N/A       0.39%       0.39%
  Value                                                     0.40%       0.04%        N/A       0.44%       0.44%
  SP Aggressive Growth Asset Allocation (1)                 0.84%       0.90%        N/A       1.74%       1.04%
  SP Alliance Large Cap Growth                              0.90%       0.67%        N/A       1.57%       1.10%
  SP Balanced Asset Allocation (1)                          0.75%       0.52%        N/A       1.27%       0.92%
  SP Conservative Asset Allocation (1)                      0.71%       0.35%        N/A       1.06%       0.87%
  SP Davis Value                                            0.75%       0.28%        N/A       1.03%       0.83%
  SP Deutsche International Equity                          0.90%       2.37%        N/A       3.27%       1.10%
  SP Growth Asset Allocation (1)                            0.80%       0.66%        N/A       1.46%       0.97%
  SP INVESCO Small Company Growth                           0.95%       1.89%        N/A       2.84%       1.15%
  SP Large Cap Value                                        0.80%       1.18%        N/A       1.98%       0.90%
  SP MFS Capital Opportunities                              0.75%       2.29%        N/A       3.04%       1.00%
  SP MFS Mid-Cap Growth                                     0.80%       1.31%        N/A       2.11%       1.00%
  SP PIMCO High Yield                                       0.60%       0.48%        N/A       1.08%       0.82%
  SP PIMCO Total Return                                     0.60%       0.22%        N/A       0.82%       0.76%
  SP Small/Mid Cap Value                                    0.90%       0.66%        N/A       1.56%       1.05%
------------------------------------------------------------------------------------------------------------------

AIM Variable Insurance Funds
  AIM V.I. Premier Equity Fund - Series I shares            0.60%       0.25%        N/A       0.85%       0.85%
American Century Variable Portfolios, Inc. (2)
  VP Income & Growth Fund                                   0.70%       0.00%        N/A       0.70%       0.70%
  VP Value Fund (3)                                         0.97%       0.00%        N/A       0.97%       0.97%
Dreyfus Investment Portfolios (4)
  MidCap Stock Portfolio                                    0.75%       0.14%        N/A       0.89%       0.89%
Dreyfus Variable Investment Fund (4)
  Small Cap Portfolio                                       0.75%       0.04%        N/A       0.79%       0.79%
Franklin Templeton Variable Insurance Products
Trust (5)
  Franklin Small Cap Fund - Class 2                         0.53%       0.31%       0.25%      1.09%       1.01%
Goldman Sachs Variable Insurance Trust (VIT) (6)
  CORE(SM) Small Cap Equity Fund                            0.75%       0.47%        N/A       1.22%       1.00%
INVESCO Variable Investment Funds, Inc.
  VIF - Technology Fund                                     0.75%       0.32%        N/A       1.07%       1.07%
  VIF - Utilities Fund (7)                                  0.60%       0.77%        N/A       1.37%       1.15%
Janus Aspen Series
  Aggressive Growth Portfolio - Service Shares (8)(9)       0.65%       0.02%       0.25%      0.92%       0.92%
  Balanced Portfolio - Service Shares (8)(9)                0.65%       0.01%       0.25%      0.91%       0.91%
  Growth Portfolio - Institutional Shares (8)               0.65%       0.01%        N/A       0.66%       0.66%
  International Growth Portfolio - Service Shares (8)(9)    0.65%       0.06%       0.25%      0.96%       0.96%
MFS(R) Variable Insurance Trust(SM) (10)
  Emerging Growth Series                                    0.75%       0.12%        N/A       0.87%       0.86%
Oppenheimer Variable Account Funds
  Aggressive Growth Fund/VA (Service Shares)                0.64%       0.04%       0.25%      0.93%       0.93%
T. Rowe Price International Series, Inc. (11)
  International Stock Portfolio                             1.05%       0.00%        N/A       1.05%       1.05%
------------------------------------------------------------------------------------------------------------------
*     Reflects fee waivers, reimbursement of expenses, or expense reductions, if any.
------------------------------------------------------------------------------------------------------------------

(1)   Prudential Series Fund, Inc.

      Each Asset Allocation Portfolio invests shares in other Fund Portfolios. The Advisory Fees for the Asset Allocation Portfolios are the product of a blend of the Advisory Fees of those other Fund Portfolios, plus a 0.05% annual advisory fee payable to PI.

(2)   American Century Variable Portfolios, Inc.

      The "Investment Advisory Fees" include ordinary expenses of managing and operating the Fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses.

(3)   American Century Variable Portfolios, Inc. - VP Value Fund

      The Fund has a stepped fee schedule. As a result, the Fund's management fee decreases as the Fund's assets increase.

(4)   Dreyfus Investment Portfolio/Dreyfus Variable Investment Fund

      The figures in the Expense Table are for the initial share class for the fiscal year ended December 31, 2001. "Total Actual Expenses" in the current year and in future years may be higher or lower than the figures given.

(5)   Franklin Templeton Variable Insurance Products Trust

      The manager has agreed in advance to make an estimated reduction of 0.08% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission.

(6)   Goldman Sachs Variable Insurance Trust (VIT)

      The Investment Adviser had voluntarily agreed to reduce or limit certain "Other Expenses" to the extent such expenses exceed the percentage stated in the table above (as calculated per annum) of the Fund's average daily net assets.

(7)   INVESCO Variable Investment Funds, Inc.

      The Utilities Fund's actual "Other Expenses" and "Total Contractual Expenses" were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.

(8)   Janus Aspen Series (Institutional and Service Shares)

      The table reflects expenses for the fiscal year ended December 31, 2001. All expenses are shown without the effect of any offset arrangements.

(9)   Janus Aspen Series (Service Shares only)

      Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

(10)  MFS Variable Insurance Trust(SM)

      An expense offset arrangement with the Fund's custodian resulted in a reduction in "Other Expenses" by 0.01% and is reflected in the "Total Actual Expenses."

(11)  Rowe Price International Series, Inc.

      The Investment Advisory Fee includes the ordinary recurring operating expenses of the Funds.

The expenses relating to the Funds (other than those of the Series Fund) have been provided to Pruco Life by the Funds. Pruco Life has not independently verified them.

Daily Deduction from the Contract Fund

Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of up to 0.5%. Currently, we intend to charge 0.2%. This charge is intended to compensate Pruco Life for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Pruco Life estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated in fixing its administrative charges. During 2001, 2000, and 1999, Pruco Life received a total of approximately $157,000, $23,000, and $0, respectively, in mortality and expense risk charges.

Monthly Deductions from the Contract Fund

Pruco Life deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].


(a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. Pruco Life may charge up to $10 per Contract plus $0.05 per $1000 of basic insurance amount and TTR coverage amount each month. For Contracts dated on and after September 30, 2002, we currently charge a monthly amount equal to $10 plus $0.05 per $1,000 of basic insurance amount each month for the first 15 years, and $10 per month thereafter. For Contracts issued prior to September 30, 2002, we charge $10 per month in all years.

      For example, a Contract issued on or after September 30, 2002, with a basic insurance amount of $100,000 would currently have a charge equal to $10 plus $5 for a total of $15 per month for the first 15 years, and $10 per month thereafter. During 2001, 2000, and 1999, Pruco Life received a total of approximately $279,000, $33,000, and $1,000, respectively, in monthly administrative charges.

(b) A cost of insurance ("COI") charge is deducted. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Pruco Life to pay this larger death benefit. The maximum COI charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by maximum COI rates. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, Pruco Life's current COI rates are lower than the maximum rates. For additional information, see Increases in Basic Insurance Amount, page 31.

(c) You may add a Target Term Rider to the Contract. If you add this rider to the basic Contract, additional charges will be deducted.

(d) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

(e) Although the Account is registered as a unit investment trust, it is not a separate taxpayer for purposes of the Code. The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life's federal income taxes. We will review the question of a charge to the Account for Pruco Life's federal income taxes periodically. Such a charge may be made in the future for any federal income taxes that would be attributable to the Account.

      Under current law, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

Transaction Charges

(a) We currently charge an administrative processing fee equal to the lesser of $25 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We currently do not charge an administrative processing fee in connection with a change in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25 for any change in basic insurance amount.

(c) We will charge an administrative processing fee of up to $25 for each transfer exceeding 12 in any Contract year.

(d) We may charge an administrative processing fee of up to $25 for any change in the Target Term Rider coverage amount for Contracts with this rider.

Allocated Charges

You may choose from which variable investment option(s) we deduct your Contract's monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. You may select up to two variable investment options for the allocation of monthly charges. Allocations must be designated in whole percentages. For example, 33% can be selected but 331/3% cannot. Of course, the total allocation to the selected variable investment options must equal 100%. See Monthly Deductions from the Contract Fund, page 17.


If there are insufficient funds in one or both of the selected variable investment options to cover the monthly charges, the selected variable investment option(s) will be reduced to zero. Any remaining charge will be deducted from all other variable investment options and the fixed rate option proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from your variable investment options and the fixed rate option.


Reduction of Charges

We reserve the right to reduce the sales charges and/or other charges on certain multiple life sales, where it is expected that the amount or nature of such multiple sales will result in savings of sales, administrative or other costs. We determine both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

      (1)   the number of individuals;

      (2) the total amount of premium payments expected to be received from these Contracts;

      (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;

      (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that costs will be reduced; and

      (5) any other circumstances which we believe to be relevant in determining whether reduced costs may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed. We may withdraw or modify other reductions on a uniform basis. Our reductions in charges for these Contracts will not be unfairly discriminatory to the interests of any Contract owners.

Requirements for Issuance of a Contract

Pruco Life offers the Contract on a fully underwritten, simplified issue, and guaranteed issue basis. Fully underwritten Contracts require individualized evidence of the insured's insurability and rating class. Simplified issue Contracts reflect underwriting risk factors related to the issue of the Contract as one of several Contracts requiring some medical underwriting of the proposed insureds. Conversely, guaranteed issue Contracts are issued with minimal underwriting but may only be issued in certain circumstances on associated individuals, such as employees of a company who meet criteria established by Pruco Life.

Pruco Life sets minimum face amounts that it offers. The minimum face amount offered may depend on whether the Contract is issued on a fully underwritten, simplified issue or guaranteed issue basis. Currently, the minimum total face amount (basic insurance amount plus any Target Term Rider coverage amount combined) that can be applied for is $100,000 for fully underwritten and simplified issue underwritten Contracts. Contracts underwritten on a guaranteed issue basis may have a lower minimum total face amount. If the Target Term Rider is added to the Contract, neither the basic insurance amount nor the rider coverage amount can be less than $5,000. See Riders, page 21. Pruco Life may reduce the minimum face amounts of the Contracts it will issue. Furthermore, the Contract owner may establish a schedule under which the basic insurance amount increases on designated Contract anniversaries. See Increases in Basic Insurance Amount, page 31.

Generally, the Contract may be issued on insureds between the ages of 20 and 75 for fully underwritten Contracts and between the ages of 20 and 64 for simplified and guaranteed issue Contracts. In its discretion, Pruco Life may issue the Contract on insureds of other ages.

Short-Term Cancellation Right or "Free-Look"

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience. For information on how premium payments are allocated during the "free-look" period, see Allocation of Premiums, page 23.

Types of Death Benefit

You may select from three types of death benefits. Generally, a Contract with a Type A (fixed) death benefit has a death benefit equal to the basic insurance amount. This type of death benefit does not vary with the investment performance of the investment options you selected, except in certain circumstances. See How a Type A (Fixed) Contract's Death Benefit Will Vary, page 25. The payment of additional premiums and favorable investment results of the variable investment options to which the assets are allocated will generally increase the cash value. See How a Contract's Surrender Value Will Vary, page 25.

A Contract with a Type B (variable) death benefit has a death benefit which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a part of the death benefit, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit as well as in the cash value. Over time, however, the increase in the cash value will be less than under a Type A (fixed) Contract. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Type B (variable) Contract will be greater. Unfavorable investment performance will result in decreases in the death benefit and in the cash value. But, as long as the Contract is not in default, the death benefit may not fall below the basic insurance amount stated in the Contract. See How a Contract's Surrender Value Will Vary, page 25 and How a Type B (Variable) Contract's Death Benefit Will Vary, page 26.

A Contract with a Type C (return of premium) death benefit has a death benefit which will generally equal the basic insurance amount plus the total premiums paid into the Contract less withdrawals, accumulated at an interest rate (between 0% and 8%; in 1/2% increments) chosen by the Contract owner to the date of death. This death benefit allows the Contract owner, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured. Under certain circumstances, it is possible for a Type C Contract's death benefit to fall below the basic insurance amount. Favorable investment performance and payment of additional premiums will generally increase the Contract's cash value. Over time, however, the increase in cash value will be less than under a Type A (fixed) Contract. See How a Contract's Surrender Value Will Vary, page 25 and How a Type C (Return of Premium) Contract's Death Benefit Will Vary, page 27.

In choosing a death benefit type, you should also consider whether you intend to use the withdrawal feature. Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount. In addition, we will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. Furthermore, the sum of the basic insurance amount and the Target Term Rider must equal or exceed the minimum allowable total face amount of your Contract. See Requirements for Issuance of a Contract, page 19. For Type B (variable) and Type C (return of premium) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals, page 30.

Changing the Type of Death Benefit

You may change the type of death benefit at any time and subject to Pruco Life's approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change.

If you are changing your Contract's type of death benefit from a Type A (fixed) to a Type B (variable) death benefit, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type A (fixed) to a Type C (return of premium) death benefit, we will change the basic insurance amount by subtracting the total premiums paid on this Contract minus total withdrawals on the date the change takes effect.

If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type B (variable) to a Type C (return of premium) death benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals, determined on the date the change takes effect. If (1) is larger than (2), we will increase the basic insurance amount by that difference. If (2) is larger than (1), we will reduce the basic insurance amount by that difference.

If you are changing from a Type C (return of premium) to a Type A (fixed) death benefit, we will change the basic insurance amount by adding the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) chosen by the Contract owner on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type B (variable) death benefit, we first find the difference between: (1) the Contract Fund and
(2) the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) chosen by the Contract owner as of the date the change takes place. If (2) is larger than (1), we will increase the basic insurance amount by that difference. If (1) is larger than (2), we will reduce the basic insurance amount by that difference.

The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. In addition, the sum of the basic insurance amount and the Target Term Rider must equal or exceed the minimum allowable total face amount of your Contract. See Requirements for Issuance of a Contract, page 19. We reserve the right to make an administrative processing charge of up to $25 for any change in the basic insurance amount, although we do not currently do so. See Charges and Expenses, page 14.

The following chart illustrates the changes in basic insurance amount with each change of death benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 death benefit. For changes to and from a Type C death benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums minus withdrawals is 0%.

       -------------------------------------------------------------
                             Basic Insurance Amount
       =============================================================
            FROM                               TO
       -------------------------------------------------------------
           Type A                 Type B                 Type C
          $300,000               $250,000               $260,000
       -------------------------------------------------------------
           Type B                 Type A                 Type C
          $250,000               $300,000               $260,000
       -------------------------------------------------------------
           Type C                 Type A                 Type B
          $260,000               $300,000               $250,000
       -------------------------------------------------------------

To request a change, fill out an application for change which can be obtained from your Pruco Life representative or a Home Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change.

Riders

Contract owners may be able to obtain extra benefits which may involve an extra charge. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to riders will be deducted from the Contract Fund on each Monthly date.


Rider to Add a Fixed Interest Rate Investment Option

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

The fixed rate option is not available on all Contracts. Currently, if your basic insurance amount and Target Term Rider coverage amount on all Contracts you own combined is equal to or less than $200 million the Rider to Add a Fixed Interest Rate Investment Option would be available to you. Rules for allowing the fixed rate option are defined by Pruco Life and applied in a non-discriminatory way. Pruco Life may change these limits in the future. If your Contract includes the Rider to Add a Fixed Interest Rate Investment Option, you may choose to invest, either initially or by transfer, a portion to the fixed rate option with our consent. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 3%. Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers into and out of the fixed rate option are subject to strict limits. See Transfers, page 24. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds are Paid, page 32.


Target Term Rider

The Target Term Rider provides a flexible term insurance benefit to attained age 100 on the life of the insured. The Contract owner specifies the amount of term rider coverage he or she desires. This amount is called the rider coverage amount and is the maximum death benefit payable under the rider. The sum of the base Contract's basic insurance amount and the rider coverage amount equals the target coverage amount. The Rider death benefit fluctuates as the base Contract's death benefit changes, as described below. See Tax Treatment of Contract Benefits, page 36.


When the Contract Fund has not grown to the point where the base Contract's death benefit is increased to satisfy the Internal Revenue Code's definition of life insurance, the rider death benefit equals the rider coverage amount. However, once the Contract Fund has grown to the point where the base Contract's death benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the rider's death benefit will decrease (or increase) dollar for dollar as the base Contract's death benefit increases (or decreases). It is possible for the Contract Fund and, consequently, the base Contract's death benefit to grow to the point where the rider death benefit is reduced to zero. As we state above, however, the rider death benefit will never increase beyond the rider coverage amount. In addition, you may change the rider coverage amount once each Contract year while the rider is in-force.


                                [GRAPH OMITTED]

The following factors should be considered when adding a Target Term Rider to your Contract:

      1. The sales expense charge for a Contract with a Target Term Rider is less than that for an all base policy with the same death benefit. This is because the sales expense charge is based on the Target Premium (referred to as "segment allocation amount" in your Contract) of the Contract's basic insurance amount (BIA) only. For example, consider two identical $1,000,000 policies; the first with a $1,000,000 BIA and the other with a $500,000 BIA and $500,000 of rider coverage amount. The sales expense charge for the first policy will be based on the Target Premium of a $1,000,000 BIA while the sales expense charge for the second policy will be based on the Target Premium of a $500,000 BIA only. See Charges and Expenses, page 14.

      2. The current Cost of Insurance (COI) is different for the basic insurance amount and for the rider coverage amount. Cost of Insurance is determined by multiplying the COI rates by the Contract's "net amount at risk." The "net amount at risk" is the amount by which the Contract's death benefit exceeds the Contract Fund. The COI rates for both the basic insurance amount and the Target Term Rider will increase annually. However, current COI rates for the Target Term Rider are less than the current rates for the basic insurance amount death benefit for the first ten years, but are greater thereafter.

      3. You may increase or decrease both your basic insurance amount and rider coverage amount after issue subject to the underwriting requirements determined by Pruco Life. See Increases in Basic Insurance Amount, page 31 and Decreases in Basic Insurance Amount, page 32. Increasing your basic insurance amount after issue increases your sales expense charges on any premiums paid after the effective date of the increase for that portion of the premium allocated to the new coverage segment.

      4. The amount and timing of premium payments, loans, and withdrawals you make under the Contract and your choice of definition of life insurance test (see Tax Treatment of Contract Benefits, page 36) will all be factors in determining the relative performance of a Contract with and without a Target Term Rider.

      5. Investment experience will be a factor in determining the relative performance of a Contract with and without a Target Term Rider.

The five factors outlined above can have opposite effects on the financial performance of a Contract, including the amount of the Contract's cash value and death benefit. It is important that you ask your Pruco Life representative to see illustrations based on different combinations of all of the above. You can then discuss with your Pruco Life representative how these combinations may address your objectives.

Premiums

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. See How a Type A (Fixed) Contract's Death Benefit Will Vary, page 25, How a Type B (Variable) Contract's Death Benefit Will Vary, page 26 and How a Type C (Return of Premium) Contract's Death Benefit Will Vary, page 27. There are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 36.

We can bill you for the amount you select annually, semi-annually, quarterly or monthly. Because the Contract is a flexible premium contract, there are no premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if the Contract Fund is greater than zero and more than any Contract debt. When you apply for the Contract, you should discuss with your Pruco Life representative how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums


On the Contract date, we deduct the charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) from the initial premium. See Charges and Expenses, page
14. Also on the Contract date, the remainder of the initial premium and any other premium received during the short-term cancellation right ("free-look") period, will be allocated to the Money Market investment option and the first monthly deductions are made. At the end of the "free-look" period, these funds will be allocated among the variable investment options and/or the fixed rate option according to your desired allocation, as specified in the application form. See Short-Term Cancellation Right or "Free-Look", page 19. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested.

The charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received at a Home Office, in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation to all selected investment options must equal 100%. The percentage of premium that is allocated to the fixed rate option, if available, can not exceed 25%. Pruco Life may change this limit in the future.

Transfers


You may, up to 12 times each Contract year, transfer amounts from one investment option to another investment option without charge. Additional transfers may be made during each Contract year, but only with our consent. All or a portion of the amount credited to a variable investment option may be transferred. Transfers into and out of the fixed rate option are subject to strict limits as described later in this section. There is no administrative charge for the first 12 transfers per Contract year among investment options. There is an administrative charge of up to $25 for each transfer after the first 12 transfers per Contract year. Transfers will not be made until the end of the "free-look" period. See Short-Term Cancellation Right or "Free-Look", page 19.


Transfers among variable investment options will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned (see Assignment, page 38), depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


We will allow one transfer per Contract out of the fixed rate option during each Contract year. Additional transfers out of the fixed rate option may be made only with our consent. The maximum amount per Contract which may be transferred out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. For transfers into the fixed rate option, the amount being transferred in may not cause the fixed rate option to exceed 25% of the Contract Fund. Pruco Life may change these limits in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).


The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Dollar Cost Averaging


We offer a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into variable investment options available under the Contract, excluding the fixed rate option. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the end of the "free-look" period. See Short-Term Cancellation Right or "Free-Look", page 19.


Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing is not available until the end of the "free-look" period. See Short-Term Cancellation Right or "Free-Look", page 19.


Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. The fixed rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.


How a Contract's Surrender Value Will Vary


You may surrender the Contract for its surrender value. The Contract's surrender value on any date will be the Contract Fund less any Contract debt plus any return of sales charges plus any Additional Amount upon surrender. See Contract Loans, page 35 and Return of Sales Charges, page 15. The Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment option[s]; (2) interest credited on any loan; (3) the daily asset charge for mortality and expense risks assessed against the variable investment options and; (4) interest credited on any amounts allocated to the fixed rate option. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under Charges and Expenses, page 14. Upon request, Pruco Life will tell you the surrender value of your Contract. It is possible for the surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.


The tables on pages T1 through T10 of this prospectus illustrate approximately what the surrender values would be for representative Contracts, assuming hypothetical uniform investment results in the Fund portfolios. See Illustrations of Surrender Values, Death Benefits, and Accumulated Premiums, page 33.

How a Type A (Fixed) Contract's Death Benefit Will Vary

As described earlier, there are three types of death benefit available under the
Contract: (1) Type A, a generally fixed death benefit; (2) Type B, a variable death benefit and; (3) Type C, a return of premium death benefit. A Type B (variable) death benefit varies with investment performance while Type A (fixed) and Type C (return of premium) death benefits do not, unless they must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under a Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Pruco Life will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type A (fixed) Contract will always be the greater of:

      (1)   the basic insurance amount; and


      (2) the Contract Fund before the deduction of any monthly charges due on that date plus any return of sales charges and any Additional Amount, multiplied by the attained age factor that applies.


A listing of attained age factors can be found on your Contract data pages. The second provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract. See Tax Treatment of Contract Benefits, page 36, for a discussion of these methods and the impact of each on the Contract's values, benefits and tax status.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes that a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                          Type A (Fixed) Death Benefit


--------------------------------------------------------------------------------
               IF                                    THEN
--------------------------------------------------------------------------------

        the         and the            the       the Contract
      insured       Contract        attained         Fund          and the Death
      is age        Fund is            age       multiplied by       Benefit is
                                   factor is**  the attained age
                                                   factor is
--------------------------------------------------------------------------------
        40          $ 25,000          3.57           89,250          $250,000
        40          $ 75,000          3.57          267,750          $267,750*
        40          $100,000          3.57          357,000          $357,000*
--------------------------------------------------------------------------------
        60          $ 75,000          1.92          144,000          $250,000
        60          $125,000          1.92          240,000          $250,000
        60          $150,000          1.92          288,000          $288,000*
--------------------------------------------------------------------------------
        80          $150,000          1.28          192,000          $250,000
        80          $200,000          1.28          256,000          $256,000*
        80          $225,000          1.28          288,000          $288,000*
--------------------------------------------------------------------------------


* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.

**    Assumes the Contract Owner selected the Cash Value Accumulation Test.
--------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $288,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.92. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under a Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, but will also vary, immediately after it is issued, with the investment results of the selected variable investment options. The death benefit may be further increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type B (variable) Contract will always be the greater of:

      (1) the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and


      (2) the Contract Fund before the deduction of any monthly charges due on that date plus any return of sales charges and any Additional Amount, multiplied by the attained age factor that applies.


For purposes of computing the death benefit, if the Contract Fund is less than zero we will consider it to be zero. A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract. See Tax Treatment of Contract Benefits, page 36, for a discussion of these methods and the impact of each on the Contract's values, benefits and tax status.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                         Type B (Variable) Death Benefit


--------------------------------------------------------------------------------
               IF                                    THEN
--------------------------------------------------------------------------------

        the         and the            the       the Contract
      insured       Contract        attained         Fund          and the Death
      is age        Fund is            age       multiplied by       Benefit is
                                   factor is**  the attained age
                                                   factor is
--------------------------------------------------------------------------------
        40          $ 25,000          3.57           89,250          $275,000
        40          $ 75,000          3.57          267,750          $325,000
        40          $100,000          3.57          357,000          $357,000*
--------------------------------------------------------------------------------
        60          $ 75,000          1.92          144,000          $325,000
        60          $125,000          1.92          240,000          $375,000
        60          $150,000          1.92          288,000          $400,000
--------------------------------------------------------------------------------
        80          $150,000          1.28          192,000          $400,000
        80          $200,000          1.28          256,000          $450,000
        80          $225,000          1.28          288,000          $475,000
--------------------------------------------------------------------------------


* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.

**    Assumes the Contract Owner selected the Cash Value Accumulation Test.
--------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

How a Type C (Return of Premium) Contract's Death Benefit Will Vary

Under a Type C (return of premium) Contract, while the Contract is in-force, the death benefit will be the greater of:

      (1) the basic insurance amount plus the total premiums paid into the Contract less any withdrawals, accumulated at an interest rate (between 0% and 8%; in 1/2% increments) chosen by the Contract owner to the date of death; and


      (2) the Contract Fund before the deduction of monthly charges due on that date plus any return of sales charges and any Additional Amount, multiplied by the attained age factor that applies.


A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract. See Tax Treatment of Contract Benefits, page 36, for a discussion of these methods and the impact of each on the Contract's values, benefits and tax status.

Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals plus interest is greater than total premiums paid plus interest.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                    Type C (Return of Premium) Death Benefit


-----------------------------------------------------------------------------------------------------------------------
                            IF                                                          THEN
-----------------------------------------------------------------------------------------------------------------------

                                           and the premiums                         the Contract
        the              and the            paid less any                         Fund multiplied         and the Death
      insured         Contract Fund        withdrawals with    the attained age    by the attained         Benefit is
       is age               is             interest equals       factor is**        age factor is
-----------------------------------------------------------------------------------------------------------------------
         40              $ 25,000              $ 15,000              3.57               89,250              $265,000
         40              $ 75,000              $ 60,000              3.57              267,750              $310,000
         40              $100,000              $ 80,000              3.57              357,000              $357,000*
-----------------------------------------------------------------------------------------------------------------------
         60              $ 75,000              $ 60,000              1.92              144,000              $310,000
         60              $125,000              $100,000              1.92              240,000              $350,000
         60              $150,000              $125,000              1.92              288,000              $375,000
-----------------------------------------------------------------------------------------------------------------------
         80              $150,000              $125,000              1.28              192,000              $375,000
         80              $200,000              $150,000              1.28              256,000              $400,000
         80              $225,000              $175,000              1.28              288,000              $425,000
-----------------------------------------------------------------------------------------------------------------------


*     Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.

**    Assumes the Contract owner selected the Cash Value Accumulation Test.
-----------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the premiums paid with interest less any withdrawals equals $80,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

Surrender of a Contract

A Contract may be surrendered for its surrender value while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a signed written request, to a Home Office. The surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. If the Contract is fully surrendered within the first four Contract years, you may be entitled to a return of sales charges. See Charges and Expenses, page 14. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 36.


If you surrender the Contract while it is in-force, you may be eligible to receive an Additional Amount upon full surrender of the Contract for its surrender value. The Additional Amount will be equal to the Contract's net cash value as of the date of surrender multiplied by an Additional Amount Factor. This option is not available in Florida.


To be eligible for the Additional Amount, the following conditions must be met:

      1)    the Contract must not be in default;

      2)    the Contract must be issued prior to age 81;

      3)    you must ask for the surrender in a signed written request;

      4) the Contract must not have been sold, or assigned (except to us as security for a loan); Contracts which are the subject of a split-dollar arrangement and are not absolutely assigned will not be considered to be assigned for the purposes of this condition; and

      5)    the surrender must not be the subject of an exchange pursuant to
            Section 1035 of the United States Internal Revenue Code.

The three tables below, Table A, Table B, and Table C, apply to Contracts that meet the above stated qualifications and reflect the Additional Amount Factors that will apply to a Contract's net cash value to determine the Contract's cash surrender value. The Additional Amount Factors that will apply to the net cash value are determined by the Contract date, the age of the insured at the time the Contract was issued, and the Contract year of your surrender. Contracts with no Target Term Rider will use the factors shown in the appropriate "Base Factor" column below. Contracts with a Target Term Rider have an adjusted Additional Amount Factor, which will be a weighted blend based on the amount of the basic insurance amount and the amount of the term rider coverage on the Contract date. For example, if the Contract is dated June 29, 2001, the insured is age 50 at the time the Contract was issued, the basic insurance amount is $500,000 on the Contract date and the amount of the term rider coverage is $500,000 on the Contract date, then the weighted factor for Contract year 1 would be 0.0950.

                                     Table A
                 (Contracts dated September 30, 2002 and later)

-------------------------------------------------------------------------------------------------------------------
    Contract  Issue Age 50 and Below        Issue Age 51-60          Issue Age 61-70        Issue Age 71 and Above
      Year
-------------------------------------------------------------------------------------------------------------------
             Base Factor   TTR Factor  Base Factor   TTR Factor  Base Factor   TTR Factor  Base Factor   TTR Factor
-------------------------------------------------------------------------------------------------------------------
       1        0.0525       0.0525       0.0425       0.0425       0.0350       0.0350       0.0200       0.0200
-------------------------------------------------------------------------------------------------------------------
       2        0.0540       0.0540       0.0440       0.0440       0.0360       0.0360       0.0200       0.0200
-------------------------------------------------------------------------------------------------------------------
       3        0.0550       0.0550       0.0450       0.0450       0.0360       0.0360       0.0200       0.0200
-------------------------------------------------------------------------------------------------------------------
       4        0.0500       0.0500       0.0400       0.0400       0.0325       0.0325       0.0150       0.0150
-------------------------------------------------------------------------------------------------------------------
       5        0.0450       0.0450       0.0380       0.0380       0.0250       0.0250       0.0100       0.0100
-------------------------------------------------------------------------------------------------------------------
       6        0.0360       0.0360       0.0330       0.0330       0.0200       0.0200       0.0050       0.0050
-------------------------------------------------------------------------------------------------------------------
       7        0.0310       0.0310       0.0300       0.0300       0.0160       0.0160       0.0000       0.0000
-------------------------------------------------------------------------------------------------------------------
       8        0.0250       0.0250       0.0250       0.0250       0.0120       0.0120       0.0000       0.0000
-------------------------------------------------------------------------------------------------------------------
       9        0.0200       0.0200       0.0200       0.0200       0.0080       0.0080       0.0000       0.0000
-------------------------------------------------------------------------------------------------------------------
       10       0.0150       0.0150       0.0150       0.0150       0.0040       0.0040       0.0000       0.0000
-------------------------------------------------------------------------------------------------------------------
       11       0.0100       0.0100       0.0100       0.0100       0.0000       0.0000       0.0000       0.0000
-------------------------------------------------------------------------------------------------------------------
       12       0.0050       0.0050       0.0050       0.0050       0.0000       0.0000       0.0000       0.0000
-------------------------------------------------------------------------------------------------------------------
       13+      0.0000       0.0000       0.0000       0.0000       0.0000       0.0000       0.0000       0.0000
-------------------------------------------------------------------------------------------------------------------


                                     TABLE B
           (Contracts dated June 29, 2001 through September 29, 2002)

-------------------------------------------------------------------------------------------------------------------
    Contract  Issue Age 50 and Below        Issue Age 51-60          Issue Age 61-70        Issue Age 71 and Above
      Year
-------------------------------------------------------------------------------------------------------------------
             Base Factor   TTR Factor  Base Factor   TTR Factor  Base Factor   TTR Factor  Base Factor   TTR Factor
-------------------------------------------------------------------------------------------------------------------
       1        0.1100       0.0800       0.1100       0.0700       0.1000       0.0625       0.0725       0.0525
-------------------------------------------------------------------------------------------------------------------
       2        0.1000       0.0750       0.0900       0.0675       0.0800       0.0575       0.0650       0.0500
-------------------------------------------------------------------------------------------------------------------
       3        0.0900       0.0700       0.0800       0.0625       0.0700       0.0550       0.0600       0.0450
-------------------------------------------------------------------------------------------------------------------
       4        0.0800       0.0650       0.0700       0.0575       0.0600       0.0500       0.0525       0.0425
-------------------------------------------------------------------------------------------------------------------
       5        0.1000       0.0700       0.0900       0.0625       0.0775       0.0550       0.0650       0.0450
-------------------------------------------------------------------------------------------------------------------
       6        0.0800       0.0600       0.0500       0.0525       0.0450       0.0475       0.0525       0.0400
-------------------------------------------------------------------------------------------------------------------
       7        0.0400       0.0450       0.0300       0.0400       0.0200       0.0350       0.0250       0.0300
-------------------------------------------------------------------------------------------------------------------
       8        0.0200       0.0300       0.0100       0.0250       0.0100       0.0225       0.0125       0.0200
-------------------------------------------------------------------------------------------------------------------
       9        0.0000       0.0200       0.0000       0.0175       0.0000       0.0150       0.0000       0.0125
-------------------------------------------------------------------------------------------------------------------
       10       0.0000       0.0100       0.0000       0.0075       0.0000       0.0075       0.0000       0.0050
-------------------------------------------------------------------------------------------------------------------
       11       0.0000       0.0000       0.0000       0.0000       0.0000       0.0000       0.0000       0.0000
-------------------------------------------------------------------------------------------------------------------

                                     TABLE C
                    (Contracts dated prior to June 29, 2001)

-------------------------------------------------------------------------------------------------------------------
    Contract  Issue Age 50 and Below        Issue Age 51-60          Issue Age 61-70        Issue Age 71 and Above
      Year
-------------------------------------------------------------------------------------------------------------------
             Base Factor   TTR Factor  Base Factor   TTR Factor  Base Factor   TTR Factor  Base Factor   TTR Factor
-------------------------------------------------------------------------------------------------------------------
       1        0.0200       0.0480       0.0050       0.0420       0.0050       0.0375       0.0000       0.0315
-------------------------------------------------------------------------------------------------------------------
       2        0.0150       0.0450       0.0050       0.0405       0.0050       0.0345       0.0000       0.0300
-------------------------------------------------------------------------------------------------------------------
       3        0.0100       0.0420       0.0050       0.0375       0.0050       0.0330       0.0000       0.0270
-------------------------------------------------------------------------------------------------------------------
       4        0.0050       0.0390       0.0050       0.0345       0.0050       0.0300       0.0000       0.0255
-------------------------------------------------------------------------------------------------------------------
       5        0.0100       0.0420       0.0050       0.0300       0.0050       0.0180       0.0000       0.0120
-------------------------------------------------------------------------------------------------------------------
       6        0.0070       0.0360       0.0000       0.0180       0.0000       0.0120       0.0000       0.0060
-------------------------------------------------------------------------------------------------------------------
       7        0.0050       0.0270       0.0000       0.0090       0.0000       0.0060       0.0000       0.0030
-------------------------------------------------------------------------------------------------------------------
       8        0.0000       0.0180       0.0000       0.0000       0.0000       0.0000       0.0000       0.0000
-------------------------------------------------------------------------------------------------------------------
       9        0.0000       0.0120       0.0000       0.0000       0.0000       0.0000       0.0000       0.0000
-------------------------------------------------------------------------------------------------------------------
       10       0.0000       0.0060       0.0000       0.0000       0.0000       0.0000       0.0000       0.0000
-------------------------------------------------------------------------------------------------------------------
       11       0.0000       0.0000       0.0000       0.0000       0.0000       0.0000       0.0000       0.0000
-------------------------------------------------------------------------------------------------------------------

The Additional Amount will not be available for Contracts that are in default at the end of the grace period and the premium required to bring the Contract out of default has not been paid.

Withdrawals

Under certain circumstances, you may withdraw a portion of the Contract's net cash value without surrendering the Contract. The withdrawal amount is limited by the requirement that the net cash value after the withdrawal may not be zero or less than zero. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawals may have tax consequences. See Tax Treatment of Contract Benefits, page 36.

Generally, whenever a withdrawal is made, the death benefit will be immediately reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount, unless you provide evidence that the insured is insurable for the increase in net amount at risk. In addition, no withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. Furthermore, the sum of the basic insurance amount and the Target Term Rider must equal or exceed the minimum allowable total face amount of your Contract. See Requirements for Issuance of a Contract, page 19. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 36. Before making any withdrawal which causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.


When a withdrawal is made, the Contract Fund is reduced by the sum of the cash withdrawn and the withdrawal fee. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. You may not direct a withdrawal to come from the fixed rate option.


Withdrawals increase the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default.

Lapse and Reinstatement

Pruco Life will determine the value of the Contract Fund on each Monthly date. If the Contract Fund is zero or less, the Contract is in default. If the Contract debt ever grows to be equal to or more than the Contract Fund, the Contract will be in default. Should this happen, Pruco Life will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 36.

A Contract that ended in default may be reinstated within 5 years after the date of default if the following conditions are met: (1) renewed evidence of insurability is provided on the insured; (2) submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and (3) any Contract debt with interest to date must be restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement. The reinstatement date will be the Monthly date that coincides with or next follows the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.

Increases in Basic Insurance Amount

Subject to state approval and subject to the underwriting requirements determined by Pruco Life, you may increase the amount of insurance by increasing the basic insurance amount of the Contract. We will allow up to 98 increases during the life of the Contract. The following conditions must be met:

      (1)   you must ask for the change in a form that meets Pruco Life's needs;

      (2) the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract data pages;

      (3)   you must prove to us that the insured is insurable for any increase;

      (4)   the Contract must not be in default; and

      (5) if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. No administrative processing charge is currently being made in connection with an increase in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25.

Furthermore, you may establish a schedule under which the basic insurance amount increases on designated Contract anniversaries. The schedule of increases must meet the following conditions:

      (1) The amount of each scheduled increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract data pages.

      (2)   The amount of each scheduled increase cannot exceed:

            (a) 20% of the underwritten death benefit (at issue, the underwritten death benefit is equal to the face amount on the Contract date) for increases scheduled to take place at attained ages up to and including 65; or

            (b) 10% of the underwritten death benefit for increases scheduled to take place at attained ages from 66 up to and including 70.

      (3)   Increases cannot be scheduled to take place after attained age 70.

      (4) The total face amount including scheduled increases can never exceed 4 times the underwritten death benefit for fully underwritten Contracts or 2 times the underwritten death benefit for Contracts issued on a simplified issue or guaranteed issue basis.

These are our current guidelines. We reserve the right to change these conditions.

For sales load purposes, the Target Premium (referred to as "segment allocation amount" in your Contract) is calculated separately for each coverage segment. When premiums are paid, each premium payment is allocated to each coverage segment based on the proportion of its Target Premium to the total of all Target Premiums currently in effect. Currently, the sales load charge for each segment is equal to 13 1/2% of the allocated premium paid in each Contract year up to the Target Premium and 2% on any excess. See Charges and Expenses, page 14.

The COI rates for an increase in basic insurance amount are based upon 1980 CSO Tables, the age at the increase effective date and the number of years since then, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole Contract (the death benefit minus the Contract Fund) is allocated to each basic insurance amount segment based on the proportion of its basic insurance amount to the total of all basic insurance amount segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the Insured's attained age for the initial basic insurance amount segment. For a description of attained age factor, see How a Type A (Fixed) Contract's Death Benefit Will Vary, page 25, How a

Type B (Variable) Contract's Death Benefit Will Vary, page 26 and How a Type C (Return of Premium) Contract's Death Benefit Will Vary, page 27.

Each Contract owner who elects to increase the basic insurance amount of his or her Contract will receive a "free-look" right which will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to a purchaser of a new Contract except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. See Short-Term Cancellation Right or "Free-Look", page 19. Generally, the "free-look" right would have to be exercised no later than 10 days after receipt of the Contract as increased.

An increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 36. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

Decreases in Basic Insurance Amount

As explained earlier, you may make a withdrawal. See Withdrawals, page 30. You also have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance. The amount of the decrease must be at least equal to the minimum decrease in basic insurance amount shown under Contract Limitations in your Contract data pages. In addition, the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract data pages. No administrative processing charge is currently being made in connection with a decrease in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25. See Charges and Expenses, page 14. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits, page 36. Furthermore, a decrease will not take effect if the insured is not living on the effective date.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 36. Before requesting any decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

When Proceeds Are Paid

Pruco Life will generally pay any death benefit, cash value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.


With respect to the amount of any cash surrender value allocated to the fixed rate option, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

Illustrations of Surrender Values, Death Benefits, and Accumulated Premiums

The following tables show how a Contract's death benefit and surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All the tables assume the following:

o a Contract bought by a 45 year old male, select, non-smoker, with no extra risks or substandard ratings, issued on a Guaranteed Issue basis.

o a given premium amount is paid on each Contract anniversary for seven years and no loans are taken.


o the Contract Fund has been invested in equal amounts in each of the 40 portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed rate option.


The first two tables (pages T1 and T2) assume: (1) a Type A (fixed) Contract has been purchased, (2) a $1,000,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 36 and Types of Death Benefit, page 19. The first table assumes current charges will continue for the indefinite future while the second table assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 14.

The third and fourth tables (pages T3 and T4) assume: (1) a Type A (fixed) Contract has been purchased, (2) a $5,000 basic insurance amount and a $995,000 Target Term Rider has been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 36 and Types of Death Benefit, page 19. The third table assumes current charges will continue for the indefinite future while the fourth table assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 14.

The next two tables (pages T5 and T6) assume: (1) a Type A (fixed) Contract has been purchased, (2) a $1,000,000 basic insurance amount and no riders have been added to the Contract, and (3) a Guideline Premium Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 36 and Types of Death Benefit, page 19. The fifth table assumes current charges will continue for the indefinite future while the sixth table assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 14.

The tables on pages T7 and T8 assume: (1) a Type B (variable) Contract has been purchased, (2) a $1,000,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 36 and Types of Death Benefit, page 19. The table on page T7 assumes current charges will continue for the indefinite future while the table on page T8 assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 14.

The last two tables (pages T9 and T10) assume: (1) a Type C (return of premium) Contract has been purchased with premiums accumulating at 6%, (2) a $1,000,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 36 and Types of Death Benefit, page 19. The table on page T9 assumes current charges will continue for the indefinite future while the table on page T10 assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 14.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and surrender values would be different from those shown if investment returns averaged 0%, 6%, and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following 10 tables (pages T1 through T10) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the surrender value payable in each of the years shown for the three different assumed investment returns.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 40 portfolios of 0.84%, and the daily deduction from the Contract Fund of 0.20% per year for the tables based on current charges and 0.50% per year for the tables based on maximum charges. Thus, assuming current charges, gross returns of 0%, 6%, and 12% are the equivalent of net returns of -1.04%, 4.96%, and 10.96%, respectively. Assuming maximum charges, gross returns of 0%, 6%, and 12% are the equivalent of net returns of -1.34%, 4.66%, and 10.66%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.84% and will depend on which variable investment options are selected. The death benefits and surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. Because of this, we strongly recommend periodic Contract reviews with your Pruco Life representative. Reviews are an excellent way to monitor the performance of the policy against your expectations and to identify adjustments that may be necessary.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 45 year old man, may be useful for a 45 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life representative can provide you with a hypothetical illustration for your own age, sex, and rating class.

                                  ILLUSTRATIONS

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                              USING CURRENT CHARGES

                                                Death Benefit (1)                                  Surrender Value (1)
                               ---------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
               Premiums                   Annual Investment Return of                          Annual Investment Return of
   End Of    Accumulated       ---------------------------------------------------------------------------------------------------
   Policy   at 4% Interest       0% Gross            6% Gross         12% Gross        0% Gross          6% Gross       12% Gross
    Year       Per Year        (-1.04% Net)        (4.96% Net)      (10.96% Net)     (-1.04% Net)      (4.96% Net)    (10.96% Net)
----------- --------------     -------------------------------------------------     ---------------------------------------------
      1       $   56,919        $1,000,000          $1,000,000       $ 1,000,000       $ 51,890         $   54,933     $    57,976
      2       $  116,115        $1,000,000          $1,000,000       $ 1,000,000       $101,179         $  110,361     $   119,912
      3       $  177,679        $1,000,000          $1,000,000       $ 1,000,000       $147,693         $  166,177     $   186,179
      4       $  241,705        $1,000,000          $1,000,000       $ 1,000,000       $192,243         $  223,151     $   257,960
      5       $  308,293        $1,000,000          $1,000,000       $ 1,000,000       $235,415         $  282,230     $   337,078
      6       $  377,544        $1,000,000          $1,000,000       $ 1,101,098       $280,373         $  346,451     $   426,782
      7       $  449,565        $1,000,000          $1,035,444       $ 1,314,674       $325,005         $  414,178     $   525,870
      8       $  467,547        $1,000,000          $1,039,872       $ 1,396,340       $315,185         $  427,931     $   574,626
      9       $  486,249        $1,000,000          $1,039,947       $ 1,476,954       $305,469         $  442,531     $   628,491
     10       $  505,699        $1,000,000          $1,043,576       $ 1,567,633       $295,677         $  457,709     $   687,558
     15       $  615,260        $1,000,000          $1,083,207       $ 2,155,049       $245,702         $  547,074     $ 1,088,409
20 (Age 65)   $  748,558        $1,000,000          $1,157,760       $ 3,043,118       $196,004         $  669,225     $ 1,759,028
     25       $  910,735        $1,000,000          $1,272,950       $ 4,420,372       $145,232         $  826,591     $ 2,870,371
     30       $1,108,049        $1,000,000          $1,407,961       $ 6,458,988       $ 60,176         $1,012,922     $ 4,646,754
     35       $1,348,111        $        0(2)       $1,621,666       $ 9,827,374       $      0(2)      $1,228,535     $ 7,444,980
     40       $1,640,183        $        0          $1,772,405       $14,187,895       $      0         $1,477,004     $11,823,246
     45       $1,995,533        $        0          $2,007,738       $21,228,494       $      0         $1,761,173     $18,621,486

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 33, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T1

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                Death Benefit (1)                                  Surrender Value (1)
                               ---------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
               Premiums                   Annual Investment Return of                          Annual Investment Return of
   End Of    Accumulated       ---------------------------------------------------------------------------------------------------
   Policy   at 4% Interest       0% Gross            6% Gross         12% Gross        0% Gross          6% Gross       12% Gross
    Year       Per Year        (-1.34% Net)        (4.66% Net)      (10.66% Net)     (-1.34% Net)      (4.66% Net)    (10.66% Net)
----------- --------------     -------------------------------------------------     ---------------------------------------------
      1       $   56,919        $1,000,000          $1,000,000       $ 1,000,000       $ 41,962         $   44,380     $    46,802
      2       $  116,115        $1,000,000          $1,000,000       $ 1,000,000       $ 83,289         $   90,521     $    98,049
      3       $  177,679        $1,000,000          $1,000,000       $ 1,000,000       $119,887         $  134,411     $   150,138
      4       $  241,705        $1,000,000          $1,000,000       $ 1,000,000       $155,863         $  180,252     $   207,731
      5       $  308,293        $1,000,000          $1,000,000       $ 1,000,000       $183,012         $  219,940     $   263,248
      6       $  377,544        $1,000,000          $1,000,000       $ 1,000,000       $217,746         $  270,000     $   333,807
      7       $  449,565        $1,000,000          $1,000,000       $ 1,029,920       $251,845         $  322,333     $   411,968
      8       $  467,547        $1,000,000          $1,000,000       $ 1,096,323       $243,190         $  332,399     $   451,162
      9       $  486,249        $1,000,000          $1,000,000       $ 1,160,869       $234,131         $  342,579     $   493,987
     10       $  505,699        $1,000,000          $1,000,000       $ 1,232,862       $224,606         $  352,844     $   540,729
     15       $  615,260        $1,000,000          $1,000,000       $ 1,674,111       $167,484         $  404,437     $   845,510
20 (Age 65)   $  748,558        $1,000,000          $1,000,000       $ 2,263,440       $ 83,538         $  451,751     $ 1,308,347
     25       $  910,735        $        0(2)       $1,000,000       $ 3,072,931       $      0(2)      $  482,717     $ 1,995,410
     30       $1,108,049        $        0          $1,000,000       $ 4,165,495       $      0         $  471,627     $ 2,996,759
     35       $1,348,111        $        0          $1,000,000       $ 5,799,788       $      0         $  346,848     $ 4,393,778
     40       $1,640,183        $        0          $        0(2)    $ 7,649,475       $      0         $        0(2)  $ 6,374,562
     45       $1,995,533        $        0          $        0       $10,457,481       $      0         $        0     $ 9,173,229

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 24, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 40, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T2

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                 $1,000,000 TARGET COVERAGE AMOUNT($5,000 BASIC
                 INSURANCE AMOUNT, $995,000 TARGET TERM RIDER)
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                              USING CURRENT CHARGES

                                                Death Benefit (1)                                  Surrender Value (1)
                               ---------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
               Premiums                   Annual Investment Return of                          Annual Investment Return of
   End Of    Accumulated       ---------------------------------------------------------------------------------------------------
   Policy   at 4% Interest       0% Gross            6% Gross         12% Gross        0% Gross          6% Gross       12% Gross
    Year       Per Year        (-1.04% Net)        (4.96% Net)      (10.96% Net)     (-1.04% Net)      (4.96% Net)    (10.96% Net)
----------- --------------     -------------------------------------------------     ---------------------------------------------
      1       $   56,919        $1,000,000          $1,000,000       $ 1,000,000       $ 54,284         $   57,554     $    60,824
      2       $  116,115        $1,000,000          $1,000,000       $ 1,000,000       $106,459         $  116,352     $   126,640
      3       $  177,679        $1,000,000          $1,000,000       $ 1,000,000       $157,446         $  177,400     $   198,981
      4       $  241,705        $1,000,000          $1,000,000       $ 1,000,000       $206,366         $  239,759     $   277,337
      5       $  308,293        $1,000,000          $1,000,000       $ 1,000,000       $253,865         $  304,240     $   363,230
      6       $  377,544        $1,000,000          $1,000,000       $ 1,177,260       $299,749         $  370,481     $   456,302
      7       $  449,565        $1,000,000          $1,099,998       $ 1,397,908       $345,279         $  439,999     $   559,163
      8       $  467,547        $1,000,000          $1,106,336       $ 1,486,432       $336,142         $  455,282     $   611,700
      9       $  486,249        $1,000,000          $1,107,991       $ 1,573,872       $327,240         $  471,486     $   669,733
     10       $  505,699        $1,000,000          $1,113,381       $ 1,672,072       $318,354         $  488,325     $   733,365
     15       $  615,260        $1,000,000          $1,162,743       $ 2,306,838       $266,975         $  587,244     $ 1,165,070
20 (Age 65)   $  748,558        $1,000,000          $1,242,854       $ 3,257,551       $210,415         $  718,413     $ 1,882,977
     25       $  910,735        $1,000,000          $1,366,586       $ 4,731,937       $150,808         $  887,394     $ 3,072,686
     30       $1,108,049        $1,000,000          $1,511,597       $ 6,914,318       $ 46,773         $1,087,480     $ 4,974,329
     35       $1,348,111        $        0(2)       $1,741,096       $10,520,232       $      0(2)      $1,319,012     $ 7,969,873
     40       $1,640,183        $        0          $1,902,995       $15,188,247       $      0         $1,585,829     $12,656,872
     45       $1,995,533        $        0          $2,155,721       $22,725,321       $      0         $1,890,984     $19,934,492

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 32, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T3

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                 $1,000,000 TARGET COVERAGE AMOUNT($5,000 BASIC
                 INSURANCE AMOUNT, $995,000 TARGET TERM RIDER)
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                Death Benefit (1)                                  Surrender Value (1)
                               ---------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
               Premiums                   Annual Investment Return of                          Annual Investment Return of
   End Of    Accumulated       ---------------------------------------------------------------------------------------------------
   Policy   at 4% Interest       0% Gross            6% Gross         12% Gross        0% Gross          6% Gross       12% Gross
    Year       Per Year        (-1.34% Net)        (4.66% Net)      (10.66% Net)     (-1.34% Net)      (4.66% Net)    (10.66% Net)
----------- --------------     -------------------------------------------------     ---------------------------------------------
      1       $   56,919        $1,000,000          $1,000,000       $ 1,000,000       $ 45,431         $   48,276     $    51,123
      2       $  116,115        $1,000,000          $1,000,000       $ 1,000,000       $ 90,161         $   98,689     $   107,565
      3       $  177,679        $1,000,000          $1,000,000       $ 1,000,000       $133,641         $  150,794     $   169,363
      4       $  241,705        $1,000,000          $1,000,000       $ 1,000,000       $176,442         $  205,277     $   237,756
      5       $  308,293        $1,000,000          $1,000,000       $ 1,000,000       $217,447         $  261,144     $   312,373
      6       $  377,544        $1,000,000          $1,000,000       $ 1,022,488       $258,915         $  320,793     $   396,313
      7       $  449,565        $1,000,000          $1,000,000       $ 1,221,170       $299,714         $  383,243     $   488,468
      8       $  467,547        $1,000,000          $1,000,000       $ 1,300,244       $290,709         $  396,540     $   535,080
      9       $  486,249        $1,000,000          $1,000,000       $ 1,377,126       $281,331         $  410,165     $   586,011
     10       $  505,699        $1,000,000          $1,000,000       $ 1,462,851       $271,522         $  424,109     $   641,601
     15       $  615,260        $1,000,000          $1,000,000       $ 1,988,094       $213,600         $  498,537     $ 1,004,088
20 (Age 65)   $  748,558        $1,000,000          $1,003,494       $ 2,689,417       $130,348         $  580,054     $ 1,554,576
     25       $  910,735        $        0(2)       $1,026,606       $ 3,652,548       $      0(2)      $  666,627     $ 2,371,785
     30       $1,108,049        $        0          $1,049,314       $ 4,952,351       $      0         $  754,902     $ 3,562,842
     35       $1,348,111        $        0          $1,101,705       $ 6,896,444       $      0         $  834,625     $ 5,224,579
     40       $1,640,183        $        0          $1,095,817       $ 9,096,863       $      0         $  913,181     $ 7,580,719
     45       $1,995,533        $        0          $1,129,907       $12,437,113       $      0         $  991,147     $10,909,748

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 25, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T4

                      PRUSELECT III LIFE INSURANCE CONTRACT
                              GUIDLINE PREMIUM TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
          ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS (3)
                              USING CURRENT CHARGES

                                                Death Benefit (1)                                  Surrender Value (1)
                               ---------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
               Premiums                   Annual Investment Return of                          Annual Investment Return of
   End Of    Accumulated       ---------------------------------------------------------------------------------------------------
   Policy   at 4% Interest       0% Gross            6% Gross         12% Gross        0% Gross          6% Gross       12% Gross
    Year       Per Year        (-1.04% Net)        (4.96% Net)      (10.96% Net)     (-1.04% Net)      (4.96% Net)    (10.96% Net)
----------- --------------     -------------------------------------------------     ---------------------------------------------
      1       $   56,919        $1,000,000          $1,000,000       $ 1,000,000       $ 51,890         $   54,933     $    57,976
      2       $  116,115        $1,000,000          $1,000,000       $ 1,000,000       $101,179         $  110,361     $   119,912
      3       $  177,679        $1,000,000          $1,000,000       $ 1,000,000       $147,693         $  166,177     $   186,179
      4       $  241,705        $1,000,000          $1,000,000       $ 1,000,000       $192,243         $  223,151     $   257,960
      5       $  257,701        $1,000,000          $1,000,000       $ 1,000,000       $187,316         $  231,215     $   283,146
      6       $  268,009        $1,000,000          $1,000,000       $ 1,000,000       $179,293         $  236,195     $   307,220
      7       $  278,730        $1,000,000          $1,000,000       $ 1,000,000       $171,487         $  241,794     $   334,610
      8       $  289,879        $1,000,000          $1,000,000       $ 1,000,000       $163,315         $  247,164     $   364,418
      9       $  301,474        $1,000,000          $1,000,000       $ 1,000,000       $155,019         $  252,709     $   397,582
     10       $  313,533        $1,000,000          $1,000,000       $ 1,000,000       $146,596         $  258,351     $   434,271
     15       $  381,461        $1,000,000          $1,000,000       $ 1,000,000       $100,857         $  288,908     $   692,432
20 (Age 65)   $  464,106        $1,000,000          $1,000,000       $ 1,401,362       $ 51,716         $  329,505     $ 1,148,657
     25       $  564,656        $1,000,000          $1,000,000       $ 2,220,813       $  1,289         $  383,008     $ 1,914,494
     30       $  686,990        $        0(2)       $1,000,000       $ 3,413,891       $      0(2)      $  428,845     $ 3,190,553
     35       $  835,828        $        0          $1,000,000       $ 5,595,131       $      0         $  453,241     $ 5,328,696
     40       $1,016,913        $        0          $1,000,000       $ 9,298,740       $      0         $  417,319     $ 8,855,942
     45       $1,237,231        $        0          $1,000,000(2)    $15,332,761       $      0         $  215,167(2)  $14,602,630

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 26, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 48, unless an additional premium payment was made.

(3) The Guideline Premium Test limits the premium payable in policy year 5 to $6,084.75, and zero in years 6 and 7.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T5

                      PRUSELECT III LIFE INSURANCE CONTRACT
                              GUIDLINE PREMIUM TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
          ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS (3)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                Death Benefit (1)                                  Surrender Value (1)
                               ---------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
               Premiums                   Annual Investment Return of                          Annual Investment Return of
   End Of    Accumulated       ---------------------------------------------------------------------------------------------------
   Policy   at 4% Interest       0% Gross            6% Gross         12% Gross        0% Gross          6% Gross       12% Gross
    Year       Per Year        (-1.34% Net)        (4.66% Net)      (10.66% Net)     (-1.34% Net)      (4.66% Net)    (10.66% Net)
----------- --------------     -------------------------------------------------     ---------------------------------------------
      1       $   56,919        $1,000,000          $1,000,000       $ 1,000,000       $ 41,962         $   44,380     $    46,802
      2       $  116,115        $1,000,000          $1,000,000       $ 1,000,000       $ 83,289         $   90,521     $    98,049
      3       $  177,679        $1,000,000          $1,000,000       $ 1,000,000       $119,887         $  134,411     $   150,138
      4       $  241,705        $1,000,000          $1,000,000       $ 1,000,000       $155,863         $  180,252     $   207,731
      5       $  257,701        $1,000,000          $1,000,000       $ 1,000,000       $145,641         $  180,297     $   221,332
      6       $  268,009        $1,000,000          $1,000,000       $ 1,000,000       $138,624         $  183,675     $   240,006
      7       $  278,730        $1,000,000          $1,000,000       $ 1,000,000       $131,262         $  186,837     $   260,404
      8       $  289,879        $1,000,000          $1,000,000       $ 1,000,000       $123,491         $  189,716     $   282,687
      9       $  301,474        $1,000,000          $1,000,000       $ 1,000,000       $115,235         $  192,234     $   307,035
     10       $  313,533        $1,000,000          $1,000,000       $ 1,000,000       $106,426         $  194,317     $   333,666
     15       $  381,461        $1,000,000          $1,000,000       $ 1,000,000       $ 51,325         $  195,117     $   511,395
20 (Age 65)   $  464,106        $        0(2)       $1,000,000       $ 1,000,000       $      0(2)      $  166,354     $   806,608
     25       $  564,656        $        0          $1,000,000       $ 1,510,373       $      0         $   71,803     $ 1,302,046
     30       $  686,990        $        0          $        0(2)    $ 2,253,743       $      0         $        0(2)  $ 2,106,302
     35       $  835,828        $        0          $        0       $ 3,601,286       $      0         $        0     $ 3,429,796
     40       $1,016,913        $        0          $        0       $ 5,807,863       $      0         $        0     $ 5,531,298
     45       $1,237,231        $        0          $        0       $ 9,229,710       $      0         $        0     $ 8,790,200

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 19, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 28, unless an additional premium payment was made.

(3) The Guideline Premium Test limits the premium payable in policy year 5 to $6,084.75, and zero in years 6 and 7.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T6

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                         TYPE B (VARIABLE) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                              USING CURRENT CHARGES

                                                Death Benefit (1)                                  Surrender Value (1)
                               ---------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
               Premiums                   Annual Investment Return of                          Annual Investment Return of
   End Of    Accumulated       ---------------------------------------------------------------------------------------------------
   Policy   at 4% Interest       0% Gross            6% Gross         12% Gross        0% Gross          6% Gross       12% Gross
    Year       Per Year        (-1.04% Net)        (4.96% Net)      (10.96% Net)     (-1.04% Net)      (4.96% Net)    (10.96% Net)
----------- --------------     -------------------------------------------------     ---------------------------------------------
      1       $   56,919        $1,047,352          $1,050,243       $ 1,053,134       $ 51,890         $   54,933     $    57,976
      2       $  116,115        $1,091,881          $1,100,572       $ 1,109,613       $100,948         $  110,108     $   119,636
      3       $  177,679        $1,135,501          $1,152,937       $ 1,171,806       $147,059         $  165,454     $   185,360
      4       $  241,705        $1,177,947          $1,207,156       $ 1,240,048       $190,949         $  221,618     $   256,155
      5       $  308,293        $1,223,195          $1,267,512       $ 1,319,424       $233,239         $  279,550     $   333,798
      6       $  377,544        $1,267,368          $1,330,238       $ 1,406,856       $276,993         $  342,126     $   421,503
      7       $  449,565        $1,310,382          $1,395,352       $ 1,503,127       $320,003         $  407,608     $   518,724
      8       $  467,547        $1,301,000          $1,408,610       $ 1,551,724       $308,525         $  418,825     $   565,517
      9       $  486,249        $1,291,257          $1,422,052       $ 1,605,159       $297,082         $  430,493     $   617,262
     10       $  505,699        $1,281,344          $1,435,881       $ 1,664,165       $285,564         $  442,420     $   674,128
     15       $  615,260        $1,226,252          $1,508,258       $ 2,104,733       $226,252         $  508,258     $ 1,062,997
20 (Age 65)   $  748,558        $1,167,148          $1,592,159       $ 2,971,943       $167,148         $  592,159     $ 1,717,886
     25       $  910,735        $1,109,568          $1,697,716       $ 4,316,956       $109,568         $  697,716     $ 2,803,218
     30       $1,108,049        $1,017,460          $1,789,578       $ 6,307,852       $ 17,460         $  789,578     $ 4,538,023
     35       $1,348,111        $        0(2)       $1,838,984       $ 9,597,397       $      0(2)      $  838,984     $ 7,270,756
     40       $1,640,183        $        0          $1,782,386       $13,855,853       $      0         $  782,386     $11,546,545
     45       $1,995,533        $        0          $1,520,498(2)    $20,731,660       $      0         $  520,498(2)  $18,185,667

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 31, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 50, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T7

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                         TYPE B (VARIABLE) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                Death Benefit (1)                                  Surrender Value (1)
                               ---------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
               Premiums                   Annual Investment Return of                          Annual Investment Return of
   End Of    Accumulated       ---------------------------------------------------------------------------------------------------
   Policy   at 4% Interest       0% Gross            6% Gross         12% Gross        0% Gross          6% Gross       12% Gross
    Year       Per Year        (-1.34% Net)        (4.66% Net)      (10.66% Net)     (-1.34% Net)      (4.66% Net)    (10.66% Net)
----------- --------------     -------------------------------------------------     ---------------------------------------------
      1       $   56,919        $1,037,719          $1,040,130       $ 1,042,543       $ 41,824         $   44,235     $    46,647
      2       $  116,115        $1,074,657          $1,081,844       $ 1,089,326       $ 82,866         $   90,054     $    97,535
      3       $  177,679        $1,110,803          $1,125,197       $ 1,140,781       $119,012         $  133,406     $   148,991
      4       $  241,705        $1,146,139          $1,170,233       $ 1,197,375       $154,348         $  178,442     $   205,584
      5       $  308,293        $1,180,645          $1,217,001       $ 1,259,623       $180,645         $  217,001     $   259,623
      6       $  377,544        $1,214,285          $1,265,531       $ 1,328,077       $214,285         $  265,531     $   328,077
      7       $  449,565        $1,247,010          $1,315,843       $ 1,403,335       $247,010         $  315,843     $   403,335
      8       $  467,547        $1,236,914          $1,323,556       $ 1,439,110       $236,914         $  323,556     $   439,110
      9       $  486,249        $1,226,341          $1,330,996       $ 1,478,048       $226,341         $  330,996     $   478,048
     10       $  505,699        $1,215,227          $1,338,079       $ 1,520,412       $215,227         $  338,079     $   520,412
     15       $  615,260        $1,149,235          $1,364,722       $ 1,794,807       $149,235         $  364,722     $   794,807
20 (Age 65)   $  748,558        $1,056,508          $1,362,579       $ 2,209,448       $ 56,508         $  362,579     $ 1,209,448
     25       $  910,735        $        0(2)       $1,299,225       $ 2,828,171       $      0(2)      $  299,225     $ 1,828,171
     30       $1,108,049        $        0          $1,119,019       $ 3,806,810       $      0         $  119,019     $ 2,738,712
     35       $1,348,111        $        0          $        0(2)    $ 5,299,652       $      0         $        0(2)  $ 4,014,888
     40       $1,640,183        $        0          $        0       $ 6,989,382       $      0         $        0     $ 5,824,485
     45       $1,995,533        $        0          $        0       $ 9,554,649       $      0         $        0     $ 8,381,271

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 23, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 32, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T8

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                 TYPE C (RETURN OF PREMIUM AT 6%) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                              USING CURRENT CHARGES

                                                Death Benefit (1)                                  Surrender Value (1)
                               ---------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
               Premiums                   Annual Investment Return of                          Annual Investment Return of
   End Of    Accumulated       ---------------------------------------------------------------------------------------------------
   Policy   at 4% Interest       0% Gross            6% Gross         12% Gross        0% Gross          6% Gross       12% Gross
    Year       Per Year        (-1.04% Net)        (4.96% Net)      (10.96% Net)     (-1.04% Net)      (4.96% Net)    (10.96% Net)
----------- --------------     -------------------------------------------------     ---------------------------------------------
      1       $   56,919        $1,058,014          $1,058,014       $ 1,058,014       $ 51,890         $   54,933     $    57,976
      2       $  116,115        $1,119,508          $1,119,508       $ 1,119,508       $100,894         $  110,067     $   119,609
      3       $  177,679        $1,184,693          $1,184,693       $ 1,184,693       $146,885         $  165,325     $   185,283
      4       $  241,705        $1,253,788          $1,253,788       $ 1,253,788       $190,540         $  221,324     $   256,004
      5       $  308,293        $1,327,029          $1,327,029       $ 1,327,029       $232,478         $  279,021     $   333,577
      6       $  377,544        $1,404,665          $1,404,665       $ 1,404,665       $275,695         $  341,256     $   421,235
      7       $  449,565        $1,486,958          $1,486,958       $ 1,486,958       $317,895         $  406,241     $   518,464
      8       $  467,547        $1,516,176          $1,516,176       $ 1,516,176       $305,353         $  416,820     $   565,375
      9       $  486,249        $1,547,146          $1,547,146       $ 1,547,146       $292,529         $  427,666     $   617,396
     10       $  505,699        $1,579,975          $1,579,975       $ 1,579,975       $279,322         $  438,581     $   674,740
     15       $  615,260        $1,776,138          $1,776,138       $ 2,113,734       $204,031         $  494,411     $ 1,067,542
20 (Age 65)   $  748,558        $2,038,647          $2,038,647       $ 2,984,752       $111,177         $  554,181     $ 1,725,290
     25       $  910,735        $2,389,944          $2,389,944       $ 4,335,567       $    370         $  614,667     $ 2,815,303
     30       $1,108,049        $        0(2)       $2,860,059       $ 6,335,051       $      0(2)      $  583,975     $ 4,557,591
     35       $1,348,111        $        0          $3,489,179       $ 9,638,785       $      0         $  293,814     $ 7,302,110
     40       $1,640,183        $        0          $        0(2)    $13,915,609       $      0         $        0(2)  $11,596,341
     45       $1,995,533        $        0          $        0       $20,821,072       $      0         $        0     $18,264,098

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 26, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 38, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T9

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                 TYPE C (RETURN OF PREMIUM AT 6%) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                Death Benefit (1)                                  Surrender Value (1)
                               ---------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
               Premiums                   Annual Investment Return of                          Annual Investment Return of
   End Of    Accumulated       ---------------------------------------------------------------------------------------------------
   Policy   at 4% Interest       0% Gross            6% Gross         12% Gross        0% Gross          6% Gross       12% Gross
    Year       Per Year        (-1.34% Net)        (4.66% Net)      (10.66% Net)     (-1.34% Net)      (4.66% Net)    (10.66% Net)
----------- --------------     -------------------------------------------------     ---------------------------------------------
      1       $   56,919        $1,058,014          $1,058,014       $ 1,058,014       $ 41,769         $   44,182     $    46,597
      2       $  116,115        $1,119,508          $1,119,508       $ 1,119,508       $ 82,670         $   89,870     $    97,366
      3       $  177,679        $1,184,693          $1,184,693       $ 1,184,693       $118,559         $  132,989     $   148,618
      4       $  241,705        $1,253,788          $1,253,788       $ 1,253,788       $153,484         $  177,660     $   204,911
      5       $  308,293        $1,327,029          $1,327,029       $ 1,327,029       $179,171         $  215,684     $   258,535
      6       $  377,544        $1,404,665          $1,404,665       $ 1,404,665       $211,941         $  263,462     $   326,441
      7       $  449,565        $1,486,958          $1,486,958       $ 1,486,958       $243,464         $  312,746     $   401,001
      8       $  467,547        $1,516,176          $1,516,176       $ 1,516,176       $231,823         $  319,157     $   435,987
      9       $  486,249        $1,547,146          $1,547,146       $ 1,547,146       $219,283         $  324,953     $   474,042
     10       $  505,699        $1,579,975          $1,579,975       $ 1,579,975       $205,690         $  329,968     $   515,434
     15       $  615,260        $1,776,138          $1,776,138       $ 1,776,138       $115,122         $  335,583     $   784,360
20 (Age 65)   $  748,558        $        0(2)       $2,038,647       $ 2,075,689       $      0(2)      $  271,709     $ 1,199,820
     25       $  910,735        $        0          $2,389,944       $ 2,817,404       $      0         $   26,520     $ 1,829,483
     30       $1,108,049        $        0          $        0(2)    $ 3,818,601       $      0         $        0(2)  $ 2,747,195
     35       $1,348,111        $        0          $        0       $ 5,316,311       $      0         $        0     $ 4,027,508
     40       $1,640,183        $        0          $        0       $ 7,011,369       $      0         $        0     $ 5,842,808
     45       $1,995,533        $        0          $        0       $ 9,584,722       $      0         $        0     $ 8,407,651

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 19, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 26, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                      T10

Contract Loans


You may borrow from Pruco Life an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to 99% of the cash value in states where it is approved, otherwise, the loan value at any time is equal to 90% of the cash value. If your Contract has the Rider to Add a Fixed Interest Rate Investment Option, the loan value at any time is equal to the sum of (a) 99% of the cash value attributable to the variable investment options and (b) the balance of the cash value. You may borrow from the Contract Fund value provided the Contract is not in default. A Contract in default has no loan value. The minimum loan amount you may borrow is $200.


Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.25%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund, the Contract will go into default. If the Contract debt equals or exceeds the Contract Fund and you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Lapse and Reinstatement, page 30 and Tax Treatment of Contract Benefits " Pre-Death Distributions, page 36.


When a loan is made, an amount equal to the loan proceeds is transferred out of the Account and/or the fixed rate option, as applicable. Unless you ask us to take the loan amount from specific variable investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net cost of a standard loan is 1% and the net cost of a preferred loan is 1/4%.


Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 36.

Any Contract debt will directly reduce a Contract's cash value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation for future premium payments as of the loan payment date, plus interest credits accrued on the loan since the last transaction date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the death benefit. In addition, there is a minimum ratio of death benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation test. Therefore, the death benefit required under this test is generally lower than that of the Cash Value Accumulation test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured's age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. You should consult your own qualified tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

      o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, and

      o the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

   Contracts Not Classified as Modified Endowment Contracts

      o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

      o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

      o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, there is some risk the Internal Revenue Service might assert that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Pruco Life would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.

   Modified Endowment Contracts

      o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life representative if you are contemplating any of these steps.

      o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

      o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

      o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering the purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Exchange Right Available in Some States

In some states, you may have the right to exchange the Contract for a fixed benefit insurance plan issued by The Prudential Insurance Company of America on the insured's life. Such an exchange may be permitted within the first two Contract years after a Contract is issued, so long as the Contract is not in default. This is a general account policy with guaranteed minimum values. No evidence of insurability will be required to make an exchange. The new policy will have the same issue date and risk classification for the insured as the original Contract. The exchange may be subject to an equitable adjustment in premiums and values, and a payment may be required. You may wish to obtain tax advice before effecting such an exchange.

Option to Exchange Insured

Pruco Life will permit a Contract owner to exchange a contract for a new contract on the life of a new insured. Upon the exchange, the original contract ends and the cash value (not including any Additional Amount or return of sales charges) is moved to the new contract without subjecting it to new sales charges and the portion of the charge for taxes attributable to premiums for state and local premium taxes. See Charges and Expenses, page 14. We will, however, report this as a taxable surrender of your original Contract, which means that you will be subject to income tax to the extent of any gain in the Contract and that we will withhold applicable federal income taxes. Also, the cash value moved to the new Contract will be considered new premium, which may cause your Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 36.

Other General Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

Incontestability. We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex. If the insured's stated age or sex or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion. Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and Pruco Life will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

Substitution of Fund Shares

Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of any such substitution.

Reports to Contract Owners

Once each year, Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.


Generally, representatives will receive a commission of no more than:

      (1) 30% of the premiums received in the first 12 months following the Contract Date on premiums up to the Target Premium (referred to as "segment allocation amount" in your Contract);

      (2) 4% of the premiums received in the first 12 months following the Contract Date to the extent that the total premium received since issue exceeds the Target Premium;

      (3) 7% of the premiums received in years two through four on premiums up to the Target Premium;

      (4) 2% of the premiums received in years two through four in excess of the Target Premium;

      (5) 3% of the premiums received in years five through seven on premiums up to the Target Premium;

      (6) 2% of the premiums received in years five through seven in excess of the Target Premium; and

      (7)   0% of all premiums received after year seven.

If the basic insurance amount is increased, representatives will generally receive a commission of no more than:

      (1) 30% of the premiums received in the first 12 months following the effective date of the increase on premiums up to the Target Premium (referred to as "segment allocation amount" in your Contract);

      (2) 4% of the premiums received in the first 12 months following the effective date of the increase to the extent that the total premium received since issue exceeds the Target Premium;

      (3) 7% of the premiums received in years two through four on premiums up to the Target Premium;

      (4) 2% of the premiums received in years two through four in excess of the Target Premium;

      (5) 3% of the premiums received in years five through seven on premiums up to the Target Premium;

      (6) 2% of the premiums received in years five through seven in excess of the Target Premium; and

      (7)   0% of all premiums received after year seven.

Moreover, trail commissions of up to 0.05% of an amount determined by averaging the Contract Fund less all outstanding loans as of the first and last day of each calendar quarter for years starting with the 5th Contract year through the 10th Contract Year, .025% for Contract years 11 through 20 and .0125% thereafter may be paid.


Representatives with less than four years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts

The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the financial statements of the PruSelect III Variable Life Subaccounts of the Account as of December 31, 2001 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Pamela Schiz, FSA, MAAA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

Litigation and Regulatory Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2001 Prudential and/or Pruco Life remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and Pruco Life believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or Pruco Life. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.

Additional Information

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life. Its address and telephone number are set forth on the inside front cover of this prospectus.

Financial Statements

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Vice Chairman and Director - President, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group.

VIVIAN L. BANTA, President, Chairman, and Director - Executive Vice President, Individual Financial Services, U.S. Consumer Group since 2000; 1998 to 1999:
Consultant, Individual Financial Services; prior to 1998: Consultant, Morgan Stanley.

RICHARD J. CARBONE, Director - Senior Vice President and Chief Financial Officer since 1997.

HELEN M. GALT, Director - Company Actuary, Prudential since 1993.



RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.

DAVID R. ODENATH, JR., Director - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

                         OFFICERS WHO ARE NOT DIRECTORS

SHAUN M. BYRNES, Senior Vice President - Senior Vice President, Director of Mutual Funds, Annuities and UITs, Prudential Investments since 2001; 2000 to 2001: Senior Vice President, Director of Research, Prudential Investments; 1999 to 2000: Senior Vice President, Director of Mutual Funds, Prudential Investments; prior to 1999: Vice President, Mutual Funds, Prudential Investments.

C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department since 1995.

ANDREW J. MAKO, Executive Vice President - Vice President, Finance, U.S. Consumer Group since 1999; prior to 1999: Vice President, Business Performance Management Group.

MELODY C. MCDAID, Senior Vice President - Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.

ESTHER H. MILNES, Senior Vice President - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

JAMES M. O'CONNOR, Senior Vice President and Actuary - Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President and IFS Controller, Prudential Enterprise Financial Management since 2000; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; prior to 1999: Vice President, Accounting, Enterprise Financial Management.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                            FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                   (Unaudited)

STATEMENTS OF NET ASSETS
June 30, 2002

                                                                                        SUBACCOUNTS
                                                        ----------------------------------------------------------------------------
                                                                        Prudential                      Prudential      Prudential
                                                         Prudential    Diversified     Prudential        Flexible      Conservative
                                                        Money Market      Bond           Equity           Managed        Balanced
                                                         Portfolio      Portfolio       Portfolio        Portfolio      Portfolio
                                                        ------------  ------------    ------------     ------------    ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
      funds,at net asset value [Note 3] ...........     $ 84,951,052  $ 86,788,459    $ 45,542,604     $  3,600,666    $ 42,518,073
                                                        ------------  ------------    ------------     ------------    ------------
  Net Assets ......................................     $ 84,951,052  $ 86,788,459    $ 45,542,604     $  3,600,666    $ 42,518,073
                                                        ============  ============    ============     ============    ============

NET ASSETS, representing:
  Accumulation units [Note 9] .....................     $ 84,951,052  $ 86,788,459    $ 45,542,604     $  3,600,666    $ 42,518,073
                                                        ------------  ------------    ------------     ------------    ------------
                                                        $ 84,951,052  $ 86,788,459    $ 45,542,604     $  3,600,666    $ 42,518,073
                                                        ============  ============    ============     ============    ============

Units outstanding .................................       65,638,038    45,074,456      27,034,249        2,826,620      20,761,567
                                                        ============  ============    ============     ============    ============

                                                                           SUBACCOUNTS (Continued)
                                                        ---------------------------------------------------------------
                                                        Prudential         Prudential
                                                        High Yield           Stock         Prudential        Prudential
                                                           Bond              Index           Value             Global
                                                         Portfolio         Portfolio       Portfolio         Portfolio
                                                        ------------     ------------     ------------     ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
      funds,at net asset value [Note 3] ...........     $  4,533,471     $143,030,895     $  9,945,362     $  7,527,069
                                                        ------------     ------------     ------------     ------------
  Net Assets ......................................     $  4,533,471     $143,030,895     $  9,945,362     $  7,527,069
                                                        ============     ============     ============     ============

NET ASSETS, representing:
  Accumulation units [Note 9] .....................     $  4,533,471     $143,030,895     $  9,945,362     $  7,527,069
                                                        ------------     ------------     ------------     ------------
                                                        $  4,533,471     $143,030,895     $  9,945,362     $  7,527,069
                                                        ============     ============     ============     ============

Units outstanding .................................        4,320,547       79,512,860        7,038,686        7,821,619
                                                        ============     ============     ============     ============

                                                                    SUBACCOUNTS (Continued)
                                                        ----------------------------------------------
                                                                         T. Rowe Price
                                                                         International     AIM V.I.
                                                           Jennison          Stock      Premier Equity
                                                          Portfolio        Portfolio        Series
                                                        ------------     -------------  --------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
      funds,at net asset value [Note 3] ...........     $ 13,322,478     $  2,903,594     $1,621,017
                                                        ------------     ------------     ----------
  Net Assets ......................................     $ 13,322,478     $  2,903,594     $1,621,017
                                                        ============     ============     ==========

NET ASSETS, representing:
  Accumulation units [Note 9] .....................     $ 13,322,478     $  2,903,594     $1,621,017
                                                        ------------     ------------     ----------
                                                        $ 13,322,478     $  2,903,594     $1,621,017
                                                        ============     ============     ==========

Units outstanding .................................       19,409,840        4,185,065      2,741,455
                                                        ============     ============     ==========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A31 THROUGH A41


                                    A1 & A2

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                   (Unaudited)

STATEMENTS OF NET ASSETS
June 30, 2002

                                                                                      SUBACCOUNTS
                                                        ------------------------------------------------------------------------
                                                          Janus           MFS          American      Franklin       American
                                                          Aspen         Emerging        Century      Templeton     Century VP
                                                          Growth         Growth        VP Value      Small Cap   Income & Growth
                                                        Portfolio       Portfolio        Fund           Fund          Fund
                                                        ----------     ----------     ----------     ----------  ---------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
      funds,at net asset value [Note 3] ...........     $4,417,333     $3,534,890      3,915,936     $3,534,332     $2,302,574
                                                        ----------     ----------     ----------     ----------     ----------
  Net Assets ......................................     $4,417,333     $3,534,890      3,915,936     $3,534,332     $2,302,574
                                                        ==========     ==========     ==========     ==========     ==========

NET ASSETS, representing:
  Accumulation units [Note 9] .....................     $4,417,333     $3,534,890      3,915,936     $3,534,332     $2,302,574
                                                        ----------     ----------     ----------     ----------     ----------
                                                        $4,417,333     $3,534,890      3,915,936     $3,534,332     $2,302,574
                                                        ==========     ==========     ==========     ==========     ==========

Units outstanding .................................      7,258,262      6,891,633      3,232,575      6,082,923      2,928,366
                                                        ==========     ==========     ==========     ==========     ==========

                                                                                  SUBACCOUNTS (Continued)
                                                        --------------------------------------------------------------------------
                                                           Prudential     Prudential      Dreyfus                      Prudential
                                                          SP Alliance      SP Davis        Midcap        Dreyfus      SP Small/Mid
                                                        Large Cap Growth    Value          Stock        Small Cap      Cap Value
                                                           Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                        ----------------  ----------     ----------     ----------    ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
      funds,at net asset value [Note 3] ...........        $3,903,596     $6,967,173     $  927,866     $1,877,103     $6,029,651
                                                           ----------     ----------     ----------     ----------     ----------
  Net Assets ......................................        $3,903,596     $6,967,173     $  927,866     $1,877,103     $6,029,651
                                                           ==========     ==========     ==========     ==========     ==========

NET ASSETS, representing:
  Accumulation units [Note 9] .....................        $3,903,596     $6,967,173     $  927,866     $1,877,103     $6,029,651
                                                           ----------     ----------     ----------     ----------     ----------
                                                           $3,903,596     $6,967,173     $  927,866     $1,877,103     $6,029,651
                                                           ==========     ==========     ==========     ==========     ==========

Units outstanding .................................         5,902,382      8,187,849        991,267      3,783,643      5,596,091
                                                           ==========     ==========     ==========     ==========     ==========

                                                        SUBACCOUNTS (Continued)
                                                        ------------------------
                                                         Goldman
                                                          CORE
                                                         Small Cap    Invesco
                                                          Equity   VIF Utilities
                                                           Fund        Fund
                                                        ---------  -------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
      funds,at net asset value [Note 3] ...........      $901,285     $2,848
                                                         --------     ------
  Net Assets ......................................      $901,285     $2,848
                                                         ========     ======

NET ASSETS, representing:
  Accumulation units [Note 9] .....................      $901,285     $2,848
                                                         --------     ------
                                                         $901,285     $2,848
                                                         ========     ======

Units outstanding .................................       873,812      5,170
                                                         ========     ======

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A31 THROUGH A41


                                    A3 & A4

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                   (Unaudited)

STATEMENTS OF NET ASSETS
June 30, 2002

                                                                                       SUBACCOUNTS
                                                     -------------------------------------------------------------------------------
                                                                     Prudential        Janus Aspen       Janus Aspen    Oppenheimer
                                                     Invesco VIF  SP INVESCO Small      Aggressive        Balanced     VA Aggressive
                                                      Technology   Company Growth   Growth Portfolio-    Portfolio-       Growth
                                                         Fund         Portfolio       Service Shares   Service Shares      Fund
                                                     -----------  ----------------  -----------------  --------------  -------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
      funds,at net asset value [Note 3] ...........  $  293,909      $1,145,611         $1,635,098       $3,781,529        50,137
                                                     ----------      ----------         ----------       ----------       -------
  Net Assets ......................................  $  293,909      $1,145,611         $1,635,098       $3,781,529        50,137
                                                     ==========      ==========         ==========       ==========       =======

NET ASSETS, representing:
  Accumulation units [Note 9] .....................  $  293,909      $1,145,611         $1,635,098       $3,781,529        50,137
                                                     ----------      ----------         ----------       ----------       -------
                                                     $  293,909      $1,145,611         $1,635,098       $3,781,529        50,137
                                                     ==========      ==========         ==========       ==========       =======

Units outstanding .................................   1,300,080       1,457,708          4,407,985        4,179,132       111,492
                                                     ==========      ==========         ==========       ==========       =======

                                                                   SUBACCOUNTS (Continued)
                                                       -----------------------------------------------
                                                         Prudential     Prudential      Janus Aspen
                                                         SP PIMCO        SP PIMCO      International
                                                       Total Return     High Yield   Growth Portfolio-
                                                         Portfolio      Portfolio      Service Shares
                                                       ------------     ----------   -----------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
      funds,at net asset value [Note 3] ...........     $11,183,569     $1,279,001        $190,860
                                                        -----------     ----------        --------
  Net Assets ......................................     $11,183,569     $1,279,001        $190,860
                                                        ===========     ==========        ========

NET ASSETS, representing: .........................     $11,183,569     $1,279,001        $190,860
                                                        -----------     ----------        --------
  Accumulation units [Note 9] .....................     $11,183,569     $1,279,001        $190,860
                                                        ===========     ==========        ========

Units outstanding .................................       9,871,541      1,280,355         255,038
                                                        ===========     ==========        ========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A31 THROUGH A41


                                    A5 & A6

                            FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                  (Unaudited)

STATEMENTS OF OPERATIONS
For the periods ending June 30, 2002, December 31, 2001, and 2000

                                                                                       SUBACCOUNTS
                                                            -----------------------------------------------------------------------

                                                                      Prudential                              Prudential
                                                                     Money Market                          Diversified Bond
                                                                      Portfolio                               Portfolio
                                                           --------------------------------  --------------------------------------
                                                             2002       2001        2000         2002          2001         2000
                                                           --------  ----------  ----------  -----------   -----------   ----------
INVESTMENT INCOME
  Dividend income ......................................   $708,484  $3,402,939  $1,271,067  $ 7,753,470   $ 4,561,081   $2,992,796
                                                           --------  ----------  ----------  -----------   -----------   ----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk [Notes 4A] .........    201,744     501,778     118,314      226,264       398,922      275,864
  Reimbursement for excess expenses
    [Note 4C] ..........................................          0           0           0            0             0            0
                                                           --------  ----------  ----------  -----------   -----------   ----------
NET EXPENSES ...........................................    201,744     501,778     118,314      226,264       398,922      275,864
                                                           --------  ----------  ----------  -----------   -----------   ----------

NET INVESTMENT INCOME (LOSS) ...........................    506,740   2,901,161   1,152,753    7,527,206     4,162,159    2,716,932
                                                           --------  ----------  ----------  -----------   -----------   ----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .................          0           0           0            0             0        5,872
  Realized gain (loss) on shares redeemed ..............          0           0           0      (23,789)      263,383       23,979
  Net change in unrealized gain (loss) on investments ..          0           0           0   (6,485,149)     (546,043)   1,433,451
                                                           --------  ----------  ----------  -----------   -----------   ----------

NET GAIN (LOSS) ON INVESTMENTS .........................          0           0           0   (6,508,938)     (282,660)   1,463,302
                                                           --------  ----------  ----------  -----------   -----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................   $506,740  $2,901,161  $1,152,753  $ 1,018,268   $ 3,879,499   $4,180,234
                                                           ========  ==========  ==========  ===========   ===========   ==========

                                                                                    SUBACCOUNTS (Continued)
                                                        ---------------------------------------------------------------------------

                                                                      Prudential                               Prudential
                                                                        Equity                              Flexible Managed
                                                                       Portfolio                                Portfolio
                                                        ---------------------------------------   ---------------------------------
                                                            2002          2001          2000         2002        2001        2000
                                                        -----------   -----------   -----------   ---------   ---------   ---------
INVESTMENT INCOME
  Dividend income ..................................... $    11,270   $   401,031   $   881,331   $ 100,131   $ 229,791   $ 320,218
                                                        -----------   -----------   -----------   ---------   ---------   ---------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk [Notes 4A] ........     116,996       259,453       268,208      16,031      39,776      53,834
  Reimbursement for excess expenses
    [Note 4C] .........................................           0             0             0           0           0           0
                                                        -----------   -----------   -----------   ---------   ---------   ---------
NET EXPENSES ..........................................     116,996       259,453       268,208      16,031      39,776      53,834
                                                        -----------   -----------   -----------   ---------   ---------   ---------

NET INVESTMENT INCOME (LOSS) ..........................    (105,726)      141,578       613,123      84,100     190,015     266,384
                                                        -----------   -----------   -----------   ---------   ---------   ---------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ................           0     2,383,294     7,809,669           0      88,324     125,023
  Realized gain (loss) on shares redeemed .............  (1,112,583)   (2,998,844)     (640,258)   (466,227)   (551,921)    (65,199)
  Net change in unrealized gain (loss) on investments .  (4,707,256)   (5,464,228)   (6,091,333)    104,264    (303,625)   (540,683)
                                                        -----------   -----------   -----------   ---------   ---------   ---------

NET GAIN (LOSS) ON INVESTMENTS ........................  (5,819,839)   (6,079,778)    1,078,078    (361,963)   (767,222)   (480,859)
                                                        -----------   -----------   -----------   ---------   ---------   ---------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ........................... $(5,925,565)  $(5,938,200)  $ 1,691,201   $(277,863)  $(577,207)  $(214,475)
                                                        ===========   ===========   ===========   =========   =========   =========

                                                                    SUBACCOUNTS (Continued)
                                                          -----------------------------------------

                                                                            Prudential
                                                                       Conservative Balanced
                                                                             Portfolio
                                                          -----------------------------------------
                                                              2002           2001           2000
                                                          -----------    -----------    -----------
INVESTMENT INCOME
  Dividend income .....................................   $   114,239    $ 1,508,195    $ 1,841,778
                                                          -----------    -----------    -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk [Notes 4A] ........       125,437        259,746        298,161
  Reimbursement for excess expenses
    [Note 4C] .........................................             0              0              0
                                                          -----------    -----------    -----------
NET EXPENSES ..........................................       125,437        259,746        298,161
                                                          -----------    -----------    -----------

NET INVESTMENT INCOME (LOSS) ..........................       (11,198)     1,248,449      1,543,617
                                                          -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ................             0        474,656        375,291
  Realized gain (loss) on shares redeemed .............      (299,720)      (644,620)      (105,800)
  Net change in unrealized gain (loss) on investments .    (2,475,980)    (2,328,875)    (2,348,399)
                                                          -----------    -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS ........................    (2,775,700)    (2,498,839)    (2,078,908)
                                                          -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................   $(2,786,898)   $(1,250,390)   $  (535,291)
                                                          ===========    ===========    ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A31 THROUGH A41


                                    A7 & A8

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                   (Unaudited)

STATEMENTS OF OPERATIONS
For the periods ending June 30, 2002, December 31, 2001, and 2000

                                                                                       SUBACCOUNTS
                                                       -------------------------------------------------------------------------

                                                                  Prudential                           Prudential
                                                               High Yield Bond                        Stock Index
                                                                  Portfolio                            Portfolio
                                                       -------------------------------  ----------------------------------------
                                                         2002       2001       2000         2002          2001          2000
                                                       ---------  ---------  ---------  ------------  ------------  ------------
INVESTMENT INCOME
   Dividend income ..................................  $ 629,699  $ 599,917  $ 340,268  $    134,763  $  1,459,743  $  1,798,252
                                                       ---------  ---------  ---------  ------------  ------------  ------------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 4A] ...     10,618     20,485     16,723       384,171       864,755     1,219,165
   Reimbursement for excess expenses
      [Note 4C] .....................................          0          0          0             0             0             0
                                                       ---------  ---------  ---------  ------------  ------------  ------------
NET EXPENSES ........................................     10,618     20,485     16,723       384,171       864,755     1,219,165
                                                       ---------  ---------  ---------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS) ........................    619,081    579,432    323,545      (249,408)      594,988       579,087
                                                       ---------  ---------  ---------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............          0          0          0     1,032,345     8,666,848     7,138,260
  Realized gain (loss) on shares redeemed ...........   (527,666)   (91,177)   (76,032)     (656,132)    3,698,870     6,533,279
  Net change in unrealized gain (loss) on investments   (167,788)  (614,989)  (498,772)  (21,882,667)  (41,202,806)  (34,812,832)
                                                       ---------  ---------  ---------  ------------  ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS ......................   (695,454)  (706,166)  (574,804)  (21,506,454)  (28,837,088)  (21,141,293)
                                                       ---------  ---------  ---------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ...........................  $ (76,373) $(126,734) $(251,259) $(21,755,862) $(28,242,100) $(20,562,206)
                                                       =========  =========  =========  ============  ============  ============

                                                                                   SUBACCOUNTS (Continued)
                                                       ----------------------------------------------------------------------------

                                                                     Prudential                             Prudential
                                                                       Value                                  Global
                                                                     Portfolio                              Portfolio
                                                       -------------------------------------  -------------------------------------
                                                           2002         2001         2000         2002         2001         2000
                                                       -----------  -----------  -----------  -----------  -----------  -----------
INVESTMENT INCOME
   Dividend income ..................................  $     1,454  $   172,490  $   249,584  $    74,413  $    42,305  $   159,024
                                                       -----------  -----------  -----------  -----------  -----------  -----------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 4A] ...       22,431       45,072       64,262       22,797       63,225      129,743
   Reimbursement for excess expenses
      [Note 4C] .....................................            0            0            0            0            0            0
                                                       -----------  -----------  -----------  -----------  -----------  -----------
NET EXPENSES ........................................       22,431       45,072       64,262       22,797       63,225      129,743
                                                       -----------  -----------  -----------  -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS) ........................      (20,977)     127,418      185,322       51,616      (20,920)      29,281
                                                       -----------  -----------  -----------  -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............            0    1,015,160      725,037            0    2,702,689    1,430,049
  Realized gain (loss) on shares redeemed ...........     (187,673)    (107,721)  (1,114,620)  (1,603,654)     709,635      608,912
  Net change in unrealized gain (loss) on investments   (1,035,322)  (1,365,378)     958,713      187,612   (5,795,307)  (6,407,573)
                                                       -----------  -----------  -----------  -----------  -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS ......................   (1,222,995)    (457,939)     569,130   (1,416,042)  (2,382,983)  (4,368,612)
                                                       -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ...........................  $(1,243,972) $  (330,521) $   754,452  $(1,364,426) $(2,403,903) $(4,339,331)
                                                       ===========  ===========  ===========  ===========  ===========  ===========

                                                              SUBACCOUNTS (Continued)
                                                       -------------------------------------

                                                                     Jennison
                                                                     Portfolio
                                                       -------------------------------------
                                                           2002         2001         2000
                                                       -----------  -----------  -----------
INVESTMENT INCOME
   Dividend income ..................................  $     1,532  $    17,413  $     5,000
                                                       -----------  -----------  -----------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 4A] ...       27,675       45,024       41,065
   Reimbursement for excess expenses
      [Note 4C] .....................................            0            0            0
                                                       -----------  -----------  -----------
NET EXPENSES ........................................       27,675       45,024       41,065
                                                       -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS) ........................      (26,143)     (27,611)     (36,065)
                                                       -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............            0       80,132    1,146,896
  Realized gain (loss) on shares redeemed ...........     (767,367)  (1,624,218)     690,399
  Net change in unrealized gain (loss) on investments   (2,055,322)    (560,158)  (3,264,936)
                                                       -----------  -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS ......................   (2,822,689)  (2,104,244)  (1,427,641)
                                                       -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ...........................  $(2,848,832) $(2,131,855) $(1,463,706)
                                                       ===========  ===========  ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A31 THROUGH A41


                                    A9 & A10

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                   (Unaudited)

STATEMENTS OF OPERATIONS
For the periods ending June 30, 2002, December 31, 2001, and 2000

                                                                                        SUBACCOUNTS
                                                        -------------------------------------------------------------------------

                                                                   T.Rowe Price                           A I M V.I.
                                                                International Stock                     Premier Equity
                                                                     Portfolio                              Series
                                                        ----------------------------------    -----------------------------------
                                                          2002         2001         2000        2002         2001         2000
                                                        ---------    ---------    --------    ---------    ---------    ---------
INVESTMENT INCOME
   Dividend income ..................................   $       0    $  68,182    $  8,160    $       0    $   2,170    $   1,438
                                                        ---------    ---------    --------    ---------    ---------    ---------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 4A] ...       6,633       10,107       1,679        6,374       10,523        1,797
   Reimbursement for excess expenses
      [Note 4C] .....................................           0            0           0            0            0            0
                                                        ---------    ---------    --------    ---------    ---------    ---------
NET EXPENSES ........................................       6,633       10,107       1,679        6,374       10,523        1,797
                                                        ---------    ---------    --------    ---------    ---------    ---------

NET INVESTMENT INCOME (LOSS) ........................      (6,633)      58,075       6,481       (6,374)      (8,353)        (359)
                                                        ---------    ---------    --------    ---------    ---------    ---------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............           0            0      39,170            0       32,947       50,111
  Realized gain (loss) on shares redeemed ...........    (191,684)    (111,665)    (28,712)     (16,911)    (195,467)      (8,293)
  Net change in unrealized gain (loss) on investments      50,788     (430,872)    (69,108)    (395,266)     (27,959)    (127,845)
                                                        ---------    ---------    --------    ---------    ---------    ---------

NET GAIN (LOSS) ON INVESTMENTS ......................    (140,896)    (542,537)    (58,650)    (412,177)    (190,479)     (86,027)
                                                        ---------    ---------    --------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................   $(147,529)   $(484,462)   $(52,169)   $(418,551)   $(198,832)   $ (86,386)
                                                        =========    =========    ========    =========    =========    =========

                                                                                   SUBACCOUNTS (Continued)
                                                        ---------------------------------------------------------------------------

                                                                       Janus                                    MFS
                                                                   Aspen Growth                           Emerging Growth
                                                                     Portfolio                               Portfolio
                                                        -----------------------------------   -------------------------------------
                                                          2002         2001         2000         2002          2001         2000
                                                        ---------    ---------    ---------   -----------   -----------   ---------
INVESTMENT INCOME
   Dividend income ..................................   $       0    $   2,398    $  19,398   $         0   $         0   $       0
                                                        ---------    ---------    ---------   -----------   -----------   ---------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 4A] ...      14,721       19,587        2,653         8,754        14,898       2,330
   Reimbursement for excess expenses
      [Note 4C] .....................................           0            0            0             0             0           0
                                                        ---------    ---------    ---------   -----------   -----------   ---------
NET EXPENSES ........................................      14,721       19,587        2,653         8,754        14,898       2,330
                                                        ---------    ---------    ---------   -----------   -----------   ---------

NET INVESTMENT INCOME (LOSS) ........................     (14,721)     (17,189)      16,745        (8,754)      (14,898)     (2,330)
                                                        ---------    ---------    ---------   -----------   -----------   ---------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............           0        5,019       44,267             0       232,245      33,878
  Realized gain (loss) on shares redeemed ...........    (222,400)    (470,438)     (88,235)      (69,284)     (466,418)    (37,087)
  Net change in unrealized gain (loss) on investments    (591,002)    (375,682)    (258,009)   (1,011,012)     (976,695)   (216,856)
                                                        ---------    ---------    ---------   -----------   -----------   ---------

NET GAIN (LOSS) ON INVESTMENTS ......................    (813,402)    (841,101)    (301,977)   (1,080,296)   (1,210,868)   (220,065)
                                                        ---------    ---------    ---------   -----------   -----------   ---------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................   $(828,123)   $(858,290)   $(285,232)  $(1,089,050)  $(1,225,766)  $(222,395)
                                                        =========    =========    =========   ===========   ===========   =========

                                                             SUBACCOUNTS (Continued)
                                                        ---------------------------------

                                                                    American
                                                                Century VP Value
                                                                      Fund
                                                        ---------------------------------
                                                          2002         2001        2000
                                                        ---------    --------    --------
INVESTMENT INCOME
   Dividend income ..................................   $ 216,417       8,715    $     25
                                                        ---------    --------    --------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 4A] ...      12,116      10,070         416
   Reimbursement for excess expenses
      [Note 4C] .....................................           0           0           0
                                                        ---------    --------    --------
NET EXPENSES ........................................      12,116      10,070         416
                                                        ---------    --------    --------

NET INVESTMENT INCOME (LOSS) ........................     204,301      (1,355)       (391)
                                                        ---------    --------    --------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............      10,896           0          65
  Realized gain (loss) on shares redeemed ...........      50,889       5,682         139
  Net change in unrealized gain (loss) on investments    (342,856)    188,905      33,461
                                                        ---------    --------    --------

NET GAIN (LOSS) ON INVESTMENTS ......................    (281,071)    194,587      33,665
                                                        ---------    --------    --------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................   $ (76,770)    193,232    $ 33,274
                                                        =========    ========    ========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A31 THROUGH A41


                                   A11 & A12

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                  (Unaudited)

STATEMENTS OF OPERATIONS
For the periods ending June 30, 2002, December 31, 2001, and 2000

                                                                                 SUBACCOUNTS
                                                        ----------------------------------------------------------

                                                                                                     American
                                                                 Franklin Templeton                 Century VP
                                                                     Small Cap                    Income & Growth
                                                                       Fund*                          Fund**
                                                        ----------------------------------    --------------------
                                                          2002         2001        2000         2002         2001
                                                        ---------    --------    ---------    ---------    -------
INVESTMENT INCOME
   Dividend income ..................................   $   8,596      12,697    $       0    $  18,411      1,101
                                                        ---------    --------    ---------    ---------    -------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 4A] ...       7,460      11,272        1,288        1,663        384
   Reimbursement for excess expenses
      [Note 4C] .....................................           0           0            0            0          0
                                                        ---------    --------    ---------    ---------    -------
NET EXPENSES ........................................       7,460      11,272        1,288        1,663        384
                                                        ---------    --------    ---------    ---------    -------

NET INVESTMENT INCOME (LOSS) ........................       1,136       1,425       (1,288)      16,748        717
                                                        ---------    --------    ---------    ---------    -------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............           0           0            0            0          0
  Realized gain (loss) on shares redeemed ...........     (30,689)   (803,286)     (31,514)     (18,367)      (945)
  Net change in unrealized gain (loss) on investments    (670,532)     60,783     (283,918)    (190,649)   (11,819)
                                                        ---------    --------    ---------    ---------    -------

NET GAIN (LOSS) ON INVESTMENTS ......................    (701,221)   (742,503)    (315,432)    (209,016)   (12,764)
                                                        ---------    --------    ---------    ---------    -------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................   $(700,085)   (741,078)   $(316,720)   $(192,268)   (12,047)
                                                        =========    ========    =========    =========    =======

                                                                     SUBACCOUNTS (Continued)
                                                        ------------------------------------------------

                                                             Prudential                 Prudential
                                                             SP Alliance                 SP Davis
                                                           Large Cap Growth                Value
                                                             Portfolio***               Portfolio***
                                                        ----------------------    ----------------------
                                                           2002        2001          2002         2001
                                                        ---------    ---------    ---------    ---------
INVESTMENT INCOME
   Dividend income ..................................   $                1,001    $     672        7,418
                                                        ---------    ---------    ---------    ---------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 4A] ...       4,112        4,784        7,038        2,480
   Reimbursement for excess expenses
      [Note 4C] .....................................           0            0            0            0
                                                        ---------    ---------    ---------    ---------
NET EXPENSES ........................................       4,112        4,784        7,038        2,480
                                                        ---------    ---------    ---------    ---------

NET INVESTMENT INCOME (LOSS) ........................      (4,112)      (3,783)      (6,366)       4,938
                                                        ---------    ---------    ---------    ---------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............           0            0            0            0
  Realized gain (loss) on shares redeemed ...........     (14,839)      (5,975)       1,157       (1,130)
  Net change in unrealized gain (loss) on investments    (843,917)    (316,034)    (632,732)      99,606
                                                        ---------    ---------    ---------    ---------

NET GAIN (LOSS) ON INVESTMENTS ......................    (858,756)    (322,009)    (631,575)      98,476
                                                        ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................   $(862,868)    (325,792)   $(637,941)     103,414
                                                        =========    =========    =========    =========

                                                                   SUBACCOUNTS (Continued)
                                                        -------------------------------------------

                                                              Dreyfus
                                                               Midcap                 Dreyfus
                                                               Stock                 Small Cap
                                                             Portfolio**            Portfolio**
                                                        --------------------    -------------------
                                                          2002        2001        2002       2001
                                                        --------    --------    --------    -------
INVESTMENT INCOME
   Dividend income ..................................   $     15       1,041    $    433      2,665
                                                        --------    --------    --------    -------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 4A] ...        788         316       1,499        634
   Reimbursement for excess expenses
      [Note 4C] .....................................          0           0           0          0
                                                        --------    --------    --------    -------
NET EXPENSES ........................................        788         316       1,499        634
                                                        --------    --------    --------    -------

NET INVESTMENT INCOME (LOSS) ........................       (773)        725      (1,066)     2,031
                                                        --------    --------    --------    -------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............          0           0           0     67,657
  Realized gain (loss) on shares redeemed ...........      7,668      (1,258)      9,261     25,174
  Net change in unrealized gain (loss) on investments    (31,000)     66,205     (84,960)    77,556
                                                        --------    --------    --------    -------

NET GAIN (LOSS) ON INVESTMENTS ......................    (23,332)     64,947     (75,699)   170,387
                                                        --------    --------    --------    -------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................   $(24,105)     65,672    $(76,765)   172,418
                                                        ========    ========    ========    =======

*     Became avaliable on May 1, 2000 (Note 1)

**    Became avaliable on August 6, 2001

***   Became avaliable on February 12, 2001 (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A31 THROUGH A41


                                   A13 & A14

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                   (Unaudited)

STATEMENTS OF OPERATIONS
For the periods ending June 30, 2002, December 31, 2001, and 2000


                                                                      SUBACCOUNTS
                                                        ---------------------------------------
                                                             Prudential             Goldman
                                                            SP Small/Mid              CORE
                                                             Cap Value          Small Cap Equity
                                                            Portfolio***             Fund**
                                                        --------------------    ---------------
                                                          2002        2001       2002      2001
                                                        --------    --------    -------    ----
INVESTMENT INCOME
   Dividend income ..................................   $      0       7,960    $     0     366
                                                        --------    --------    -------    ----

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 4A] ...      5,250       1,489        852      92
   Reimbursement for excess expenses
      [Note 4C] .....................................          0           0          0       0
                                                        --------    --------    -------    ----
NET EXPENSES ........................................      5,250       1,489        852      92
                                                        --------    --------    -------    ----

NET INVESTMENT INCOME (LOSS) ........................     (5,250)      6,471       (852)    274
                                                        --------    --------    -------    ----

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............          0           0          0       0
  Realized gain (loss) on shares redeemed ...........     13,603        (242)        34      (8)
  Net change in unrealized gain (loss) on investments    (36,896)     95,964      5,728    (466)
                                                        --------    --------    -------    ----

NET GAIN (LOSS) ON INVESTMENTS ......................    (23,293)     95,722      5,762    (474)
                                                        --------    --------    -------    ----

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................   $(28,543)    102,193    $ 4,910    (200)
                                                        ========    ========    =======    ====

                                                                 SUBACCOUNTS (Continued)
                                                        ---------------------------------------
                                                            Invesco              Invesco VIF
                                                         VIF Utilities           Technology
                                                            Fund**                 Fund**
                                                        ---------------    --------------------
                                                        2002      2001        2002        2001
                                                        -----    ------    ---------    -------
INVESTMENT INCOME
   Dividend income ..................................   $   0         0    $       0          0
                                                        -----    ------    ---------    -------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 4A] ...       3        72          303        187
   Reimbursement for excess expenses
      [Note 4C] .....................................       0         0            0          0
                                                        -----    ------    ---------    -------
NET EXPENSES ........................................       3        72          303        187
                                                        -----    ------    ---------    -------

NET INVESTMENT INCOME (LOSS) ........................      (3)      (72)        (303)      (187)
                                                        -----    ------    ---------    -------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............       0       811            0          0
  Realized gain (loss) on shares redeemed ...........     (75)   (4,328)      13,684      7,484
  Net change in unrealized gain (loss) on investments    (402)      (40)    (156,484)    63,668
                                                        -----    ------    ---------    -------

NET GAIN (LOSS) ON INVESTMENTS ......................    (477)   (3,557)    (142,800)    71,152
                                                        -----    ------    ---------    -------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................   $(480)   (3,629)   $(143,103)    70,965
                                                        =====    ======    =========    =======

                                                                    SUBACCOUNTS (Continued)
                                                        ---------------------------------------------
                                                             Prudential              Janus Aspen
                                                          SP INVESCO Small           Aggressive
                                                           Company Growth        Growth Portfolio-
                                                             Portfolio**          Service Shares**
                                                        --------------------    ---------------------
                                                          2002        2001        2002         2001
                                                        ---------    -------    ---------    --------
INVESTMENT INCOME
   Dividend income ..................................   $       0          0    $       0           0
                                                        ---------    -------    ---------    --------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 4A] ...       1,117        477        1,729       3,453
   Reimbursement for excess expenses
      [Note 4C] .....................................           0          0            0           0
                                                        ---------    -------    ---------    --------
NET EXPENSES ........................................       1,117        477        1,729       3,453
                                                        ---------    -------    ---------    --------

NET INVESTMENT INCOME (LOSS) ........................      (1,117)      (477)      (1,729)     (3,453)
                                                        ---------    -------    ---------    --------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............           0          0            0           0
  Realized gain (loss) on shares redeemed ...........         401     (1,443)    (852,710)     (6,276)
  Net change in unrealized gain (loss) on investments    (179,532)    37,176      475,786    (693,862)
                                                        ---------    -------    ---------    --------

NET GAIN (LOSS) ON INVESTMENTS ......................    (179,131)    35,733     (376,924)   (700,138)
                                                        ---------    -------    ---------    --------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................   $(180,248)    35,256    $(378,653)   (703,591)
                                                        =========    =======    =========    ========

**    Became available on August 6, 2001 (Note 1)

***   Became avaliable on February 12, 2001 (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A31 THROUGH A41


                                   A15 & A16

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                  (Unaudited)

STATEMENTS OF OPERATIONS
For the periods ending June 30, 2002, December 31, 2001, and 2000

                                                                        SUBACCOUNTS
                                                        -----------------------------------------
                                                            Janus Aspen            Oppenheimer
                                                              Balanced            VA Aggressive
                                                             Portfolio-               Growth
                                                          Service Shares**            Fund**
                                                        --------------------    -----------------
                                                          2002        2001       2002       2001
                                                        ---------    -------    -------    ------
INVESTMENT INCOME
   Dividend income ..................................   $  35,247     10,623    $   253       219
                                                        ---------    -------    -------    ------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 4A] ...       2,378        642         47        47
   Reimbursement for excess expenses
      [Note 4C] .....................................           0          0          0         0
                                                        ---------    -------    -------    ------
NET EXPENSES ........................................       2,378        642         47        47
                                                        ---------    -------    -------    ------

NET INVESTMENT INCOME (LOSS) ........................      32,869      9,981        206       172
                                                        ---------    -------    -------    ------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............           0          0          0     3,415
  Realized gain (loss) on shares redeemed ...........        (136)    (6,902)    (6,050)   (2,203)
  Net change in unrealized gain (loss) on investments    (205,994)    59,420     (3,687)   (6,945)
                                                        ---------    -------    -------    ------

NET GAIN (LOSS) ON INVESTMENTS ......................    (206,130)    52,518     (9,737)   (5,733)
                                                        ---------    -------    -------    ------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................   $(173,261)    62,499    $(9,531)   (5,561)
                                                        =========    =======    =======    ======

                                                                             SUBACCOUNTS (Continued)
                                                        ------------------------------------------------------------------
                                                            Prudential            Prudential              Janus Aspen
                                                             SP PIMCO              SP PIMCO              International
                                                           Total Return           High Yield           Growth Portfolio-
                                                            Portfolio**           Portfolio**           Service Shares**
                                                        -------------------    ------------------    ---------------------
                                                          2002       2001        2002       2001       2002         2001
                                                        --------   --------    --------    ------    ---------    --------
INVESTMENT INCOME
   Dividend income ..................................   $129,835    103,229    $ 39,283     6,516    $   8,407       9,764
                                                        --------   --------    --------    ------    ---------    --------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 4A] ...      9,599      5,050         871       132        2,107       2,446
   Reimbursement for excess expenses
      [Note 4C] .....................................          0          0           0         0            0           0
                                                        --------   --------    --------    ------    ---------    --------
NET EXPENSES ........................................      9,599      5,050         871       132        2,107       2,446
                                                        --------   --------    --------    ------    ---------    --------

NET INVESTMENT INCOME (LOSS) ........................    120,236     98,179      38,412     6,384        6,300       7,318
                                                        --------   --------    --------    ------    ---------    --------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............          0    132,400           0         0            0           0
  Realized gain (loss) on shares redeemed ...........      3,403     (5,789)        (13)      (17)      (6,701)    (47,458)
  Net change in unrealized gain (loss) on investments    135,855    (99,689)    (89,418)   (5,301)    (235,139)   (236,688)
                                                        --------   --------    --------    ------    ---------    --------

NET GAIN (LOSS) ON INVESTMENTS ......................    139,258     26,922     (89,431)   (5,318)    (241,840)   (284,146)
                                                        --------   --------    --------    ------    ---------    --------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................   $259,494    125,101    $(51,019)    1,066    $(235,540)   (276,828)
                                                        ========   ========    ========    ======    =========    ========

** Became available on August 6, 2001 (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A31 THROUGH A41


                                   A17 & A18

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                   (Unaudited)

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ending June 30, 2002, December 31, 2001, and 2000

                                                                                       SUBACCOUNTS
                                                                     ----------------------------------------------

                                                                                        Prudential
                                                                                       Money Market
                                                                                        Portfolio
                                                                     ----------------------------------------------
                                                                         2002             2001             2000
                                                                     -------------    -------------    ------------
OPERATIONS
               Net investment income (loss) ......................   $     506,740    $   2,901,161    $  1,152,753
               Capital gains distributions received ..............               0                0               0
               Realized gain (loss) on shares redeemed ...........               0                0               0
               Net change in unrealized gain (loss) on investments               0                0               0
                                                                     -------------    -------------    ------------

NET  INCREASE (DECREASE) IN NET ASSETS
               RESULTING FROM OPERATIONS .........................         506,740        2,901,161       1,152,753
                                                                     -------------    -------------    ------------

CONTRACT OWNER TRANSACTIONS
               Contract Owner Net Payments .......................      47,167,373      123,993,373      44,459,867
               Policy Loans ......................................        (906,721)      (3,829,282)              0
               Policy Loan Repayments and Interest ...............         141,212           63,727               0
               Surrenders, Withdrawals and Death Benefits ........         953,300       (6,287,444)       (602,015)
               Net Transfers From (To) Other Subaccounts
                  or Fixed Rate Option ...........................     (80,402,396)     (35,557,395)    (18,533,813)
               Withdrawal and Other Charges ......................      (5,096,300)      (5,682,290)       (511,219)
                                                                     -------------    -------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
               RESULTING FROM CONTRACT
               OWNER TRANSACTIONS ................................     (38,143,532)      72,700,689      24,812,820
                                                                     -------------    -------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..........................     (37,636,792)      75,601,850      25,965,573

NET ASSETS:
               Beginning of period ...............................     122,587,844       46,985,994      21,020,421
                                                                     -------------    -------------    ------------
               End of period .....................................   $  84,951,052    $ 122,587,844    $ 46,985,994
                                                                     =============    =============    ============

                                                                                     SUBACCOUNTS
                                                                     --------------------------------------------

                                                                                      Prudential
                                                                                   Diversified Bond
                                                                                      Portfolio
                                                                     --------------------------------------------
                                                                         2002            2001            2000
                                                                     ------------    ------------    ------------
OPERATIONS
               Net investment income (loss) ......................   $  7,527,206    $  4,162,159    $  2,716,932
               Capital gains distributions received ..............              0               0           5,872
               Realized gain (loss) on shares redeemed ...........        (23,789)        263,383          23,979
               Net change in unrealized gain (loss) on investments     (6,485,149)       (546,043)      1,433,451
                                                                     ------------    ------------    ------------

NET  INCREASE (DECREASE) IN NET ASSETS
               RESULTING FROM OPERATIONS .........................      1,018,268       3,879,499       4,180,234
                                                                     ------------    ------------    ------------

CONTRACT OWNER TRANSACTIONS
               Contract Owner Net Payments .......................      2,853,371       3,370,030       4,263,006
               Policy Loans ......................................         (6,970)        (69,456)           (527)
               Policy Loan Repayments and Interest ...............          4,425           2,652             409
               Surrenders, Withdrawals and Death Benefits ........       (144,197)     (1,583,378)     (3,637,754)
               Net Transfers From (To) Other Subaccounts
                  or Fixed Rate Option ...........................     (2,017,773)     27,405,118       5,408,010
               Withdrawal and Other Charges ......................     (1,558,179)     (1,286,442)       (546,647)
                                                                     ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
               RESULTING FROM CONTRACT
               OWNER TRANSACTIONS ................................       (869,323)     27,838,524       5,486,497
                                                                     ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..........................        148,945      31,718,023       9,666,731

NET ASSETS:
               Beginning of period ...............................     86,639,514      54,921,491      45,254,760
                                                                     ------------    ------------    ------------
               End of period .....................................   $ 86,788,459    $ 86,639,514    $ 54,921,491
                                                                     ============    ============    ============

                                                                                SUBACCOUNTS (Continued)
                                                                     --------------------------------------------

                                                                                       Prudential
                                                                                         Equity
                                                                                        Portfolio
                                                                     --------------------------------------------
                                                                         2002            2001            2000
                                                                     ------------    ------------    ------------
OPERATIONS
               Net investment income (loss) ......................   $   (105,726)   $    141,578    $    613,123
               Capital gains distributions received ..............              0       2,383,294       7,809,669
               Realized gain (loss) on shares redeemed ...........     (1,112,583)     (2,998,844)       (640,258)
               Net change in unrealized gain (loss) on investments     (4,707,256)     (5,464,228)     (6,091,333)
                                                                     ------------    ------------    ------------

NET  INCREASE (DECREASE) IN NET ASSETS
               RESULTING FROM OPERATIONS .........................     (5,925,565)     (5,938,200)      1,691,201
                                                                     ------------    ------------    ------------

CONTRACT OWNER TRANSACTIONS
               Contract Owner Net Payments .......................      4,753,256       7,154,068       9,193,270
               Policy Loans ......................................        (20,592)        (68,465)         (1,004)
               Policy Loan Repayments and Interest ...............          4,487           2,633           1,158
               Surrenders, Withdrawals and Death Benefits ........       (616,670)     (2,656,298)     (2,266,921)
               Net Transfers From (To) Other Subaccounts
                  or Fixed Rate Option ...........................      3,031,459         (65,766)     (4,718,266)
               Withdrawal and Other Charges ......................     (1,347,949)     (1,065,448)       (529,082)
                                                                     ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
               RESULTING FROM CONTRACT
               OWNER TRANSACTIONS ................................      5,803,991       3,300,724       1,679,155
                                                                     ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..........................       (121,574)     (2,637,476)      3,370,356

NET ASSETS:
               Beginning of period ...............................     45,664,178      48,301,654      44,931,298
                                                                     ------------    ------------    ------------
               End of period .....................................   $ 45,542,604    $ 45,664,178    $ 48,301,654
                                                                     ============    ============    ============

                                                                              SUBACCOUNTS (Continued)
                                                                     -----------------------------------------

                                                                                     Prudential
                                                                                  Flexible Managed
                                                                                     Portfolio
                                                                     -----------------------------------------
                                                                        2002           2001            2000
                                                                     -----------    -----------    -----------
OPERATIONS
               Net investment income (loss) ......................   $    84,100    $   190,015    $   266,384
               Capital gains distributions received ..............             0         88,324        125,023
               Realized gain (loss) on shares redeemed ...........      (466,227)      (551,921)       (65,199)
               Net change in unrealized gain (loss) on investments       104,264       (303,625)      (540,683)
                                                                     -----------    -----------    -----------

NET  INCREASE (DECREASE) IN NET ASSETS
               RESULTING FROM OPERATIONS .........................      (277,863)      (577,207)      (214,475)
                                                                     -----------    -----------    -----------

CONTRACT OWNER TRANSACTIONS
               Contract Owner Net Payments .......................       458,477      1,268,252        546,487
               Policy Loans ......................................        (6,420)          (757)          (718)
               Policy Loan Repayments and Interest ...............           397            571            765
               Surrenders, Withdrawals and Death Benefits ........      (705,591)    (3,301,388)      (443,137)
               Net Transfers From (To) Other Subaccounts
                  or Fixed Rate Option ...........................    (1,721,988)      (148,083)      (387,303)
               Withdrawal and Other Charges ......................       (63,395)      (122,551)      (110,137)
                                                                     -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
               RESULTING FROM CONTRACT
               OWNER TRANSACTIONS ................................    (2,038,520)    (2,303,956)      (394,043)
                                                                     -----------    -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..........................    (2,316,383)    (2,881,163)      (608,518)

NET ASSETS:
               Beginning of period ...............................     5,917,049      8,798,212      9,406,730
                                                                     -----------    -----------    -----------
               End of period .....................................   $ 3,600,666    $ 5,917,049    $ 8,798,212
                                                                     ===========    ===========    ===========

                                                                                SUBACCOUNTS (Continued)
                                                                     --------------------------------------------

                                                                                      Prudential
                                                                                 Conservative Balanced
                                                                                      Portfolio
                                                                     --------------------------------------------
                                                                         2002            2001            2000
                                                                     ------------    ------------    ------------
OPERATIONS
               Net investment income (loss) ......................   $    (11,198)   $  1,248,449    $  1,543,617
               Capital gains distributions received ..............              0         474,656         375,291
               Realized gain (loss) on shares redeemed ...........       (299,720)       (644,620)       (105,800)
               Net change in unrealized gain (loss) on investments     (2,475,980)     (2,328,875)     (2,348,399)
                                                                     ------------    ------------    ------------

NET  INCREASE (DECREASE) IN NET ASSETS
               RESULTING FROM OPERATIONS .........................     (2,786,898)     (1,250,390)       (535,291)
                                                                     ------------    ------------    ------------

CONTRACT OWNER TRANSACTIONS
               Contract Owner Net Payments .......................      1,695,525       3,320,839       3,499,380
               Policy Loans ......................................       (141,255)       (478,833)              0
               Policy Loan Repayments and Interest ...............         11,100          12,537               0
               Surrenders, Withdrawals and Death Benefits ........       (260,307)     (3,692,776)     (5,864,906)
               Net Transfers From (To) Other Subaccounts
                  or Fixed Rate Option ...........................        261,897      (1,981,750)        879,974
               Withdrawal and Other Charges ......................       (379,952)       (726,452)       (656,935)
                                                                     ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
               RESULTING FROM CONTRACT
               OWNER TRANSACTIONS ................................      1,187,008      (3,546,435)     (2,142,487)
                                                                     ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..........................      1,599,890      (4,796,825)     (2,677,778)

NET ASSETS:
               Beginning of period ...............................     44,117,963      48,914,788      51,592,566
                                                                     ------------    ------------    ------------
               End of period .....................................   $ 42,518,073    $ 44,117,963    $ 48,914,788
                                                                     ============    ============    ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A31 THROUGH A41


                                   A19 & A20

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                   (Unaudited)

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ending June 30, 2002, December 31, 2001, and 2000

                                                                         SUBACCOUNTS
                                                          -----------------------------------------

                                                                         Prudential
                                                                       High Yield Bond
                                                                          Portfolio
                                                          -----------------------------------------
                                                             2002           2001           2000
                                                          -----------    -----------    -----------
OPERATIONS
    Net investment income (loss) ......................   $   619,081    $   579,432    $   323,545
    Capital gains distributions received ..............             0              0              0
    Realized gain (loss) on shares redeemed ...........      (527,666)       (91,177)       (76,032)
    Net change in unrealized gain (loss) on investments      (167,788)      (614,989)      (498,772)
                                                          -----------    -----------    -----------

NET  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................       (76,373)      (126,734)      (251,259)
                                                          -----------    -----------    -----------

CONTRACT OWNER TRANSACTIONS
    Contract Owner Net Payments .......................       795,393        935,827        250,497
    Policy Loans ......................................        (1,193)        (9,575)             0
    Policy Loan Repayments and Interest ...............           534            626              0
    Surrenders, Withdrawals and Death Benefits ........      (228,729)      (163,587)      (477,910)
    Net Transfers From (To) Other Subaccounts
       or Fixed Rate Option ...........................    (1,741,706)     3,034,824        552,605
    Withdrawal and Other Charges ......................      (325,488)      (241,682)       (46,531)
                                                          -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM CONTRACT
    OWNER TRANSACTIONS ................................    (1,501,189)     3,556,433        278,661
                                                          -----------    -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............    (1,577,562)     3,429,699         27,402

NET ASSETS:
    Beginning of period ...............................     6,111,033      2,681,334      2,653,932
                                                          -----------    -----------    -----------
    End of period .....................................   $ 4,533,471    $ 6,111,033    $ 2,681,334
                                                          ===========    ===========    ===========

                                                                           SUBACCOUNTS
                                                          -----------------------------------------------

                                                                             Prudential
                                                                            Stock Index
                                                                             Portfolio
                                                          -----------------------------------------------
                                                              2002             2001             2000
                                                          -------------    -------------    -------------
OPERATIONS
    Net investment income (loss) ......................   $    (249,408)   $     594,988    $     579,087
    Capital gains distributions received ..............       1,032,345        8,666,848        7,138,260
    Realized gain (loss) on shares redeemed ...........        (656,132)       3,698,870        6,533,279
    Net change in unrealized gain (loss) on investments     (21,882,667)     (41,202,806)     (34,812,832)
                                                          -------------    -------------    -------------

NET  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................     (21,755,862)     (28,242,100)     (20,562,206)
                                                          -------------    -------------    -------------

CONTRACT OWNER TRANSACTIONS
    Contract Owner Net Payments .......................       8,273,484       13,924,175       15,165,260
    Policy Loans ......................................        (172,671)        (508,123)          (1,602)
    Policy Loan Repayments and Interest ...............          14,970           15,539            1,607
    Surrenders, Withdrawals and Death Benefits ........      (1,054,063)      (5,553,767)     (16,632,045)
    Net Transfers From (To) Other Subaccounts
       or Fixed Rate Option ...........................      10,604,156      (32,720,764)      20,039,370
    Withdrawal and Other Charges ......................      (2,525,020)      (2,391,386)      (1,794,353)
                                                          -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM CONTRACT
    OWNER TRANSACTIONS ................................      15,140,856      (27,234,326)      16,778,237
                                                          -------------    -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............      (6,615,006)     (55,476,426)      (3,783,969)

NET ASSETS:
    Beginning of period ...............................     149,645,901      205,122,327      208,906,296
                                                          -------------    -------------    -------------
    End of period .....................................   $ 143,030,895    $ 149,645,901    $ 205,122,327
                                                          =============    =============    =============

                                                                      SUBACCOUNTS (Continued)
                                                          --------------------------------------------

                                                                           Prudential
                                                                             Value
                                                                           Portfolio
                                                          --------------------------------------------
                                                              2002            2001            2000
                                                          ------------    ------------    ------------
OPERATIONS
    Net investment income (loss) ......................   $    (20,977)   $    127,418    $    185,322
    Capital gains distributions received ..............              0       1,015,160         725,037
    Realized gain (loss) on shares redeemed ...........       (187,673)       (107,721)     (1,114,620)
    Net change in unrealized gain (loss) on investments     (1,035,322)     (1,365,378)        958,713
                                                          ------------    ------------    ------------

NET  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................     (1,243,972)       (330,521)        754,452
                                                          ------------    ------------    ------------

CONTRACT OWNER TRANSACTIONS
    Contract Owner Net Payments .......................        570,457         697,647         692,081
    Policy Loans ......................................           (853)         (2,878)           (240)
    Policy Loan Repayments and Interest ...............            343             593             459
    Surrenders, Withdrawals and Death Benefits ........         (8,486)       (303,113)     (9,281,673)
    Net Transfers From (To) Other Subaccounts
       or Fixed Rate Option ...........................       (465,427)        771,732       3,930,744
    Withdrawal and Other Charges ......................       (114,031)       (132,730)       (114,552)
                                                          ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM CONTRACT
    OWNER TRANSACTIONS ................................        (17,997)      1,031,251      (4,773,181)
                                                          ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............     (1,261,969)        700,730      (4,018,729)

NET ASSETS:
    Beginning of period ...............................     11,207,331      10,506,601      14,525,330
                                                          ------------    ------------    ------------
    End of period .....................................   $  9,945,362    $ 11,207,331    $ 10,506,601
                                                          ============    ============    ============

                                                                     SUBACCOUNTS (Continued)
                                                          --------------------------------------------

                                                                            Prudential
                                                                              Global
                                                                            Portfolio
                                                          --------------------------------------------
                                                              2002            2001            2000
                                                          ------------    ------------    ------------
OPERATIONS
    Net investment income (loss) ......................   $     51,616    $    (20,920)   $     29,281
    Capital gains distributions received ..............              0       2,702,689       1,430,049
    Realized gain (loss) on shares redeemed ...........     (1,603,654)        709,635         608,912
    Net change in unrealized gain (loss) on investments        187,612      (5,795,307)     (6,407,573)
                                                          ------------    ------------    ------------

NET  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................     (1,364,426)     (2,403,903)     (4,339,331)
                                                          ------------    ------------    ------------

CONTRACT OWNER TRANSACTIONS
    Contract Owner Net Payments .......................        661,882       1,458,597       3,240,926
    Policy Loans ......................................        (56,435)       (203,302)              0
    Policy Loan Repayments and Interest ...............          5,113           5,920               0
    Surrenders, Withdrawals and Death Benefits ........         (2,508)     (1,480,985)       (361,885)
    Net Transfers From (To) Other Subaccounts
       or Fixed Rate Option ...........................     (3,937,631)     (4,760,357)       (713,479)
    Withdrawal and Other Charges ......................       (184,431)       (176,338)       (176,007)
                                                          ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM CONTRACT
    OWNER TRANSACTIONS ................................     (3,514,010)     (5,156,465)      1,989,555
                                                          ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............     (4,878,436)     (7,560,368)     (2,349,776)

NET ASSETS:
    Beginning of period ...............................     12,405,505      19,965,873      22,315,649
                                                          ------------    ------------    ------------
    End of period .....................................   $  7,527,069    $ 12,405,505    $ 19,965,873
                                                          ============    ============    ============

                                                                     SUBACCOUNTS (Continued)
                                                          -------------------------------------------


                                                                           Jennison
                                                                           Portfolio
                                                          -------------------------------------------
                                                              2002            2001           2000
                                                          ------------    ------------    -----------
OPERATIONS
    Net investment income (loss) ......................   $    (26,143)   $    (27,611)   $   (36,065)
    Capital gains distributions received ..............              0          80,132      1,146,896
    Realized gain (loss) on shares redeemed ...........       (767,367)     (1,624,218)       690,399
    Net change in unrealized gain (loss) on investments     (2,055,322)       (560,158)    (3,264,936)
                                                          ------------    ------------    -----------

NET  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................     (2,848,832)     (2,131,855)    (1,463,706)
                                                          ------------    ------------    -----------

CONTRACT OWNER TRANSACTIONS
    Contract Owner Net Payments .......................      4,647,129       5,196,253        629,297
    Policy Loans ......................................       (116,921)       (379,657)       (51,204)
    Policy Loan Repayments and Interest ...............         10,657          12,519             68
    Surrenders, Withdrawals and Death Benefits ........     (1,150,343)     (3,585,279)    (3,809,762)
    Net Transfers From (To) Other Subaccounts
       or Fixed Rate Option ...........................      1,001,416       6,573,878      6,436,466
    Withdrawal and Other Charges ......................     (1,464,954)       (890,967)      (114,674)
                                                          ------------    ------------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM CONTRACT
    OWNER TRANSACTIONS ................................      2,926,984       6,926,747      3,090,191
                                                          ------------    ------------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............         78,152       4,794,892      1,626,485

NET ASSETS:
    Beginning of period ...............................     13,244,326       8,449,434      6,822,949
                                                          ------------    ------------    -----------
    End of period .....................................   $ 13,322,478    $ 13,244,326    $ 8,449,434
                                                          ============    ============    ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A31 THROUGH A41


                                   A21 & A22

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                   (Unaudited)

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ending June 30, 2002, December 31, 2001, and 2000

                                                                         SUBACCOUNTS
                                                           ---------------------------------------

                                                                        T. Rowe Price
                                                                     International Stock
                                                                          Portfolio
                                                           ---------------------------------------
                                                              2002           2001          2000
                                                           -----------    ----------    ----------
OPERATIONS
     Net investment income (loss) ......................   $    (6,633)       58,075         6,481
     Capital gains distributions received ..............             0             0        39,170
     Realized gain (loss) on shares redeemed ...........      (191,684)     (111,665)      (28,712)
     Net change in unrealized gain (loss) on investments        50,788      (430,872)      (69,108)
                                                           -----------    ----------    ----------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................      (147,529)     (484,462)      (52,169)
                                                           -----------    ----------    ----------

CONTRACT OWNER TRANSACTIONS
     Contract Owner Net Payments .......................       910,481       410,608        42,318
     Policy Loans ......................................       (54,790)     (219,254)            0
     Policy Loan Repayments and Interest ...............         5,004         6,165             0
     Surrenders, Withdrawals and Death Benefits ........      (813,629)      (12,138)      (79,363)
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................      (166,611)    2,185,090     1,510,628
     Withdrawal and Other Charges ......................       (64,720)      (79,198)      (11,651)
                                                           -----------    ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................      (184,265)    2,291,273     1,461,932
                                                           -----------    ----------    ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................      (331,794)    1,806,811     1,409,763

NET ASSETS:
     Beginning of period ...............................     3,235,388     1,428,577        18,814
                                                           -----------    ----------    ----------
     End of period .....................................   $ 2,903,594     3,235,388     1,428,577
                                                           ===========    ==========    ==========

                                                                         SUBACCOUNTS
                                                           -----------------------------------------

                                                                           AIM V.I.
                                                                        Premier Equity
                                                                            Series
                                                           -----------------------------------------
                                                              2002           2001            2000
                                                           -----------    -----------    -----------
OPERATIONS
     Net investment income (loss) ......................   $    (6,374)        (8,353)          (359)
     Capital gains distributions received ..............             0         32,947         50,111
     Realized gain (loss) on shares redeemed ...........       (16,911)      (195,467)        (8,293)
     Net change in unrealized gain (loss) on investments      (395,266)       (27,959)      (127,845)
                                                           -----------    -----------    -----------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................      (418,551)      (198,832)       (86,386)
                                                           -----------    -----------    -----------

CONTRACT OWNER TRANSACTIONS
     Contract Owner Net Payments .......................       347,569        779,266        156,453
     Policy Loans ......................................        (6,090)        (1,199)        (8,275)
     Policy Loan Repayments and Interest ...............            34             15             11
     Surrenders, Withdrawals and Death Benefits ........       (12,909)       (34,165)       (39,178)
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................       101,496          6,358      1,096,265
     Withdrawal and Other Charges ......................       (49,074)       (94,626)       (11,502)
                                                           -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................       381,026        655,649      1,193,774
                                                           -----------    -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................       (37,525)       456,817      1,107,388

NET ASSETS:
     Beginning of period ...............................     1,658,542      1,201,725         94,337
                                                           -----------    -----------    -----------
     End of period .....................................   $ 1,621,017    $ 1,658,542    $ 1,201,725
                                                           ===========    ===========    ===========

                                                                     SUBACCOUNTS (Continued)
                                                           -----------------------------------------

                                                                             Janus
                                                                          Aspen Growth
                                                                           Portfolio
                                                           -----------------------------------------
                                                               2002          2001            2000
                                                           -----------    -----------    -----------
OPERATIONS
     Net investment income (loss) ......................   $   (14,721)       (17,189)        16,745
     Capital gains distributions received ..............             0          5,019         44,267
     Realized gain (loss) on shares redeemed ...........      (222,400)      (470,438)       (88,235)
     Net change in unrealized gain (loss) on investments      (591,002)      (375,682)      (258,009)
                                                           -----------    -----------    -----------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................      (828,123)      (858,290)      (285,232)
                                                           -----------    -----------    -----------

CONTRACT OWNER TRANSACTIONS
     Contract Owner Net Payments .......................       589,174      1,286,718        208,451
     Policy Loans ......................................      (106,921)      (369,031)       (80,746)
     Policy Loan Repayments and Interest ...............         9,353         11,796            101
     Surrenders, Withdrawals and Death Benefits ........       (27,839)       (72,600)      (162,898)
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................       (56,806)     3,141,623      2,301,161
     Withdrawal and Other Charges ......................      (126,769)      (159,883)       (18,306)
                                                           -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................       280,192      3,838,623      2,247,763
                                                           -----------    -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................      (547,931)     2,980,333      1,962,531

NET ASSETS:
     Beginning of period ...............................     4,965,264      1,984,931         22,400
                                                           -----------    -----------    -----------
     End of period .....................................   $ 4,417,333    $ 4,965,264    $ 1,984,931
                                                           ===========    ===========    ===========

                                                                     SUBACCOUNTS (Continued)
                                                           -----------------------------------------

                                                                               MFS
                                                                         Emerging Growth
                                                                            Portfolio
                                                           -----------------------------------------
                                                              2002           2001            2000
                                                           -----------    -----------    -----------
OPERATIONS
     Net investment income (loss) ......................   $    (8,754)       (14,898)        (2,330)
     Capital gains distributions received ..............             0        232,245         33,878
     Realized gain (loss) on shares redeemed ...........       (69,284)      (466,418)       (37,087)
     Net change in unrealized gain (loss) on investments    (1,011,012)      (976,695)      (216,856)
                                                           -----------    -----------    -----------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................    (1,089,050)    (1,225,766)      (222,395)
                                                           -----------    -----------    -----------

CONTRACT OWNER TRANSACTIONS
     Contract Owner Net Payments .......................       457,408      1,167,963         87,101
     Policy Loans ......................................             0         (7,519)             0
     Policy Loan Repayments and Interest ...............           167            133              0
     Surrenders, Withdrawals and Death Benefits ........       (36,472)       (51,819)       (37,868)
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................        66,838      2,995,201      1,638,385
     Withdrawal and Other Charges ......................       (84,082)      (106,587)       (21,293)
                                                           -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................       403,859      3,997,372      1,666,325
                                                           -----------    -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................      (685,191)     2,771,606      1,443,930

NET ASSETS:
     Beginning of period ...............................     4,220,081      1,448,475          4,545
                                                           -----------    -----------    -----------
     End of period .....................................   $ 3,534,890    $ 4,220,081    $ 1,448,475
                                                           ===========    ===========    ===========

                                                                     SUBACCOUNTS (Continued)
                                                           --------------------------------------

                                                                           American
                                                                       Century VP Value
                                                                             Fund
                                                           --------------------------------------
                                                              2002           2001         2000
                                                           -----------    ----------    ---------
OPERATIONS
     Net investment income (loss) ......................   $   204,301        (1,355)        (391)
     Capital gains distributions received ..............        10,896             0           65
     Realized gain (loss) on shares redeemed ...........        50,889         5,682          139
     Net change in unrealized gain (loss) on investments      (342,856)      188,905       33,461
                                                           -----------    ----------    ---------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       (76,770)      193,232       33,274
                                                           -----------    ----------    ---------

CONTRACT OWNER TRANSACTIONS
     Contract Owner Net Payments .......................       259,856       409,630       23,465
     Policy Loans ......................................             0             0            0
     Policy Loan Repayments and Interest ...............             0             0            0
     Surrenders, Withdrawals and Death Benefits ........        (5,707)       (6,593)        (523)
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................     1,562,335     1,037,905      589,020
     Withdrawal and Other Charges ......................       (47,945)      (52,268)      (2,975)
                                                           -----------    ----------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................     1,768,539     1,388,674      608,987
                                                           -----------    ----------    ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................     1,691,769     1,581,906      642,261

NET ASSETS:
     Beginning of period ...............................     2,224,167       642,261            0
                                                           -----------    ----------    ---------
     End of period .....................................   $ 3,915,936     2,224,167    $ 642,261
                                                           ===========    ==========    =========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A31 THROUGH A41


                                   A23 & A24

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                   (Unaudited)

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ending June 30, 2002, December 31, 2001, and 2000

                                                                                         SUBACCOUNTS
                                                           -------------------------------------------------------------------
                                                                                                               American
                                                                           Franklin                           Century VP
                                                                      Templeton Small Cap                  Income & Growth
                                                                             Fund*                              Fund**
                                                           ----------------------------------------    -----------------------
                                                              2002           2001          2000           2002          2001
                                                           -----------    ----------    -----------    -----------    --------
OPERATIONS
     Net investment income (loss) ......................   $     1,136         1,425         (1,288)   $    16,748         717
     Capital gains distributions received ..............             0             0              0              0           0
     Realized gain (loss) on shares redeemed ...........       (30,689)     (803,286)       (31,514)       (18,367)       (945)
     Net change in unrealized gain (loss) on investments      (670,532)       60,783       (283,918)      (190,649)    (11,819)
                                                           -----------    ----------    -----------    -----------    --------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................      (700,085)     (741,078)      (316,720)      (192,268)    (12,047)
                                                           -----------    ----------    -----------    -----------    --------

CONTRACT OWNER TRANSACTIONS
     Contract Owner Net Payments .......................       404,265       952,246      2,052,323        662,156      78,315
     Policy Loans ......................................             0       (12,092)             0              0           0
     Policy Loan Repayments and Interest ...............           251           200              0              0           0
     Surrenders, Withdrawals and Death Benefits ........       (25,521)         (742)             0              0           0
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................       642,849       971,188        463,935      1,611,876     174,465
     Withdrawal and Other Charges ......................       (63,028)      (84,695)        (8,964)       (18,860)     (1,063)
                                                           -----------    ----------    -----------    -----------    --------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................       958,816     1,826,105      2,507,294      2,255,172     251,717
                                                           -----------    ----------    -----------    -----------    --------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................       258,731     1,085,027      2,190,574      2,062,904     239,670

NET ASSETS:
     Beginning of period ...............................   $ 3,275,601     2,190,574              0        239,670           0
                                                           -----------    ----------    -----------    -----------    --------
     End of period .....................................     3,534,332     3,275,601    $ 2,190,574    $ 2,302,574     239,670
                                                           ===========    ==========    ===========    ===========    ========

                                                                            SUBACCOUNTS (Continued)
                                                           ------------------------------------------------------
                                                                  Prudential                   Prudential
                                                                  SP Alliance                   SP Davis
                                                                Large Cap Growth                  Value
                                                                  Portfolio***                 Portfolio***
                                                           -------------------------    -------------------------
                                                              2002           2001          2002           2001
                                                           -----------    ----------    -----------    ----------
OPERATIONS
     Net investment income (loss) ......................   $    (4,112)       (3,783)   $    (6,366)        4,938
     Capital gains distributions received ..............             0             0              0             0
     Realized gain (loss) on shares redeemed ...........       (14,839)       (5,975)         1,157        (1,130)
     Net change in unrealized gain (loss) on investments      (843,917)     (316,034)      (632,732)       99,606
                                                           -----------    ----------    -----------    ----------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................      (862,868)     (325,792)      (637,941)      103,414
                                                           -----------    ----------    -----------    ----------

CONTRACT OWNER TRANSACTIONS
     Contract Owner Net Payments .......................     1,171,352     1,365,491      2,093,826     1,217,996
     Policy Loans ......................................        (2,382)         (100)       (11,408)         (294)
     Policy Loan Repayments and Interest ...............             7             1          1,086           510
     Surrenders, Withdrawals and Death Benefits ........       (10,150)         (605)       (21,129)       (1,777)
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................       637,867     2,494,465      2,664,463     2,994,139
     Withdrawal and Other Charges ......................      (381,262)     (182,428)      (987,561)     (448,151)
                                                           -----------    ----------    -----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................     1,415,432     3,676,824      3,739,277     3,762,423
                                                           -----------    ----------    -----------    ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................       552,564     3,351,032      3,101,336     3,865,837

NET ASSETS:
     Beginning of period ...............................     3,351,032             0      3,865,837             0
                                                           -----------    ----------    -----------    ----------
     End of period .....................................   $ 3,903,596     3,351,032    $ 6,967,173     3,865,837
                                                           ===========    ==========    ===========    ==========

                                                                         SUBACCOUNTS (Continued)
                                                           --------------------------------------------------
                                                                  Dreyfus
                                                                   Midcap                    Dreyfus
                                                                   Stock                    Small Cap
                                                                Portfolio**                Portfolio**
                                                           ---------------------    -------------------------
                                                             2002         2001         2002           2001
                                                           ---------    --------    -----------    ----------
OPERATIONS
     Net investment income (loss) ......................   $    (773)        725    $    (1,066)        2,031
     Capital gains distributions received ..............           0           0              0        67,657
     Realized gain (loss) on shares redeemed ...........       7,668      (1,258)         9,261        25,174
     Net change in unrealized gain (loss) on investments     (31,000)     66,205        (84,960)       77,556
                                                           ---------    --------    -----------    ----------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................     (24,105)     65,672        (76,765)      172,418
                                                           ---------    --------    -----------    ----------

CONTRACT OWNER TRANSACTIONS
     Contract Owner Net Payments .......................     124,729      11,866        450,179         6,622
     Policy Loans ......................................           0           0              0             0
     Policy Loan Repayments and Interest ...............           0           0              0             0
     Surrenders, Withdrawals and Death Benefits ........           0           0              0             0
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................     169,790     585,015        449,510       885,829
     Withdrawal and Other Charges ......................      (4,485)       (616)        (9,575)       (1,115)
                                                           ---------    --------    -----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................     290,034     596,265        890,114       891,336
                                                           ---------    --------    -----------    ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................     265,929     661,937        813,349     1,063,754

NET ASSETS:
     Beginning of period ...............................     661,937           0      1,063,754             0
                                                           ---------    --------    -----------    ----------
     End of period .....................................   $ 927,866     661,937    $ 1,877,103     1,063,754
                                                           =========    ========    ===========    ==========

*     Became available on May 1, 2000 (Note 1)

**    Became available on August 6, 2001 (Note 1)

***   Became available on February 12, 2001 (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A31 THROUGH A41


                                   A25 & A26

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                   (Unaudited)

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ending June 30, 2002, December 31, 2001, and 2000

                                                                                         SUBACCOUNTS
                                                          -----------------------------------------------------------------------
                                                                  Prudential                   Goldman
                                                                 SP Small/Mid                   CORE                 Invesco
                                                                  Cap Value               Small Cap Equity         VIF Utilities
                                                                 Portfolio***                  Fund**                 Fund**
                                                          -------------------------    ---------------------    -----------------
                                                             2002           2001         2002         2001       2002        2001
                                                          -----------    ----------    ---------    --------    -------    ------
OPERATIONS
    Net investment income (loss) ......................   $    (5,250)        6,471    $    (852)        274    $    (3)      (72)
    Capital gains distributions received ..............             0             0            0           0          0       811
    Realized gain (loss) on shares redeemed ...........        13,603          (242)          34          (8)       (75)   (4,328)
    Net change in unrealized gain (loss) on investments       (36,896)       95,964        5,728        (466)      (402)      (40)
                                                          -----------    ----------    ---------    --------    -------    ------

NET  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................       (28,543)      102,193        4,910        (200)      (480)   (3,629)
                                                          -----------    ----------    ---------    --------    -------    ------

CONTRACT OWNER TRANSACTIONS
    Contract Owner Net Payments .......................     1,655,454       757,113        5,966       3,735        166     3,678
    Policy Loans ......................................        (7,200)         (111)           0           0          0         0
    Policy Loan Repayments and Interest ...............           568           177            0           0          0         0
    Surrenders, Withdrawals and Death Benefits ........       (17,381)       (5,656)           0           0          0         0
    Net Transfers From (To) Other Subaccounts
       or Fixed Rate Option ...........................     2,896,934     1,765,472       73,932     813,405        (51)    3,335
    Withdrawal and Other Charges ......................      (780,707)     (308,662)        (442)        (21)       (40)     (131)
                                                          -----------    ----------    ---------    --------    -------    ------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM CONTRACT
    OWNER TRANSACTIONS ................................     3,747,668     2,208,333       79,456     817,119         75     6,882
                                                          -----------    ----------    ---------    --------    -------    ------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............     3,719,125     2,310,526       84,366     816,919       (405)    3,253

NET ASSETS:
    Beginning of period ...............................     2,310,526             0      816,919           0      3,253         0
                                                          -----------    ----------    ---------    --------    -------    ------
    End of period .....................................   $ 6,029,651     2,310,526    $ 901,285     816,919    $ 2,848     3,253
                                                          ===========    ==========    =========    ========    =======    ======

                                                                                  SUBACCOUNTS (Continued)
                                                          -------------------------------------------------------------------------
                                                                                        Prudential                 Janus Aspen
                                                                Invesco VIF          SP INVESCO Small              Aggressive
                                                                Technology            Company Growth            Growth Portfolio-
                                                                  Fund**                Portfolio**             Service Shares**
                                                          ---------------------   ----------------------   ------------------------
                                                            2002         2001        2002         2001        2002          2001
                                                          ---------    --------   -----------   --------   -----------   ----------
OPERATIONS
    Net investment income (loss) ......................   $    (303)       (187)  $    (1,117)      (477)  $    (1,729)      (3,453)
    Capital gains distributions received ..............           0           0             0          0             0            0
    Realized gain (loss) on shares redeemed ...........      13,684       7,484           401     (1,443)     (852,710)      (6,276)
    Net change in unrealized gain (loss) on investments    (156,484)     63,668      (179,532)    37,176       475,786     (693,862)
                                                          ---------    --------   -----------   --------   -----------   ----------

NET  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................    (143,103)     70,965      (180,248)    35,256      (378,653)    (703,591)
                                                          ---------    --------   -----------   --------   -----------   ----------

CONTRACT OWNER TRANSACTIONS
    Contract Owner Net Payments .......................      25,717      32,562       458,890    277,128        14,902      957,932
    Policy Loans ......................................           0           0          (581)    (1,400)            0            0
    Policy Loan Repayments and Interest ...............           0           0            33         12             0            0
    Surrenders, Withdrawals and Death Benefits ........           0           0         7,643       (286)            0            0
    Net Transfers From (To) Other Subaccounts
       or Fixed Rate Option ...........................      74,317     236,793       390,170    507,010        65,698    1,723,509
    Withdrawal and Other Charges ......................      (2,249)     (1,093)     (217,771)  (114,959)      (34,124)     (10,575)
                                                          ---------    --------   -----------   --------   -----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM CONTRACT
    OWNER TRANSACTIONS ................................      97,785     268,262       623,098    667,505        46,476    2,670,866
                                                          ---------    --------   -----------   --------   -----------   ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............     (45,318)    339,227       442,850    702,761      (332,177)   1,967,275

NET ASSETS:
    Beginning of period ...............................     339,227           0       702,761          0     1,967,275            0
                                                          ---------    --------   -----------   --------   -----------   ----------
    End of period .....................................   $ 293,909     339,227   $ 1,145,611    702,761   $ 1,635,098    1,967,275
                                                          =========    ========   ===========   ========   ===========   ==========

                                                           SUBACCOUNTS (Continued)
                                                          -------------------------
                                                                  Janus Aspen
                                                                   Balanced
                                                                  Portfolio-
                                                               Service Shares**
                                                          -------------------------
                                                             2002           2001
                                                          -----------    ----------
OPERATIONS
    Net investment income (loss) ......................   $    32,869         9,981
    Capital gains distributions received ..............             0             0
    Realized gain (loss) on shares redeemed ...........          (136)       (6,902)
    Net change in unrealized gain (loss) on investments      (205,994)       59,420
                                                          -----------    ----------

NET  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................      (173,261)       62,499
                                                          -----------    ----------

CONTRACT OWNER TRANSACTIONS
    Contract Owner Net Payments .......................       124,906        13,900
    Policy Loans ......................................             0             0
    Policy Loan Repayments and Interest ...............             0             0
    Surrenders, Withdrawals and Death Benefits ........        (6,698)            0
    Net Transfers From (To) Other Subaccounts
       or Fixed Rate Option ...........................     2,661,804     1,113,766
    Withdrawal and Other Charges ......................       (12,388)       (2,999)
                                                          -----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM CONTRACT
    OWNER TRANSACTIONS ................................     2,767,624     1,124,667
                                                          -----------    ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............     2,594,363     1,187,166

NET ASSETS:
    Beginning of period ...............................     1,187,166             0
                                                          -----------    ----------
    End of period .....................................   $ 3,781,529     1,187,166
                                                          ===========    ==========

**    Became available on August 6, 2001 (Note 1)

***   Became available on February 12, 2001 (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A31 THROUGH A41


                                   A27 & A28

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                   (Unaudited)

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ending June 30, 2002, December 31, 2001, and 2000

                                                                                SUBACCOUNTS
                                                           -------------------------------------------------
                                                                Oppenheimer               Prudential
                                                               VA Aggressive               SP PIMCO
                                                                  Growth                 Total Return
                                                                  Fund**                  Portfolio**
                                                           -------------------    --------------------------
                                                             2002        2001         2002           2001
                                                           --------    -------    ------------    ----------
OPERATIONS
     Net investment income (loss) ......................   $    206        172    $    120,236        98,179
     Capital gains distributions received ..............          0      3,415               0       132,400
     Realized gain (loss) on shares redeemed ...........     (6,050)    (2,203)          3,403        (5,789)
     Net change in unrealized gain (loss) on investments     (3,687)    (6,945)        135,855       (99,689)
                                                           --------    -------    ------------    ----------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................     (9,531)    (5,561)        259,494       125,101
                                                           --------    -------    ------------    ----------

CONTRACT OWNER TRANSACTIONS
     Contract Owner Net Payments .......................     18,744     13,020       3,417,837        86,469
     Policy Loans ......................................          0          0               0             0
     Policy Loan Repayments and Interest ...............          0          0             405             0
     Surrenders, Withdrawals and Death Benefits ........          0          0          (4,419)            0
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................      5,525     28,739       1,049,665     6,580,204
     Withdrawal and Other Charges ......................       (478)      (321)       (307,823)      (23,364)
                                                           --------    -------    ------------    ----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................     23,791     41,438       4,155,665     6,643,309
                                                           --------    -------    ------------    ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................     14,260     35,877       4,415,159     6,768,410

NET ASSETS:
     Beginning of period ...............................     35,877          0       6,768,410             0
                                                           --------    -------    ------------    ----------
     End of period .....................................   $ 50,137     35,877    $ 11,183,569     6,768,410
                                                           ========    =======    ============    ==========

                                                           ----------------------------------------------------
                                                                  Prudential                Janus Aspen
                                                                   SP PIMCO                International
                                                                  High Yield             Growth Portfolio-
                                                                  Portfolio**             Service Shares**
                                                           -----------------------    -------------------------
                                                              2002          2001         2002           2001
                                                           -----------    --------    -----------    ----------
OPERATIONS
     Net investment income (loss) ......................   $    38,412       6,384    $     6,300         7,318
     Capital gains distributions received ..............             0           0              0             0
     Realized gain (loss) on shares redeemed ...........           (13)        (17)        (6,701)      (47,458)
     Net change in unrealized gain (loss) on investments       (89,418)     (5,301)      (235,139)     (236,688)
                                                           -----------    --------    -----------    ----------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       (51,019)      1,066       (235,540)     (276,828)
                                                           -----------    --------    -----------    ----------

CONTRACT OWNER TRANSACTIONS
     Contract Owner Net Payments .......................       235,399      20,142         26,932       573,739
     Policy Loans ......................................             0           0              0             0
     Policy Loan Repayments and Interest ...............           405           0              0             0
     Surrenders, Withdrawals and Death Benefits ........          (108)          0              0             0
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................       737,114     404,767      1,102,821     1,146,720
     Withdrawal and Other Charges ......................       (62,982)     (5,783)       (36,933)       (6,786)
                                                           -----------    --------    -----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................       909,828     419,126      1,092,820     1,713,673
                                                           -----------    --------    -----------    ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................       858,809     420,192        857,280     1,436,845

NET ASSETS:
     Beginning of period ...............................       420,192           0      1,436,845             0
                                                           -----------    --------    -----------    ----------
     End of period .....................................   $ 1,279,001     420,192    $ 2,294,125     1,436,845
                                                           ===========    ========    ===========    ==========

**    Became available on August 6, 2001 (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A31 THROUGH A41


                                   A29 & A30

                        NOTES TO FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                  June 30, 2002

Note 1: General

      Pruco Life Variable Universal Account (the "Account") was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from purchases of Pruselect I, Pruselect II, Pruselect III, Survivorship Variable Universal Life ("SVUL") and Pruco Life PruLife Custom Premier ("VUL") contracts are invested in the Account.

      The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The account is a funding vehicle for individual variable life insurance contracts. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds. Investment options vary by contract. Options available to the Pruselect III contracts which invest in a corresponding portifolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yeild Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Global Portfolio, Jennison Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid Cap Value Portfolio, Prudential SP INVESCO Small Company Growth Porfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid Cap Growth Portfolio, SP Conservative Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Growth Asset Allocation Portfolio, SP Aggressive Growth Asset Allocation Poertfolio, SP Deutsche International Equity Portfolio. The options avaiable to the Pruselect III contracts which invest in a corresponding Portfolio of the non-Prudential administered funds are: T. Rowe Price International Stock Portfolio, AIM V.I. Premier Equity Series, Janus Aspen Growth Portfolio, MFS Emerging Growth Portfolio, American Century VP Value Fund, Franklin Templeton Small Cap Fund, American Century VP Income & Growth Fund, Dreyfus Midcap Stock Portfolio, Dreyfus Small Cap Portfolio, Goldman Core Small Cap Equity Fund, INVESCO VIF Utilities Fund, INVESCO VIP Technology Fund, Janus Aspen Aggressive Growth Portfolio - Service Shares, Janus Apen Balanced Portfolio - Service Shares, Oppenheimer VA Aggressive Growth Fund, Janus Apen International Growth Portfolio - Service Shares. These financial statements relate only to the subaccounts available to the Pruselect III contract owners.

      The Series Fund is a diversified open-end management investment company, and is managed by Prudential.


                                      A31

Note 2: Significant Accounting Policies

      The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

      Investments - The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolios, which value their investment securities at fair value.

      Security Transactions - Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.


                                      A32

Note 3: Investment Information for The Pruco Life Variable Universal Account

      The net asset value per share for each portfolio of the Series Fund, or the non-Prudential administered funds, the number of shares (rounded) of each portfolio held by the Account and the aggregate cost of investments in such shares at June 30, 2002 were as follows:

                                              Prudential                    Prudential     Prudential
                               Prudential    Diversified     Prudential      Flexible     Conservative
                              Money Market      Bond          Equity         Managed        Balanced
                               Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                              ------------   ------------   ------------   ------------   ------------

Number of shares (rounded):      8,495,105      8,257,703      2,518,949        269,511      3,311,376
Net asset value per share:    $      10.00   $      10.51   $      18.08   $      13.36   $      12.84
Cost:                         $122,587,844   $ 86,143,459   $ 55,253,252   $  6,765,857   $ 48,444,672

                               Prudential     Prudential
                               High Yield       Stock        Prudential     Prudential
                                  Bond          Index          Value          Global       Jennison
                               Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                              ------------   ------------   ------------   ------------   ------------
Number of shares (rounded):        977,041      5,250,767        621,585        575,904        883,453
Net asset value per share:    $       4.64   $      27.24   $      16.00   $      13.07   $      15.08
Cost:                         $  7,318,917   $146,929,487   $ 12,236,130   $ 16,017,788   $ 14,989,556

                              T. Rowe Price                       Janus          MFS           American
                              International      AIM V.I.         Aspen        Emerging        Century
                                  Stock       Premier Equity      Growth        Growth         VP Value
                                Portfolio         Series        Portfolio      Portfolio         Fund
                              -------------   --------------   ------------   ------------   ------------
Number of shares (rounded):         263,723           88,099        263,250        257,833        581,863
Net asset value per share:    $       11.01   $        18.40   $      16.78   $      13.71   $       6.73
Cost:                         $   3,732,039   $    1,809,453   $  5,595,598   $  5,412,832   $  2,001,801

                                Franklin        American          Prudential       Prudential      Dreyfus
                                Templeton      Century VP         SP Alliance       SP Davis        Midcap
                                Small Cap    Income & Growth   Large Cap Growth      Value          Stock
                                  Fund            Fund             Portfolio       Portfolio      Portfolio
                              ------------   ---------------   ----------------   ------------   ------------
Number of shares (rounded):        240,922           401,145            670,721        850,693         67,826
Net asset value per share:    $      14.67   $          5.74   $           5.82   $       8.19   $      13.68
Cost:                         $  3,498,736   $       251,489   $      3,667,066   $  3,766,231   $    595,732


                                      A33

Note 3: Investment Information for The Pruco Life Variable Universal Account (Continued)

                                              Prudential        Goldman
                                Dreyfus      SP Small/Mid         CORE           Invesco        Invesco VIF
                               Small Cap      Cap Value     Small Cap Equity   VIF Utilities    Technology
                               Portfolio      Portfolio           Fund             Fund            Fund
                              ------------   ------------   ----------------   -------------   ------------
Number of shares (rounded):         55,031        516,237             82,159             239         29,042
Net asset value per share:    $      34.11   $      11.68   $          10.97   $       11.93   $      10.12
Cost:                         $    986,198   $  2,214,562   $        817,385   $       3,293   $    275,559

                                 Prudential        Janus Aspen        Janus Aspen      Oppenheimer     Prudential
                              SP INVESCO Small      Aggressive          Balanced      VA Aggressive   SP PIMCO
                               Company Growth    Growth Portfolio-     Portfolio-        Growth       Total Return
                                  Portfolio       Service Shares     Service Shares       Fund         Portfolio
                              ----------------   -----------------   --------------   -------------   ------------
Number of shares (rounded):            201,338              93,274          169,423           1,498      1,026,015
Net asset value per share:    $           5.69   $           17.53   $        22.32   $       33.46   $      10.90
Cost:                         $        665,585   $       2,661,137   $    1,127,746   $      42,822   $  6,868,099

                               Prudential       Janus Aspen
                                SP PIMCO       International
                               High Yield    Growth Portfolio-
                               Portfolio      Service Shares
                              ------------   -----------------
Number of shares (rounded):        139,022             112,512
Net asset value per share:    $       9.20   $           20.39
Cost:                         $    425,493   $       2,765,952


                                      A34

Note 4: Charges and Expenses

      A. Mortality Risk and Expense Risk Charges

      The mortality risk and expense risk charges, at an effective annual rate of up to 0.90% for Pruselect I, Pruselect II and SVUL contracts, 0.50% for Pruselect III contracts, and 0.45% for VUL contracts are applied daily against the net assets held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on Pruselect I and Pruselect II contracts, but reserves the right to make the full 0.90% charge. Pruco Life intends to charge only 0.20% on Pruselect III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life intends to charge only 0.25% but reserves the right to charge 0.45%.

      B. Partial Withdrawal Charge

      A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a Pruselect I or Pruselect II and Pruselect III, SVUL or VUL contracts respectively.

      C. Cost of Insurance and Other Related Charges

      Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract.

Note 5: Taxes

      Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                      A35

Note 6: Unit Activity

      Transactions in units (including transfers among subaccounts) for the periods ending June 30, 2002, December 31, 2001 and 2000 were as follows:

                                                                         SUBACCOUNTS
                                ---------------------------------------------------------------------------------------------
                                                 Prudential                                     Prudential
                                                Money Market                                 Diversified Bond
                                                  Portfolio                                      Portfolio
                                ---------------------------------------------   ---------------------------------------------
                                     2002            2001            2000            2002            2001            2000
                                ---------------------------------------------   ---------------------------------------------
Contract Owner Contributions:     48,437,873     201,020,745      64,085,060       5,761,887      28,992,546       8,172,817
Contract Owner Redemptions :     (66,470,587)   (149,322,377)    (46,189,540)     (4,956,741)    (10,888,967)     (4,232,367)

                                                                   SUBACCOUNTS (Continued)
                                ---------------------------------------------------------------------------------------------
                                                  Prudential                                      Prudential
                                                   Equity                                      Flexible Managed
                                                  Portfolio                                       Portfolio
                                ---------------------------------------------   ---------------------------------------------
                                     2002            2001            2000            2002            2001            2000
                                ---------------------------------------------   ---------------------------------------------
Contract Owner Contributions:     10,255,863      18,857,483       8,421,103         775,882       4,412,960         874,616
Contract Owner Redemptions :      (4,062,538)    (11,472,728)     (6,532,966)     (1,227,478)     (4,571,090)       (650,643)

                                                                   SUBACCOUNTS (Continued)
                                ---------------------------------------------------------------------------------------------
                                                  Prudential                                      Prudential
                                            Conservative Balanced                              High Yield Bond
                                                  Portfolio                                       Portfolio
                                ---------------------------------------------   ---------------------------------------------
                                     2002            2001            2000            2002            2001            2000
                                ---------------------------------------------   ---------------------------------------------
Contract Owner Contributions:      2,592,071       6,593,937       5,851,301       1,078,310       4,646,011         876,102
Contract Owner Redemptions :      (1,676,497)     (6,864,406)     (5,759,276)     (1,994,924)       (915,622)       (544,754)

                                                                   SUBACCOUNTS (Continued)
                                ---------------------------------------------------------------------------------------------
                                                  Prudential                                      Prudential
                                                 Stock Index                                        Value
                                                  Portfolio                                       Portfolio
                                ---------------------------------------------   ---------------------------------------------
                                     2002            2001            2000            2002            2001            2000
                                ---------------------------------------------   ---------------------------------------------
Contract Owner Contributions:     17,136,821      56,662,029      21,332,741      19,871,306       2,659,711       9,681,462
Contract Owner Redemptions :      (9,073,431)    (42,082,512)     (7,355,825)     (1,215,621)     (1,161,696)     (8,313,964)

                                                                   SUBACCOUNTS (Continued)
                                ---------------------------------------------------------------------------------------------
                                                 Prudential
                                                   Global                                         Jennison
                                                  Portfolio                                       Portfolio
                                ---------------------------------------------   ---------------------------------------------
                                     2002            2001            2000            2002            2001            2000
                                ---------------------------------------------   ---------------------------------------------
Contract Owner Contributions:      1,574,273      10,194,365       4,333,195      10,505,087      24,922,421       5,213,110
Contract Owner Redemptions :      (4,445,969)    (10,692,096)     (1,762,380)     (6,151,350)    (14,575,194)     (2,401,833)

                                                                   SUBACCOUNTS (Continued)
                                ---------------------------------------------------------------------------------------------
                                               T. Rowe Price                                       AIM V.I.
                                             International Stock                                Premier Equity
                                                  Portfolio                                         Series
                                ---------------------------------------------   ---------------------------------------------
                                     2002            2001            2000            2002            2001            2000
                                ---------------------------------------------   ---------------------------------------------
Contract Owner Contributions:      1,428,175       3,855,361       1,890,017         721,782       2,320,819       1,415,785
Contract Owner Redemptions :      (1,540,303)     (1,007,944)       (454,566)       (192,064)     (1,403,927)       (201,157)


                                                                   SUBACCOUNTS (Continued)
                                ---------------------------------------------------------------------------------------------
                                                    Janus                                            MFS
                                                 Aspen Growth                                  Emerging Growth
                                                  Portfolio                                       Portfolio
                                ---------------------------------------------   ---------------------------------------------
                                     2002            2001            2000            2002            2001            2000
                                ---------------------------------------------   ---------------------------------------------
Contract Owner Contributions:      3,599,992       8,676,230       3,594,277       1,050,805       6,774,262       2,099,061
Contract Owner Redemptions :      (3,181,745)     (3,978,281)     (1,469,767)       (411,261)     (1,991,883)       (631,881)

*     Became available on May 1, 2000 (Note 1)

**    Became available on August 6, 2001 (Note 1)

***   Became available on February 12, 2001 (Note 1)


                                      A36

                                                                   SUBACCOUNTS (Continued)
                                ---------------------------------------------------------------------------------------------
                                                   American                                        Franklin
                                                   Century                                         Templeton
                                                   VP Value                                        Small Cap
                                                     Fund                                            Fund*
                                ---------------------------------------------   ---------------------------------------------
                                     2002            2001            2000            2002            2001            2000
                                ---------------------------------------------   ---------------------------------------------
Contract Owner Contributions:      3,080,957       1,322,051         555,211       1,941,450       6,564,573       2,927,579
Contract Owner Redemptions :      (1,521,957)       (183,940)        (16,568)       (491,393)     (4,555,583)       (303,525)

                                                                   SUBACCOUNTS (Continued)
                                 -------------------------------------------------------------------------------------------
                                           American                       Prudential                      Prudential
                                          Century VP                      SP Alliance                      SP Davis
                                        Income & Growth                Large Cap Growth                     Value
                                            Fund**                       Portfolio***                    Portfolio***
                                 ----------------------------    ----------------------------    ---------------------------
                                     2002            2001            2002            2001            2002            2001
                                 ----------------------------    ----------------------------    ---------------------------
Contract Owner Contributions:      2,895,275         307,243       2,301,255       4,289,622       5,609,544       4,464,606
Contract Owner Redemptions :        (239,421)        (34,053)       (516,670)       (172,067)     (1,533,044)       (352,951)

                                                                   SUBACCOUNTS (Continued)
                                 -------------------------------------------------------------------------------------------
                                           Dreyfus                                                        Prudential
                                           Midcap                          Dreyfus                      SP Small/Mid
                                            Stock                         Small Cap                       Cap Value
                                         Portfolio**                     Portfolio**                     Portfolio***
                                 ----------------------------    ----------------------------    ---------------------------
                                     2002            2001            2002            2001            2002            2001
                                 ----------------------------    ----------------------------    ---------------------------
Contract Owner Contributions:        356,532         730,819       1,927,724       2,598,697       4,431,127       2,441,217
Contract Owner Redemptions :         (65,586)        (30,508)       (224,398)       (518,277)     (1,036,154)       (241,482)

                                                                   SUBACCOUNTS (Continued)
                                 -------------------------------------------------------------------------------------------
                                           Goldman
                                             Core                           Invesco                       Invesco VIF
                                       Small Cap Equity                  VIF Utilities                    Technology
                                            Fund**                           Fund**                         Fund**
                                 ----------------------------    ----------------------------    ---------------------------
                                     2002            2001            2002            2001            2002            2001
                                 ----------------------------    ----------------------------    ---------------------------
Contract Owner Contributions:         73,511         800,750           3,452         298,711         907,698       1,127,653
Contract Owner Redemptions :            (417)            (21)         (3,280)       (293,636)       (594,600)       (140,538)

                                                                   SUBACCOUNTS (Continued)
                                 -------------------------------------------------------------------------------------------
                                         Prudential                      Janus Aspen                     Janus Aspen
                                      SP INVESCO Small                Series Aggressive                Series Balanced
                                       Company Growth                 Growth Portfolio-                   Portfolio-
                                         Portfolio**                   Service Shares**                Service Shares**
                                 ----------------------------    ----------------------------    ---------------------------
                                     2002            2001            2002            2001            2002            2001
                                 ----------------------------    ----------------------------    ---------------------------
Contract Owner Contributions:      1,035,607         865,269       4,015,655       4,305,097       3,053,205       1,499,572
Contract Owner Redemptions :        (315,580)       (127,667)     (3,881,961)        (30,577)       (140,919)       (232,655)

                                                                   SUBACCOUNTS (Continued)
                                 -------------------------------------------------------------------------------------------
                                         Oppenheimer                     Prudential                      Prudential
                                        VA Aggressive                     SP PIMCO                        SP PIMCO
                                            Growth                      Total Return                     High Yield
                                            Fund**                       Portfolio**                     Portfolio**
                                 ----------------------------    ----------------------------    ---------------------------
                                     2002            2001            2002            2001            2002            2001
                                 ----------------------------    ----------------------------    ---------------------------
Contract Owner Contributions:         47,553          79,204         512,596       6,518,187         964,942         417,089
Contract Owner Redemptions :          (1,926)        (13,275)     (1,700,687)       (459,339)        (97,585)         (4,183)

                                   SUBACCOUNTS (Continued)
                                 ---------------------------
                                         Janus Aspen
                                        International
                                      Growth Portfolio-
                                       Service Shares**
                                 ---------------------------
                                     2002           2001
                                 ---------------------------
Contract Owner Contributions:      1,801,735       2,660,792
Contract Owner Redemptions :         (80,486)       (560,242)

**    Became available on August 6, 2001 (Note 1)

***   Became available on February 12, 2001 (Note 1)


                                      A37

Note 7: Purchases and Sales of Investments

      The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the period ending June 30, 2002 were as follows:

                                    Prudential                      Prudential
                    Prudential     Diversified      Prudential      Flexible
                   Money Market       Bond           Equity          Managed
                    Portfolio       Portfolio       Portfolio       Portfolio
                   ------------    ------------    ------------    ------------
Purchases ......   $ 29,016,225    $  6,121,763    $ 11,194,529    $  1,100,683
Sales: .........   $(67,361,501)   $ (7,217,350)   $ (5,507,534)   $ (3,155,234)

                    Prudential      Prudential      Prudential
                   Conservative     High Yield        Stock         Prudential
                     Balanced         Bond            Index           Value
                    Portfolio       Portfolio       Portfolio       Portfolio
                   ------------    ------------    ------------    ------------
Purchases ......   $  4,507,260    $    804,482    $ 24,453,062    $  1,348,810
Sales: .........   $ (3,445,688)   $ (2,316,290)   $ (9,696,378)   $ (1,389,236)

                                                   T. Rowe Price
                    Prudential                     International     AIM V.I.
                      Global        Jennison          Stock       Premier Equity
                    Portfolio       Portfolio       Portfolio         Series
                   ------------    ------------    -------------  -------------
Purchases ......   $  1,210,755    $  7,306,412    $  1,016,515    $    465,669
Sales: .........   $ (4,747,563)   $ (4,407,103)   $ (1,207,414)   $    (91,017)

                      Janus            MFS           American         Franklin
                      Aspen         Emerging         Century         Templeton
                     Growth          Growth          VP Value        Small Cap
                    Portfolio       Portfolio          Fund            Fund*
                   ------------    ------------    ------------    ------------
Purchases ......   $  2,291,763    $    581,136    $  3,676,314    $  1,252,994
Sales: .........   $ (2,026,292)   $   (186,031)   $ (1,919,891)   $   (301,638)

*     Became available on May 1, 2000 (Note 1)

**    Became available on August 6, 2001 (Note 1)

***   Became available on February 12, 2001 (Note 1)


                                      A38

                      American        Prudential      Prudential     Dreyfus
                     Century VP      SP Alliance       SP Davis       Midcap
                  Income & Growth  Large Cap Growth     Value         Stock
                      Fund**         Portfolio***    Portfolio***  Portfolio**
                  ---------------  ----------------  ------------  ------------
Purchases ......   $  2,454,631      $  1,524,265    $  4,059,356  $    353,397
Sales: .........   $   (201,123)     $   (112,945)   $   (327,118) $    (64,151)

                                    Prudential       Goldman
                     Dreyfus       SP Small/Mid        Core          Invesco
                    Small Cap       Cap Value    Small Cap Equity  VIF Utilities
                   Portfolio**     Portfolio***       Fund**          Fund**
                   ------------    ------------  ----------------  -------------
Purchases ......   $    985,037    $  3,982,116    $     79,681    $      2,109
Sales: .........   $    (96,422)   $   (239,699)   $     (1,077)   $     (2,036)

                              Prudential        Janus Aspen        Janus Aspen
              Invesco VIF  SP INVESCO Small     Aggressive          Balanced
              Technology   Company Growth    Growth Portfolio-     Portfolio-
                Fund**       Portfolio**     Service Shares**   Service Shares**
             ------------  ----------------  -----------------  ----------------
Purchases .  $    276,515   $    696,222       $  1,595,064       $  2,889,014
Sales: ....  $   (179,034)  $    (74,242)      $ (1,550,316)      $   (123,768)

                    Oppenheimer    Prudential     Prudential      Janus Aspen
                   VA Aggressive    SP Pimco       SP Pimco      International
                      Growth      Total Return    High Yield   Growth Portfolio-
                      Fund**       Portfolio**    Portfolio**  Service Shares**
                   -------------  ------------   ------------  -----------------
Purchases ......   $     87,629   $  5,754,523   $    961,021    $  1,140,265
Sales: .........   $    (63,885)  $ (1,608,457)  $    (52,065)   $    (49,553)

**    Became available on August 6, 2001 (Note 1)

***   Became available on February 12, 2001 (Note 1)


                                      A39

Note 8: Related Party Footnote

      Prudential and it's affiliates performs various services on behalf of the mutual fund company and administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

Note 9: Financial Highlights

      Pruco Life sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

      The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options as discussed in note 4.

                                                                     At June 30, 2002
                                                       --------------------------------------------
                                                       Units        Unit Fair Value       Net Assets
                                                       (000s)   Lowest     -    Highest     (000s)
                                                       --------------------------------------------
Prudential Money Market Portfolio                      65,638   $1.03577   To   $1.75875   $ 84,951
Prudential Diversified Bond Portfolio                  45,074   $1.04895   To   $2.38874   $ 86,788
Prudential Equity Portfolio                            27,035   $0.82044   To   $3.09837   $ 45,543
Prudential Flexible Managed Portfolio                   2,827   $0.85752   To   $2.49120   $  3,601
Prudential Conservative Portfolio                      20,762   $0.90653   To   $2.32738   $ 42,519
Prudential Value Portfolio                              7,038   $1.02800   To   $3.45667   $  9,946
Prudential High Yield Bond Portfolio                    4,321   $0.89504   To   $1.99645   $  4,533
Prudential Stock Index Portfolio                       79,513   $0.69575   To   $3.33031   $143,031
Prudential Global Portfolio                             7,822   $0.58389   To   $1.49252   $  7,527
Jennison Portfolio                                     19,411   $0.52378   To   $1.94328   $ 13,322
T. Rowe International Stock Portfolio                   4,185   $0.64111   To   $0.78907   $  2,904
AIM V.I. Premier Equity Series                          2,742   $0.56766   To   $0.68198   $  1,621
Janus Growth Portfolio                                  7,258   $0.52485   To   $0.68810   $  4,417
MFS Emerging Growth Portfolio                           6,892   $0.41427   To   $0.66098   $  3,535
American Century Value Fund                             3,233   $1.11360   To   $1.28515   $  3,916
Franklin Templeton Small Cap Fund                       6,083   $0.57850   To   $0.58667   $  3,534
American Century VP Income and Growth Portfolio         2,928   $0.78630   To   $0.78630   $  2,303
Prudential SP Alliance Large Cap Growth Portfolio       5,902   $0.61778   To   $0.76675   $  3,904
Prudential SP Davis Value Portfolio                     8,188   $0.84965   To   $0.87496   $  6,967
Dreyfus Midcap Stock Portfolio                            991   $0.93604   To   $0.93604   $    928
Dreyfus Small Cap Portfolio                             3,784   $0.49611   To   $0.49611   $  1,877
Prudential SP Small/Mid Cap Value Portfolio             5,596   $0.99309   To   $1.19634   $  6,030
Goldman Core Small Cap Equity Portfolio                   874   $1.03144   To   $1.03144   $    901
Invseco VIF - Utilities Fund                                5   $0.55092   To   $0.55092   $      3
Invesco VIF - Technology Fund                           1,300   $0.22607   To   $0.22607   $    294
Prudential SP INVESCO Small Company Growth Portfolio    1,458   $0.57943   To   $0.80178   $  1,146
Janus Aspen Aggressive Growth - Service Shares          4,408   $0.37094   To   $0.37094   $  1,635
Janus Aspen Balanced - Service Shares                   4,179   $0.90486   To   $0.90486   $  3,782
Oppenheimer Aggressive Growth Fund/VA Portfolio           111   $0.44969   To   $0.44969   $     50
Prudential SP PIMCO Total Return Portfolio              9,871   $1.05337   To   $1.15606   $ 11,184
Prudential SP PIMCO High Yield  Portfolio               1,281   $0.97644   To   $1.02415   $  1,279
Janus International Growth - Service Shares             3,822   $0.60027   To   $0.60027   $  2,294

                                                                    For the period ending June 30, 2002
                                                       ----------------------------------------------------------
                                                        Investment      Expense Ratio          Total Return
                                                       Income Ratio  Lowest   To  Highest  Lowest   To    Highest
                                                       ----------------------------------------------------------
Prudential Money Market Portfolio                          0.81%      0.20%   To   0.90%     0.36%  To     0.69%
Prudential Diversified Bond Portfolio                      8.95%      0.20%   To   0.90%     1.00%  To     1.33%
Prudential Equity Portfolio                                0.02%      0.20%   To   0.90%   -12.13%  To   -11.83%
Prudential Flexible Managed Portfolio                      2.02%      0.20%   To   0.90%    -7.52%  To    -7.20%
Prudential Conservative Portfolio                          0.26%      0.20%   To   0.90%    -6.39%  To    -6.07%
Prudential Value Portfolio                                 0.01%      0.20%   To   0.90%   -11.04%  To   -10.74%
Prudential High Yield Bond Portfolio                      11.17%      0.20%   To   0.90%    -2.58%  To    -2.28%
Prudential Stock Index Portfolio                           0.09%      0.20%   To   0.90%   -13.64%  To   -13.35%
Prudential Global Portfolio                                0.79%      0.20%   To   0.90%   -14.10%  To   -13.81%
Jennison Portfolio                                         0.01%      0.20%   To   0.90%   -19.14%  To   -18.86%
T. Rowe International Stock Portfolio                      0.00%      0.20%   To   0.90%    -4.43%  To    -4.10%
AIM V.I. Premier Equity Series                             0.00%      0.20%   To   0.90%   -21.55%  To   -21.28%
Janus Growth Portfolio                                     0.00%      0.20%   To   0.90%   -15.97%  To   -15.68%
MFS Emerging Growth Portfolio                              0.00%      0.20%   To   0.90%   -24.08%  To   -23.82%
American Century Value Fund                                6.00%      0.20%   To   0.90%    -4.34%  To    -4.00%
Franklin Templeton Small Cap Fund                          0.23%      0.20%   To   0.90%   -17.98%  To   -17.70%
American Century VP Income and Growth Portfolio            1.07%      0.20%   To   0.20%   -10.37%  To   -10.37%
Prudential SP Alliance Large Cap Growth Portfolio          0.00%      0.20%   To   0.90%   -20.73%  To   -20.46%
Prudential SP Davis Value Portfolio                        0.01%      0.20%   To   0.90%    -9.78%  To    -9.49%
Dreyfus Midcap Stock Portfolio                             0.00%      0.20%   To   0.20%    -0.97%  To    -0.97%
Dreyfus Small Cap Portfolio                                0.03%      0.20%   To   0.20%    -2.97%  To    -2.97%
Prudential SP Small/Mid Cap Value Portfolio                0.00%      0.20%   To   0.90%     2.36%  To     2.71%
Goldman Core Small Cap Equity Portfolio                    0.00%      0.20%   To   0.20%     1.10%  To     1.10%
Invseco VIF - Utilities Fund                               0.00%      0.20%   To   0.20%   -15.35%  To   -15.35%
Invesco VIF - Technology Fund                              0.00%      0.20%   To   0.20%   -34.21%  To   -34.21%
Prudential SP INVESCO Small Company Growth Portfolio       0.00%      0.20%   To   0.90%   -18.37%  To   -18.09%
Janus Aspen Aggressive Growth - Service Shares             0.00%      0.20%   To   0.20%   -19.40%  To   -19.40%
Janus Aspen Balanced - Service Shares                      1.42%      0.20%   To   0.20%    -3.44%  To    -3.44%
Oppenheimer Aggressive Growth Fund/VA Portfolio            0.52%      0.20%   To   0.20%   -17.44%  To   -17.44%
Prudential SP PIMCO Total Return Portfolio                 1.42%      0.20%   To   0.90%     2.62%  To     2.96%
Prudential SP PIMCO High Yield  Portfolio                  5.70%      0.20%   To   0.90%    -3.67%  To    -3.37%
Janus International Growth - Service Shares                0.39%      0.20%   To   0.20%   -12.25%  To   -12.25%


                                      A40

                                                                    At December 31, 2001
                                                       --------------------------------------------
                                                       Units        Unit Fair Value      Net Assets
                                                       (000s)    Lowest   To   Highest     (000s)
                                                       --------------------------------------------
Prudential Money Market Portfolio                      83,554   $1.02864  To   $1.74968   $122,588
Prudential Diversified Bond Portfolio                  44,268   $1.03535  To   $2.36167   $ 86,640
Prudential Equity Portfolio                            20,841   $0.93072  To   $3.52084   $ 45,664
Prudential Flexible Managed Portfolio                   3,278   $0.92720  To   $2.68967   $  5,917
Prudential Conservative Portfolio                      19,846   $0.96841  To   $2.48254   $ 44,118
Prudential Value Portfolio                              7,052   $1.15558  To   $3.88018   $ 11,207
Prudential High Yield Bond Portfolio                    5,237   $0.92692  To   $2.04629   $  6,111
PrudentialStock Index Portfolio                        71,447   $0.80562  To   $3.85057   $149,646
Prudential Global Portfolio                            10,694   $0.67974  To   $1.73500   $ 12,406
Jennison Portfolio                                     15,056   $0.64774  To   $2.39981   $ 13,244
T. Rowe International Stock Portfolio                   4,297   $0.67086  To   $0.82445   $  3,235
AIM V.I. Premier Equity Series                          2,212   $0.72355  To   $0.86806   $  1,659
Janus Growth Portfolio                                  6,840   $0.62457  To   $0.81764   $  4,965
MFS Emerging Growth Portfolio                           6,252   $0.54567  To   $0.86936   $  4,220
American Century Value Fund                             1,677   $1.16236  To   $1.34339   $  2,224
Franklin Templeton Small Cap Fund                       4,633   $0.70289  To   $0.71530   $  3,276
American Century VP Income and Growth Portfolio           273   $0.87732  To   $0.87732   $    240
Prudential SP Alliance Large Cap Growth Portfolio       4,118   $0.77671  To   $0.96725   $  3,351
Prudential SP Davis Value Portfolio                     4,112   $0.93883  To   $0.96984   $  3,866
Dreyfus Midcap Stock Portfolio                            700   $0.94518  To   $0.94518   $    662
Dreyfus Small Cap Portfolio                             2,081   $0.51129  To   $0.51129   $  1,064
Prudential SP Small/Mid Cap Value Portfolio             2,201   $0.97015  To   $1.16476   $  2,311
Goldman Core Small Cap Equity Portfolio                   801   $1.02020  To   $1.02020   $    817
INVESCO VIF - Utilities Fund                                5   $0.65084  To   $0.65084   $      3
INVESCO VIF - Technology Fund                             987   $0.34362  To   $0.34362   $    339
Prudential SP INVESCO Small Company Growth Portfolio      738   $0.70738  To   $0.97681   $    703
Janus Aspen Aggressive Growth - Service Shares          4,274   $0.46024  To   $0.46024   $  1,967
Janus Aspen Balanced - Service Shares                   1,267   $0.93705  To   $0.93705   $  1,187
Oppenheimer Aggressive Growth Fund/VA Portfolio            66   $0.54468  To   $0.54468   $     36
Prudential SP PIMCO Total Return Portfolio              6,059   $1.02645  To   $1.12277   $  6,768
Prudential SP PIMCO High Yield  Portfolio                 413   $1.01365  To   $1.05986   $    420
Janus International Growth - Service Shares             2,100   $0.68406  To   $0.68406   $  1,437

                                                                    For the year ended December 31, 2001
                                                       -------------------------------------------------------------
                                                       Investment*   Expense Ratio Lowest -   Total Return Lowest To
                                                       Income Ratio         Highest                   Highest
                                                       -------------------------------------------------------------
Prudential Money Market Portfolio                             3.67%   0.20%   To   0.90%        3.17%  To      3.48%
Prudential Diversified Bond Portfolio                         6.33%   0.20%   To   0.90%        6.02%  To      6.34%
Prudential Equity Portfolio                                   0.85%   0.20%   To   0.90%      -11.97%  To    -11.71%
Prudential Flexible Managed Portfolio                         3.47%   0.20%   To   0.90%       -6.52%  To     -6.24%
Prudential Conservative Portfolio                             3.38%   0.20%   To   0.90%       -2.88%  To     -2.60%
Prudential Value Portfolio                                    1.60%   0.20%   To   0.90%       -2.95%  To     -2.65%
Prudential High Yield Bond Portfolio                         12.82%   0.20%   To   0.90%       -1.30%  To     -1.03%
PrudentialStock Index Portfolio                               0.93%   0.20%   To   0.90%      -12.83%  To    -12.57%
Prudential Global Portfolio                                   0.33%   0.20%   To   0.90%      -18.34%  To    -18.10%
Jennison Portfolio                                            0.17%   0.20%   To   0.90%      -18.97%  To    -18.74%
T. Rowe International Stock Portfolio                         3.07%   0.20%   To   0.90%      -22.91%  To    -22.67%
AIM V.I. Premier Equity Series                                0.15%   0.20%   To   0.90%      -13.33%  To    -13.07%
Janus Growth Portfolio                                        0.07%   0.20%   To   0.90%      -25.41%  To    -25.18%
MFS Emerging Growth Portfolio                                 0.00%   0.20%   To   0.90%      -34.07%  To    -33.88%
American Century Value Fund                                   0.65%   0.20%   To   0.90%       11.83%  To     12.16%
Franklin Templeton Small Cap Fund                             0.43%   0.20%   To   0.90%      -16.00%  To    -16.00%
American Century VP Income and Growth Portfolio               0.57%   0.20%   To   0.20%       -4.81%  To     -4.81%
Prudential SP Alliance Large Cap Growth Portfolio             0.04%   0.20%   To   0.90%       -8.20%  To     -8.20%
Prudential SP Davis Value Portfolio                           0.62%   0.20%   To   0.90%       -6.12%  To     -6.12%
Dreyfus Midcap Stock Portfolio                                0.64%   0.20%   To   0.20%       -1.79%  To     -1.79%
Dreyfus Small Cap Portfolio                                   0.82%   0.20%   To   0.20%       -1.53%  To     -1.53%
Prudential SP Small/Mid Cap Value Portfolio                   1.11%   0.20%   To   0.90%        3.84%  To      3.84%
Goldman Core Small Cap Equity Portfolio                       0.80%   0.20%   To   0.20%       -0.64%  To     -0.64%
INVESCO VIF - Utilities Fund                                  0.00%   0.20%   To   0.20%      -19.16%  To    -19.16%
INVESCO VIF - Technology Fund                                 0.00%   0.20%   To   0.20%      -20.24%  To    -20.24%
Prudential SP INVESCO Small Company Growth Portfolio          0.00%   0.20%   To   0.90%       -1.90%  To     -1.90%
Janus Aspen Aggressive Growth - Service Shares                0.00%   0.20%   To   0.20%      -17.80%  To    -17.80%
Janus Aspen Balanced - Service Shares                         3.22%   0.20%   To   0.20%       -1.48%  To     -1.48%
Oppenheimer Aggressive Growth Fund/VA Portfolio               0.92%   0.20%   To   0.20%       -5.98%  To     -5.98%
Prudential SP PIMCO Total Return Portfolio                    4.02%   0.20%   To   0.90%        5.25%  To      5.25%
Prudential SP PIMCO High Yield  Portfolio                     5.34%   0.20%   To   0.90%        3.35%  To      3.35%
Janus International Growth - Service Shares                   0.79%   0.20%   To   0.20%       -9.43%  To     -9.43%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investments options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the periods ending June 30, 2002 and December 31, 2001 or from the effective date of the subaccount through the end of the reporting periods. Investment options with a date notation indicate the effective date of the investment option in the account. Product designs within a subaccount with an effective date later than the beginning of the period were excluded from the range of total returns.


                                      A41

Note: 10 Subsequest Events

      Beginning May 1, 2002 the following eight additional subaccounts will become available to Pruselect III contract owners : SP Balanced Asset Allocation Portfolio, SP Growth Asset Allocation Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportinities Portfolio, SP MFS Mid-Cap Growth Portfolio, and the SP Deutsche International Equity Portfolio. As of 5/02/2002, The AIM V.I. Value Fund has changed name to AIM V.I. Premier Equity Fund.


                                      A42

                            FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2001

                                                                                     SUBACCOUNTS
                                                            ----------------------------------------------------------
                                                              Prudential      Prudential                    Prudential
                                                                Money        Diversified    Prudential      Flexible
                                                                Market           Bond         Equity         Managed
                                                              Portfolio       Portfolio     Portfolio       Portfolio
                                                            ------------    ------------   ------------    -----------
ASSETS
 Investment in The Prudential Series Fund, Inc. Portfolios
   and non-Prudential administered funds, at net asset
   value [Note 3].........................................  $122,587,844    $ 86,639,514   $ 45,664,178    $ 5,917,049
                                                            ------------    ------------   ------------    -----------
 Net Assets...............................................  $122,587,844    $ 86,639,514   $ 45,664,178    $ 5,917,049
                                                            ============    ============   ============    ===========

NET ASSETS, representing:
 Accumulation units [Note 9]..............................  $122,587,844    $ 86,639,514   $ 45,664,178    $ 5,917,049
                                                            ------------    ------------   ------------    -----------
                                                            $122,587,844    $ 86,639,514   $ 45,664,178    $ 5,917,049
                                                            ============    ============   ============    ===========
 Units outstanding........................................    83,554,112      44,267,729     20,840,666      3,278,223
                                                            ============    ============   ============    ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A43

                                         SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------
  Prudential   Prudential    Prudential                                             T. Rowe Price
 Conservative  High Yield      Stock      Prudential    Prudential    Prudential    International
   Balanced      Bond          Index        Value         Global      Jennison         Stock
  Portfolio    Portfolio     Portfolio    Portfolio      Portfolio    Portfolio       Portfolio
------------  -----------  ------------  ------------  ------------  ------------    -----------
$ 44,117,963  $ 6,111,033  $149,645,901  $ 11,207,331  $ 12,405,505  $ 13,244,326    $ 3,235,388
------------  -----------  ------------  ------------  ------------  ------------    -----------
$ 44,117,963  $ 6,111,033  $149,645,901  $ 11,207,331  $ 12,405,505  $ 13,244,326    $ 3,235,388
============  ===========  ============  ============  ============  ============    ===========

$ 44,117,963  $ 6,111,033  $149,645,901  $ 11,207,331  $ 12,405,505  $ 13,244,326    $ 3,235,388
------------  -----------  ------------  ------------  ------------  ------------    -----------
$ 44,117,963  $ 6,111,033  $149,645,901  $ 11,207,331  $ 12,405,505  $ 13,244,326    $ 3,235,388
============  ===========  ============  ============  ============  ============    ===========
  19,845,628    5,236,654    71,447,421     7,051,808    10,693,686    15,056,484      4,297,194
============  ===========  ============  ============  ============  ============    ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A44

                            FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2001

                                                                                  SUBACCOUNTS
                                                           ---------------------------------------------------------
                                                                                            MFS           American
                                                             AIM V.I.    Janus Aspen      Emerging        Century
                                                              Value        Growth       Growth Series     VP Value
                                                              Fund        Portfolio       Portfolio         Fund
                                                           ------------  ------------   -------------   ------------
ASSETS
 Investment in The Prudential Series Fund, Inc. Portfolios
   and non-Prudential administered funds, at net asset
   value [Note 3]........................................  $  1,658,542  $  4,965,264   $   4,220,081   $  2,224,167
                                                           ------------  ------------   -------------   ------------
 Net Assets..............................................  $  1,658,542  $  4,965,264   $   4,220,081   $  2,224,167
                                                           ============  ============   =============   ============

NET ASSETS, representing:
 Accumulation units [Note 9].............................  $  1,658,542  $  4,965,264   $   4,220,081   $  2,224,167
                                                           ------------  ------------   -------------   ------------
                                                           $  1,658,542  $  4,965,264   $   4,220,081   $  2,224,167
                                                           ============  ============   =============   ============
 Units outstanding.......................................     2,211,717     6,839,788       6,252,221      1,676,753
                                                           ============  ============   =============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A45

                                              SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------
  Franklin        American          Prudential     Prudential      Dreyfus                     Prudential
 Templeton       Century VP        SP Alliance      SP Davis        Midcap        Dreyfus     SP Small/Mid
 Small Cap     Income & Growth   Large Cap Growth    Value          Stock        Small Cap      Cap Value
   Fund             Fund            Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
------------     ----------        ------------   ------------   -----------   ------------   ------------
$  3,275,601     $  239,670        $  3,351,032   $  3,865,837   $   661,937   $  1,063,754   $  2,310,526
------------     ----------        ------------   ------------   -----------   ------------   ------------
$  3,275,601     $  239,670        $  3,351,032   $  3,865,837   $   661,937   $  1,063,754   $  2,310,526
============     ==========        ============   ============   ===========   ============   ============

$  3,275,601     $  239,670        $  3,351,032   $  3,865,837   $   661,937   $  1,063,754   $  2,310,526
------------     ----------        ------------   ------------   -----------   ------------   ------------
$  3,275,601     $  239,670        $  3,351,032   $  3,865,837   $   661,937   $  1,063,754   $  2,310,526
============     ==========        ============   ============   ===========   ============   ============
   4,633,047        273,184           4,117,695      4,111,577       700,329      2,080,530      2,200,948
============     ==========        ============   ============   ===========   ============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A46

                            FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2001
                                                                                              SUBACCOUNTS
                                                                    -----------------------------------------------------------
                                                                       Goldman                                     Prudential
                                                                       VIT Core        INVESCO     INVESCO VIF  SP INVESCO Small
                                                                      Small Cap     VIF Utilities   Technology   Company Growth
                                                                        Fund            Fund           Fund        Portfolio
                                                                    -------------  --------------  ------------ ---------------
ASSETS
 Investment in The Prudential Series Fund, Inc. Portfolios
   and non-Prudential administered funds, at net asset
   value [Note 3]..............................................     $     816,919  $        3,253  $    339,227  $      702,761
                                                                    -------------  --------------  ------------  --------------
Net Assets.....................................................     $     816,919  $        3,253  $    339,227  $      702,761
                                                                    =============  -=============  ============  -=============

NET ASSETS, representing:
 Accumulation units [Note 9]...................................     $     816,919  $        3,253  $    339,227  $      702,761
                                                                    -------------  --------------  ------------  --------------
                                                                    $     816,919  $        3,253  $    339,227  $      702,761
                                                                    =============  -=============  ============  -=============
 Units outstanding.............................................           800,744           4,998       987,216         737,702
                                                                    =============  -=============  ============  -=============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A47

                                      SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------
  Janus Aspen       Janus Aspen       Oppenheimer     Prudential     Prudential      Janus Aspen
  Aggressive          Balanced       VA Aggressive     SP PIMCO       SP PIMCO       International
Growth Portfolio-    Portfolio-         Growth       Total Return    High Yield    Growth Portfolio-
 Service Shares    Service Shares        Fund         Portfolio       Portfolio     Service Shares
 --------------    --------------    ------------    ------------    ----------    ---------------
 $    1,967,275    $    1,187,166    $     35,877    $  6,768,410    $  420,192    $     1,436,845
 --------------    --------------    ------------    ------------    ----------    ---------------
 $    1,967,275    $    1,187,166    $     35,877    $  6,768,410    $  420,192    $     1,436,845
 ==============    ==============    ============    ============    ==========    ===============

 $    1,967,275    $    1,187,166    $     35,877    $  6,768,410    $  420,192    $     1,436,845
 --------------    --------------    ------------    ------------    ----------    ---------------
 $    1,967,275    $    1,187,166    $     35,877    $  6,768,410    $  420,192    $     1,436,845
 ==============    ==============    ============    ============    ==========    ===============
      4,274,455         1,266,919          65,868       6,058,921       412,924          2,100,466
 ==============    ==============    ============    ============    ==========    ===============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A48

                            FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000, and 1999
                                                                                  SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                              Prudential                            Prudential
                                                             Money Market                        Diversified Bond
                                                               Portfolio                            Portfolio
                                               ----------------------------------------  ------------------------------------
                                                   2001          2000           1999         2001        2000         1999
                                               -----------  -------------  ------------  -----------  -----------  ----------
INVESTMENT INCOME
  Dividend income............................  $ 3,402,939  $   1,271,067  $    835,985  $ 4,561,081  $ 2,992,796  $        0
                                               -----------  -------------  ------------  -----------  -----------  ----------

EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk [Note 4A]        501,778        118,314       102,057      398,922      275,864     253,044
                                               -----------  -------------  ------------  -----------  -----------  ----------

NET INVESTMENT INCOME (LOSS).................    2,901,161      1,152,753       733,928    4,162,159    2,716,932    (253,044)
                                               -----------  -------------  ------------  -----------  -----------  ----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Capital gains distributions received........            0              0             0            0        5,872     114,761
 Realized gain (loss) on shares redeemed.....            0              0             0      263,383       23,979     (24,825)
 Net change in unrealized gain (loss) on
  investments................................            0              0             0     (546,043)   1,433,451    (406,752)
                                               -----------   ------------  ------------  -----------  -----------  ----------
NET GAIN (LOSS) ON INVESTMENTS...............            0              0             0     (282,660)   1,463,302    (316,816)
                                               -----------  -------------  ------------  -----------  -----------  ----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS..................................  $ 2,901,161  $   1,152,753  $    733,928  $ 3,879,499  $ 4,180,234  $ (569,860)
                                               ===========  =============  ============  ===========  ===========  ==========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A49

                                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------------
                Prudential                                  Prudential                                  Prudential
                  Equity                                 Flexible Managed                         Conservative Balanced
                 Portfolio                                   Portfolio                                  Portfolio
-----------------------------------------  ----------------------------------------  --------------------------------------------
    2001           2000          1999          2001           2000         1999           2001            2000          1999
------------   ------------  ------------  ------------   ------------  -----------  -------------   -------------   ------------
$    401,031   $    881,331  $    716,887  $    229,791   $    320,218  $     1,508  $   1,508,195   $   1,841,778   $  2,010,476
------------   ------------  ------------  ------------   ------------  -----------  -------------   -------------   ------------

     259,453        268,208       263,130        39,776         53,834      111,448        259,746         298,161        289,895
------------   ------------  ------------  ------------   ------------  -----------  -------------   -------------   ------------

     141,578        613,123       453,757       190,015        266,384     (109,940)     1,248,449       1,543,617      1,720,581
------------   ------------  ------------  ------------   ------------  -----------  -------------   -------------   ------------

   2,383,294      7,809,669     5,076,635        88,324        125,023      382,730        474,656         375,291        270,329
  (2,998,844)      (640,258)    1,953,344      (551,921)       (65,199)    (650,961)      (644,620)       (105,800)       (17,659)

  (5,464,228)    (6,091,333)   (1,836,843)     (303,625)      (540,683)   2,299,575     (2,328,875)     (2,348,399)       959,440
------------   ------------  ------------  ------------   ------------  -----------  -------------   -------------   ------------
  (6,079,778)     1,078,078     5,193,136      (767,222)      (480,859)   2,031,344     (2,498,839)     (2,078,908)     1,212,110
------------   ------------  ------------  ------------   ------------  -----------  -------------   -------------   ------------

$ (5,938,200)  $  1,691,201  $  5,646,893  $   (577,207)  $   (214,475) $ 1,921,404  $  (1,250,390)  $    (535,291)  $  2,932,691
============   ============  ============  ============   ============  ===========  =============   =============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A50

                            FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000, and 1999
                                                                                SUBACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                            Prudential                                    Prudential
                                                         High Yield Bond                                 Stock Index
                                                            Portfolio                                     Portfolio
                                              -------------------------------------  ----------------------------------------------
                                                 2001         2000          1999          2001             2000           1999
                                              ----------   -----------   ----------  --------------   --------------  -------------
INVESTMENT INCOME
 Dividend income............................  $  599,917   $   340,268   $    8,128  $    1,459,743   $    1,798,252  $   1,908,245
                                              ----------   -----------   ----------  --------------   --------------  -------------

EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk [Note 4A]       20,485        16,723       16,950         864,755        1,219,165      1,068,971
                                              ----------   -----------   ----------  --------------   --------------  -------------

NET INVESTMENT INCOME (LOSS)................     579,432       323,545       (8,822)        594,988          579,087        839,274
                                              ----------   -----------   ----------  --------------   --------------  -------------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Capital gains distributions received.......           0             0            0       8,666,848        7,138,260      2,384,852
 Realized gain (loss) on shares redeemed....     (91,177)      (76,032)     (58,390)      3,698,870        6,533,279      5,878,374
 Net change in unrealized gain (loss) on
   investments..............................    (614,989)     (498,772)     181,106     (41,202,806)     (34,812,832)    24,251,918
                                              ----------   -----------   ----------  --------------   --------------  -------------
NET GAIN (LOSS) ON INVESTMENTS..............    (706,166)     (574,804)     122,716     (28,837,088)     (21,141,293)    32,515,144
                                              ----------   -----------   ----------  --------------   --------------  -------------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.................................  $ (126,734)  $  (251,259)  $  113,894  $  (28,242,100)  $  (20,562,206)  $ 33,354,418
                                              ==========   ===========   ==========  ==============   ==============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A51

                                                       SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
               Prudential                                   Prudential
                 Value                                       Global                                 Prudential Jennison
               Portfolio                                    Portfolio                                    Portfolio
---------------------------------------  --------------------------------------------   -------------------------------------------
   2001          2000          1999           2001            2000           1999           2001            2000           1999
-----------  ------------  ------------  -------------   -------------   ------------  -------------   -------------   ------------
$   172,490  $    249,584  $    334,015  $      42,305   $     159,024   $     65,033  $      17,413   $       5,000   $      8,827
-----------  ------------  ------------  -------------   -------------   ------------  -------------   -------------   ------------

     45,072        64,262        87,421         63,225         129,743         93,204         45,024          41,065         28,413
-----------  ------------  ------------  -------------   -------------   ------------  -------------   -------------   ------------

    127,418       185,322       246,594        (20,920)         29,281        (28,171)       (27,611)        (36,065)       (19,586)
-----------  ------------  ------------  -------------   -------------   ------------  -------------   -------------   ------------

  1,015,160       725,037     1,617,066      2,702,689       1,430,049        114,030         80,132       1,146,896        273,783
   (107,721)   (1,114,620)       87,899        709,635         608,912        472,274     (1,624,218)        690,399         65,721

 (1,365,378)      958,713      (246,900)    (5,795,307)     (6,407,573)     6,341,128       (560,158)     (3,264,936)     1,513,045
-----------  ------------  ------------  -------------   -------------   ------------  -------------   -------------   ------------
   (457,939)      569,130     1,458,065     (2,382,983)     (4,368,612)     6,927,432     (2,104,244)     (1,427,641)     1,852,549
-----------  ------------  ------------  -------------   -------------   ------------  -------------   -------------   ------------

$  (330,521) $    754,452  $  1,704,659  $  (2,403,903)  $  (4,339,331)  $  6,899,261  $  (2,131,855)  $  (1,463,706)  $  1,832,963
===========  ============  ============  =============   =============   ============  =============   =============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A52

                           FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000, and 1999

                                                                              SUBACCOUNTS
                                              ------------------------------------------------------------------------
                                                         T. Rowe Price                            AIM
                                                      International Stock                      V.I. Value
                                                          Portfolio*                             Fund*
                                              ----------------------------------   -----------------------------------
                                                 2001        2000        1999         2001         2000        1999
                                              ----------   ---------   ---------   ----------   ----------   ---------
INVESTMENT INCOME
  Dividend income...........................  $   68,182   $   8,160   $      68   $    2,170   $    1,438   $     141
                                              ----------   ---------   ---------   ----------   ----------   ---------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk [Note 4A]      10,107       1,679          33       10,523        1,797          60
                                              ----------   ---------   ---------   ----------   ----------   ---------
NET INVESTMENT INCOME (LOSS)................      58,075       6,481          35       (8,353)        (359)         81
                                              ----------   ---------   ---------   ----------   ----------   ---------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received......           0      39,170         214       32,947       50,111         738
  Realized gain (loss) on shares redeemed...    (111,665)    (28,712)          0     (195,467)      (8,293)        (17)
  Net change in unrealized gain (loss) on
   investments..............................    (430,872)    (69,108)      3,329      (27,959)    (127,845)      4,894
                                              ----------   ---------   ---------   ----------   ----------   ---------
NET GAIN (LOSS) ON INVESTMENTS..............    (542,537)    (58,650)      3,543     (190,479)     (86,027)      5,615
                                              ----------   ---------   ---------   ----------   ----------   ---------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS................................  $ (484,462)  $ (52,169)  $   3,578   $ (198,832)  $  (86,386)  $   5,696
                                              ==========   =========   =========   ==========   ==========   =========

 * Became available on June 7, 1999 (Note 1)
** Became available on November 10, 1999 (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A53

                                                     SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
                                                                MFS                               American
               Janus Aspen                                Emerging Growth                     Century VP Value
            Growth Portfolio*                            Series Portfolio*                          Fund**
------------------------------------------   ------------------------------------------   ---------------------------
    2001           2000           1999           2001           2000           1999           2001            2000
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$      2,398   $     19,398   $         20   $          0   $          0   $          0   $      8,715   $         25
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

      19,587          2,653             30         14,898          2,330              2         10,070            416
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
     (17,189)        16,745            (10)       (14,898)        (2,330)            (2)        (1,355)          (391)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

       5,019         44,267              0        232,245         33,878              0             0              65
    (470,438)       (88,235)           (28)      (466,418)       (37,087)           (29)         5,682            139
    (375,682)      (258,009)         3,357       (976,695)      (216,856)           800        188,905         33,461
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    (841,101)      (301,977)         3,329     (1,210,868)      (220,065)           771        194,587         33,665
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

$   (858,290)  $   (285,232)  $      3,319   $ (1,225,766)  $   (222,395)  $        769   $    193,232   $     33,274
============   ============   ============   ============   ============   ============   ============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A54

                            FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000, and 1999

                                                                               SUBACCOUNTS
                                              -----------------------------------------------------------------------------------
                                                                                   American       Prudential        Prudential
                                                          Franklin                Century VP      SP Alliance        SP Davis
                                                     Templeton Small Cap        Income & Growth Large Cap Growth       Value
                                                           Fund***                  Fund****     Portfolio*****   Portfolio*****
                                              -------------------------------   --------------   --------------   ---------------
                                                   2001              2000            2001             2001             2001
                                              --------------   --------------   --------------   --------------   ---------------
INVESTMENT INCOME
  Dividend income...........................  $       12,697   $            0   $        1,101   $        1,001   $         7,418
                                              --------------   --------------   --------------   --------------   ---------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk [Note 4A]          11,272            1,288              384            4,784             2,480
                                              --------------   --------------   --------------   --------------   ---------------

NET INVESTMENT INCOME (LOSS)................           1,425           (1,288)             717           (3,783)            4,938
                                              --------------   --------------   --------------   --------------   ---------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received......               0                0                0                0                 0
  Realized gain (loss) on shares redeemed...        (803,286)         (31,514)            (945)          (5,975)           (1,130)
  Net change in unrealized gain (loss) on
  investments...............................          60,783         (283,918)         (11,819)        (316,034)           99,606
                                              --------------   --------------   --------------   --------------   ---------------
NET GAIN (LOSS) ON INVESTMENTS..............        (742,503)        (315,432)         (12,764)        (322,009)           98,476
                                              --------------   --------------   --------------   --------------   ---------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..............................    $     (741,078)  $     (316,720)  $      (12,047)  $     (325,792)  $       103,414
                                              ==============   ===============  ==============   ===============  ===============

  *** Became available on May 1, 2000 (Note 1)
 **** Became available on August 6, 2001 (Note 1)
***** Became available on February 12, 2001 (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A55

                                                SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------
   Dreyfus                          Prudential        Goldman                                           Prudential
    Midcap           Dreyfus       SP Small/Mid      VIT Core          INVESCO        INVESCO VIF    SP INVESCO Small
    Stock           Small Cap       Cap Value        Small Cap      VIF Utilities     Technology      Company Growth
Portfolio****    Portfolio****    Portfolio*****      Fund****         Fund****         Fund****       Portfolio****
--------------   --------------   --------------   --------------   --------------   --------------   --------------
      2001            2001             2001             2001            2001              2001             2001
--------------   --------------   --------------   --------------   --------------   --------------   --------------

$        1,041   $        2,665   $        7,960   $          366   $            0   $            0   $            0
--------------   --------------   --------------   --------------   --------------   --------------   --------------

           316              634            1,489               92               72              187              477
--------------   --------------   --------------   --------------   --------------   --------------   --------------
           725            2,031            6,471              274              (72)            (187)            (477)
--------------   --------------   --------------   --------------   --------------   --------------   --------------

             0           67,657                0                0              811                0                0
        (1,258)          25,174             (242)              (8)          (4,328)           7,484           (1,443)

        66,205           77,556           95,964             (466)             (40)          63,668           37,176
--------------   --------------   --------------   --------------   --------------   --------------   --------------
        64,947          170,387           95,722             (474)          (3,557)          71,152           35,733
--------------   --------------   --------------   --------------   --------------   --------------   --------------

$       65,672   $      172,418   $      102,193   $         (200)  $       (3,629)  $       70,965   $       35,256
==============   ==============   ==============   ==============   ==============   ==============   ==============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A56

                            FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000, and 1999

                                                                               SUBACCOUNTS
                                             ---------------------------------------------------------------------------------
                                                Janus Aspen           Janus Aspen          Oppenheimer           Prudential
                                                Aggressive             Balanced           VA Aggressive           SP PIMCO
                                             Growth Portfolio-        Portfolio-              Growth            Total Return
                                             Service Shares****    Service Shares****        Fund****           Portfolio****
                                             -----------------      ----------------     ----------------     ----------------
                                                    2001                 2001                  2001                  2001
                                             -----------------      ----------------     ----------------     ----------------
INVESTMENT INCOME
  Dividend income............................ $              0      $         10,623     $            219     $        103,229
                                              ----------------      ----------------     ----------------     ----------------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk [Note 4A]            3,453                   642                   47                5,050
                                              ----------------      ----------------     ----------------     ----------------
NET INVESTMENT INCOME (LOSS.................            (3,453)                9,981                  172               98,179
                                              ----------------      ----------------     ----------------     ----------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received......                 0                     0                3,415              132,400
  Realized gain (loss) on shares redeemed...            (6,276)               (6,902)              (2,203)              (5,789)
  Net change in unrealized gain (loss) on
    investments.............................          (693,862)               59,420               (6,945)             (99,689)
                                              ----------------      ----------------     ----------------     ----------------
NET GAIN (LOSS) ON INVESTMENTS..............          (700,138)               52,518               (5,733)              26,922
                                              ----------------      ----------------     ----------------     ----------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS................................  $       (703,591)     $         62,499     $         (5,561)    $        125,101
                                              ================      ================     ================     ================

**** Became available on August 6, 2001 (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A57

-----------------------------------------
    Prudential             Janus Aspen
     SP PIMCO             International
    High Yield          Growth Portfolio-
   Portfolio****       Service Shares****
------------------     ------------------
       2001                   2001
------------------     ------------------

$            6,516     $            9,764
------------------     ------------------

               132                  2,446
------------------     ------------------
             6,384                  7,318
------------------     ------------------

                 0                      0
               (17)               (47,458)

            (5,301)              (236,688)
------------------     ------------------
            (5,318)              (284,146)
------------------     ------------------

$            1,066     $         (276,828)
==================     ==================

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A58

                            FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000, and 1999

                                                                                   SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                                            Prudential                                   Prudential
                                                           Money Market                               Diversified Bond
                                                             Portfolio                                    Portfolio
                                            ------------------------------------------  -------------------------------------------
                                                 2001          2000            1999          2001           2000           1999
                                            -------------  -------------  ------------  -------------  -------------  -------------
OPERATIONS
  Net investment income (loss) ...........  $  2,901,161   $  1,152,753   $   733,928   $  4,162,159   $  2,716,932   $   (253,044)
  Capital gains distributions received ...             0              0             0              0          5,872        114,761
  Realized gain (loss) on shares redeemed.             0              0             0        263,383         23,979        (24,825)
  Net change in unrealized gain (loss) on
    investments ..........................             0              0             0       (546,043)     1,433,451       (406,752)
                                            -------------  -------------  ------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............................     2,901,161      1,152,753       733,928      3,879,499      4,180,234       (569,860)
                                            -------------  -------------  ------------  -------------  -------------  -------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ............   123,993,373     44,459,867    14,681,912      3,370,030      4,263,006      4,403,759
  Policy Loans ...........................    (3,829,282)             0             0        (69,456)          (527)          (153)
  Policy Loan Repayments and Interest ....        63,727              0             0          2,652            409            399
  Surrenders, Withdrawals and Death
    Benefits..............................    (6,287,444)      (602,015)     (487,668)    (1,583,378)    (3,637,754)      (525,927)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .....   (35,557,395)   (18,533,813)   (6,419,780)    27,405,118      5,408,010      1,276,029
  Withdrawal and Other Charges ...........    (5,682,290)      (511,219)     (442,288)    (1,286,442)      (546,647)      (461,017)
                                            -------------  -------------  ------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .....................    72,700,689     24,812,820     7,332,176     27,838,524      5,486,497      4,693,090
                                            -------------  -------------  ------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS..................................    75,601,850     25,965,573     8,066,104     31,718,023      9,666,731      4,123,230

NET ASSETS:
  Beginning of period ....................    46,985,994     21,020,421    12,954,317     54,921,491     45,254,760     41,131,530
                                            -------------  -------------  ------------  -------------  -------------  -------------
  End of period ..........................  $122,587,844   $ 46,985,994   $21,020,421   $ 86,639,514   $ 54,921,491   $ 45,254,760
                                            =============  =============  ============  =============  =============  =============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A59

                                                         SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                 Prudential                                   Prudential                                  Prudential
                  Equity                                  Flexible Managed                           Conservative Balanced
                 Portfolio                                   Portfolio                                    Portfolio
------------------------------------------  --------------------------------------------  -----------------------------------------
    2001           2000          1999           2001           2000            1999           2001           2000          1999
------------  -------------  -------------  -------------  -------------  --------------  -------------  ------------  ------------
$   141,578   $    613,123   $    453,757   $    190,015   $    266,384   $    (109,940)  $  1,248,449   $ 1,543,617   $ 1,720,581
  2,383,294      7,809,669      5,076,635         88,324        125,023         382,730        474,656       375,291       270,329
 (2,998,844)      (640,258)     1,953,344       (551,921)       (65,199)       (650,961)      (644,620)     (105,800)      (17,659)

 (5,464,228)    (6,091,333)    (1,836,843)      (303,625)      (540,683)      2,299,575     (2,328,875)   (2,348,399)      959,440
------------  -------------  -------------  -------------  -------------  --------------  -------------  ------------  ------------

 (5,938,200)     1,691,201      5,646,893       (577,207)      (214,475)      1,921,404     (1,250,390)     (535,291)    2,932,691
------------  -------------  -------------  -------------  -------------  --------------  -------------  ------------  ------------

  7,154,068      9,193,270      4,684,781      1,268,252        546,487         641,303      3,320,839     3,499,380     1,545,758
    (68,465)        (1,004)        (6,740)          (757)          (718)           (200)      (478,833)            0             0
      2,633          1,158          1,776            571            765           1,440         12,537             0             0

 (2,656,298)    (2,266,921)    (4,842,312)    (3,301,388)      (443,137)    (22,131,312)    (3,692,776)   (5,864,906)   (2,737,605)

    (65,766)    (4,718,266)    (6,140,793)      (148,083)      (387,303)     (3,703,401)    (1,981,750)      879,974     3,457,685
 (1,065,448)      (529,082)      (570,661)      (122,551)      (110,137)       (167,745)      (726,452)     (656,935)     (630,939)
------------  -------------  -------------  -------------  -------------  --------------  -------------  ------------  ------------

  3,300,724      1,679,155     (6,873,949)    (2,303,956)      (394,043)    (25,359,915)    (3,546,435)   (2,142,487)    1,634,899
------------  -------------  -------------  -------------  -------------  --------------  -------------  ------------  ------------

 (2,637,476)     3,370,356     (1,227,056)    (2,881,163)      (608,518)    (23,438,511)    (4,796,825)   (2,677,778)    4,567,590

 48,301,654     44,931,298     46,158,354      8,798,212      9,406,730      32,845,241     48,914,788    51,592,566    47,024,976
------------  -------------  -------------  -------------  -------------  --------------  -------------  ------------  ------------
$45,664,178   $ 48,301,654   $ 44,931,298   $  5,917,049   $  8,798,212   $   9,406,730   $ 44,117,963   $48,914,788   $51,592,566
============  =============  =============  =============  =============  ==============  =============  ============  ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A60

                            FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000, and 1999

                                                                                   SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                                             Prudential                                 Prudential
                                                          High Yield Bond                               Stock Index
                                                             Portfolio                                   Portfolio
                                            ------------------------------------------  -------------------------------------------
                                                 2001          2000            1999          2001           2000           1999
                                            -------------  -------------  ------------  -------------  -------------  -------------
OPERATIONS
  Net investment income (loss) ...........  $    579,432   $    323,545   $    (8,822)  $    594,988   $    579,087   $    839,274
  Capital gains distributions received ...             0              0             0      8,666,848      7,138,260      2,384,852
  Realized gain (loss) on shares redeemed.       (91,177)       (76,032)      (58,390)     3,698,870      6,533,279      5,878,374
  Net change in unrealized gain (loss) on
    Investments ..........................      (614,989)      (498,772)      181,106    (41,202,806)   (34,812,832)    24,251,918
                                            -------------  -------------  ------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............................      (126,734)      (251,259)      113,894    (28,242,100)   (20,562,206)    33,354,418
                                            -------------  -------------  ------------  -------------  -------------  -------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ............       935,827        250,497       245,021     13,924,175     15,165,260     13,998,881
  Policy Loans ...........................        (9,575)             0             0       (508,123)        (1,602)       (16,721)
  Policy Loan Repayments and Interest ....           626              0             0         15,539          1,607          1,041
  Surrenders, Withdrawals and Death
    Benefits..............................      (163,587)      (477,910)     (307,785)    (5,553,767)   (16,632,045)   (10,598,966)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .....     3,034,824        552,605      (466,171)   (32,720,764)    20,039,370      6,749,174
  Withdrawal and Other Charges ...........      (241,682)       (46,531)      (51,266)    (2,391,386)    (1,794,353)    (1,633,867)
                                            -------------  -------------  ------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .....................     3,556,433        278,661      (580,201)   (27,234,326)    16,778,237      8,499,542
                                            -------------  -------------  ------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS..................................     3,429,699         27,402      (466,307)   (55,476,426)    (3,783,969)    41,853,960

NET ASSETS:
  Beginning of period ....................     2,681,334      2,653,932     3,120,239    205,122,327    208,906,296    167,052,336
                                            -------------  -------------  ------------  -------------  -------------  -------------
  End of period ..........................  $  6,111,033   $  2,681,334   $ 2,653,932   $149,645,901   $205,122,327   $208,906,296
                                            =============  =============  ============  =============  =============  =============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A61

                                                           SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                Prudential                                   Prudential                                    Prudential
                  Value                                        Global                                       Jennison
                Portfolio                                    Portfolio                                     Portfolio
------------------------------------------  --------------------------------------------  -----------------------------------------
     2001          2000          1999           2001           2000            1999            2001          2000          1999
------------  -------------  -------------  -------------  -------------  --------------  -------------  ------------  ------------
$   127,418   $    185,322   $    246,594   $    (20,920)  $     29,281   $     (28,171)  $    (27,611)  $   (36,065)  $   (19,586)
  1,015,160        725,037      1,617,066      2,702,689      1,430,049         114,030         80,132     1,146,896       273,783
   (107,721)    (1,114,620)        87,899        709,635        608,912         472,274     (1,624,218)      690,399        65,721

 (1,365,378)       958,713       (246,900)    (5,795,307)    (6,407,573)      6,341,128       (560,158)   (3,264,936)    1,513,045
------------  -------------  -------------  -------------  -------------  --------------  -------------  ------------  ------------

   (330,521)       754,452      1,704,659     (2,403,903)    (4,339,331)      6,899,261     (2,131,855)   (1,463,706)    1,832,963
------------  -------------  -------------  -------------  -------------  --------------  -------------  ------------  ------------

    697,647        692,081        355,583      1,458,597      3,240,926       2,076,557      5,196,253       629,297       144,235
     (2,878)          (240)       (12,069)      (203,302)             0               0       (379,657)      (51,204)            0
        593            459            139          5,920              0               0         12,519            68             0

   (303,113)    (9,281,673)      (497,594)    (1,480,985)      (361,885)     (1,963,919)    (3,585,279)   (3,809,762)      (13,816)

    771,732      3,930,744     (1,279,058)    (4,760,357)      (713,479)      2,397,693      6,573,878     6,436,466     2,170,749
   (132,730)      (114,552)      (175,220)      (176,338)      (176,007)       (134,514)      (890,967)     (114,674)      (46,761)
------------  -------------  -------------  -------------  -------------  --------------  -------------  ------------  ------------

  1,031,251     (4,773,181)    (1,608,219)    (5,156,465)     1,989,555       2,375,817      6,926,747     3,090,191     2,254,407
------------  -------------  -------------  -------------  -------------  --------------  -------------  ------------  ------------

    700,730     (4,018,729)        96,440     (7,560,368)    (2,349,776)      9,275,078      4,794,892     1,626,485     4,087,370

 10,506,601     14,525,330     14,428,890     19,965,873     22,315,649      13,040,571      8,449,434     6,822,949     2,735,579
------------  -------------  -------------  -------------  -------------  --------------  -------------  ------------  ------------
$11,207,331   $ 10,506,601   $ 14,525,330   $ 12,405,505   $ 19,965,873   $  22,315,649   $ 13,244,326   $ 8,449,434   $ 6,822,949
============  =============  =============  =============  =============  ==============  =============  ============  ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A62

                            FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000, and 1999

                                                                                 SUBACCOUNTS
                                            -------------------------------------------------------------------------------------
                                                          T. Rowe Price                                   AIM V.I.
                                                        International Stock                                Value
                                                            Portfolio*                                     Fund*
                                            -----------------------------------------   -----------------------------------------
                                                2001           2000           1999          2001           2000          1999
                                            ------------   ------------   -----------   ------------   ------------   -----------
OPERATIONS
  Net investment income (loss)............. $     58,075   $      6,481   $        35   $     (8,353)  $       (359)  $        81
  Capital gains distributions received.....            0         39,170           214         32,947         50,111           738
  Realized gain (loss) on shares redeemed..     (111,665)       (28,712)            0       (195,467)        (8,293)          (17)
  Net change in unrealized gain (loss) on
    investments............................     (430,872)       (69,108)        3,329        (27,959)      (127,845)        4,894
                                            ------------   ------------   -----------   ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS...............................     (484,462)       (52,169)        3,578       (198,832)       (86,386)        5,696
                                            ------------   ------------   -----------   ------------   ------------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments..............      410,608         42,318            43        779,266        156,453         3,832
  Policy Loans.............................     (219,254)             0             0         (1,199)        (8,275)            0
  Policy Loan Repayments and Interest......        6,165              0             0             15             11             0
  Surrenders, Withdrawals and Death
    Benefits...............................      (12,138)       (79,363)            0        (34,165)       (39,178)            0
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option.......    2,185,090      1,510,628        15,220          6,358      1,096,265        84,865
  Withdrawal and Other Charges.............      (79,198)       (11,651)          (27)       (94,626)       (11,502)          (56)
                                            ------------   ------------   -----------   ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS.......................    2,291,273      1,461,932        15,236        655,649      1,193,774        88,641
                                            ------------   ------------   -----------   ------------   ------------   -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS...................................    1,806,811      1,409,763        18,814        456,817      1,107,388        94,337

NET ASSETS:
  Beginning of period......................    1,428,577         18,814             0      1,201,725         94,337             0
                                            ------------   ------------   -----------   ------------   ------------   -----------
  End of period............................ $  3,235,388   $  1,428,577   $    18,814   $  1,658,542   $  1,201,725   $    94,337
                                            ============   ============   ===========   ============   ============   ===========

 * Became available on June 7, 1999 (Note 1)
** Became available on November 10, 1999 (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A63

                                                SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
                                                               MFS                                 American
                Janus Aspen                               Emerging Growth                      Century VP Value
              Growth Portfolio*                          Series Portfolio*                          Fund**
------------------------------------------   ------------------------------------------   ---------------------------
    2001           2000           1999           2001           2000           1999           2001           2000
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

$    (17,189)  $     16,745   $        (10)  $    (14,898)  $     (2,330)  $         (2)  $     (1,355)  $       (391)
       5,019         44,267              0        232,245         33,878              0              0             65
    (470,438)       (88,235)           (28)      (466,418)       (37,087)           (29)         5,682            139
    (375,682)      (258,009)         3,357       (976,695)      (216,856)           800        188,905         33,461
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

    (858,290)      (285,232)         3,319     (1,225,766)      (222,395)           769        193,232         33,274
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

   1,286,718        208,451          9,107      1,167,963         87,101          3,779        409,630         23,465
    (369,031)       (80,746)             0         (7,519)             0              0              0              0
      11,796            101              0            133              0              0              0              0

     (72,600)      (162,898)             0        (51,819)       (37,868)             0         (6,593)          (523)

   3,141,623      2,301,161         10,000      2,995,201      1,638,385              0      1,037,905        589,020
    (159,883)       (18,306)           (26)      (106,587)       (21,293)            (3)       (52,268)        (2,975)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

   3,838,623      2,247,763         19,081      3,997,372      1,666,325          3,776      1,388,674        608,987
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

   2,980,333      1,962,531         22,400      2,771,606      1,443,930          4,545      1,581,906        642,261

   1,984,931         22,400              0      1,448,475          4,545              0        642,261              0
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$  4,965,264   $  1,984,931   $     22,400   $  4,220,081   $  1,448,475   $      4,545   $  2,224,167   $    642,261
============   ============   ============   ============   ============   ============   ============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A64

                            FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000, and 1999

                                                                              SUBACCOUNTS
                                           ----------------------------------------------------------------------------------
                                                                             American          Prudential         Prudential
                                                   Franklin                 Century VP         SP Alliance         SP Davis
                                              Templeton Small Cap        Income & Growth   Large Cap Growth         Value
                                                    Fund***                  Fund****         Portfolio*****     Portfolio*****
                                           ---------------------------    ------------       --------------     -------------
                                               2001           2000            2001                2001               2001
                                           ------------   ------------    ------------       --------------     -------------
OPERATIONS
  Net investment income (loss)............ $      1,425   $     (1,288)   $        717        $     (3,783)      $      4,938
  Capital gains distributions received....            0              0               0                   0                  0
  Realized gain (loss) on shares redeemed.     (803,286)       (31,514)           (945)             (5,975)            (1,130)
  Net change in unrealized gain (loss) on
    investments...........................       60,783       (283,918)        (11,819)           (316,034)            99,606
                                           ------------   ------------    ------------        ------------       ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..............................     (741,078)      (316,720)        (12,047)           (325,792)           103,414
                                           ------------   ------------    ------------        ------------       ------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments.............      952,246      2,052,323          78,315           1,365,491          1,217,996
  Policy Loans............................      (12,092)             0               0                (100)              (294)
  Policy Loan Repayments and Interest.....          200              0               0                   1                510
  Surrenders, Withdrawals and Death
    Benefits..............................         (742)             0               0                (605)            (1,777)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option......      971,188        463,935         174,465           2,494,465          2,994,139
  Withdrawal and Other Charges............      (84,695)        (8,964)         (1,063)           (182,428)          (448,151)
                                           ------------   ------------    ------------        ------------       ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS......................    1,826,105      2,507,294         251,717           3,676,824          3,762,423
                                           ------------   ------------    ------------        ------------       ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS..................................    1,085,027      2,190,574         239,670           3,351,032          3,865,837

NET ASSETS:
  Beginning of period.....................    2,190,574              0               0                   0                  0
                                           ------------   ------------    ------------        ------------       ------------
  End of period........................... $  3,275,601   $  2,190,574    $    239,670        $  3,351,032       $  3,865,837
                                           ============   ============    ============        ============       ============

  *** Became available on May 1, 2000 (Note 1)
 **** Became available on August 6, 2001 (Note 1)
***** Became available on February 12, 2001 (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A65

                               SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------
   Dreyfus                             Prudential        Goldman                                          Prudential
   Midcap             Dreyfus        SP Small/Mid        VIT Core        INVESCO        INVESCO VIF     SP INVESCO Small
    Stock           Small Cap          Cap Value        Small Cap      VIF Utilities     Technology      Company Growth
Portfolio****      Portfolio****     Portfolio*****       Fund****         Fund****        Fund****      Portfolio****
------------       ------------      -------------     ------------     ------------    ------------      ------------
    2001             2001                2001              2001            2001            2001              2001
------------       ------------      -------------     ------------     ------------    ------------      ------------

$        725       $      2,031      $       6,471     $        274     $        (72)   $       (187)     $       (477)
           0             67,657                  0                0              811               0                 0
      (1,258)            25,174               (242)              (8)          (4,328)          7,484            (1,443)

      66,205             77,556             95,964             (466)             (40)         63,668            37,176
------------       ------------      -------------     ------------     ------------    ------------      ------------

      65,672            172,418            102,193             (200)          (3,629)         70,965            35,256
------------       ------------      -------------     ------------     ------------    ------------      ------------

      11,866              6,622            757,113            3,735            3,678          32,562           277,128
           0                  0               (111)               0                0               0            (1,400)
           0                  0                177                0                0               0                12

           0                  0             (5,656)               0                0               0              (286)

     585,015            885,829          1,765,472          813,405            3,335         236,793           507,010
        (616)            (1,115)          (308,662)             (21)            (131)         (1,093)         (114,959)
------------       ------------      -------------     ------------     ------------    ------------      ------------

     596,265            891,336          2,208,333          817,119            6,882         268,262           667,505
------------       ------------      -------------     ------------     ------------    ------------      ------------

     661,937          1,063,754          2,310,526          816,919            3,253         339,227           702,761

           0                  0                 0                 0                0               0                 0
------------       ------------      -------------     ------------     ------------    ------------      ------------
$    661,937       $  1,063,754      $  2,310,526      $    816,919     $      3,253    $    339,227      $    702,761
============       ============      =============     ============     ============    ============      ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A66

                           FINANCIAL STATEMENTS OF
                THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                    PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000, and 1999

                                                                                     SUBACCOUNTS
                                                 ---------------------------------------------------------------------------------
                                                     Janus Aspen             Janus Aspen             Oppenheimer      Prudential
                                                     Aggressive               Balanced              VA Aggressive      SP PIMCO
                                                   Growth Portfolio-          Portfolio-                Growth       Total Return
                                                  Service Shares****       Service Shares****           Fund****     Portfolio****
                                                    ------------            --------------          ------------     ------------
                                                        2001                     2001                    2001            2001
                                                    ------------            --------------          ------------     ------------
OPERATIONS
   Net investment income (loss).................    $     (3,453)           $        9,981          $        172     $     98,179
   Capital gains distributions received.........               0                         0                 3,415          132,400
   Realized gain (loss) on shares redeemed......          (6,276)                   (6,902)               (2,203)          (5,789)
   Net change in unrealized gain (loss) on
     investments................................        (693,862)                   59,420                (6,945)         (99,689)
                                                    ------------            --------------          ------------     ------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..................................         (703,591)                   62,499                (5,561)         125,101
                                                    ------------            --------------          ------------     ------------
CONTRACT OWNER TRANSACTIONS
   Contract Owner Net Payments.................          957,932                    13,900                13,020           86,469
   Policy Loans................................                0                         0                     0                0
   Policy Loan Repayments and Interest.........                0                         0                     0                0
   Surrenders, Withdrawals and Death
     Benefits..................................                0                         0                     0                0
   Net Transfers From (To) Other
     Subaccounts or Fixed Rate Option..........        1,723,509                 1,113,766                28,739        6,580,204
   Withdrawal and Other Charges................          (10,575)                   (2,999)                 (321)         (23,364)
                                                    ------------            --------------          ------------     ------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS..........................        2,670,866                 1,124,667                41,438        6,643,309
                                                    ------------            --------------          ------------     ------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS......................................        1,967,275                 1,187,166                35,877        6,768,410

NET ASSETS:
   Beginning of period.........................                0                         0                     0                0
                                                    ------------            --------------          ------------     ------------
   End of period...............................     $  1,967,275            $    1,187,166          $     35,877     $  6,768,410
                                                    ============            ==============          ============     ============

**** Became available on August 6, 2001 (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A67

--------------------------------------------------
 Prudential                        Janus Aspen
  SP PIMCO                        International
 High Yield                      Growth Portfolio-
Portfolio****                   Service Shares****
--------------                    --------------
    2001                               2001
--------------                    --------------
$        6,384                    $        7,318
             0                                 0
           (17)                          (47,458)

        (5,301)                         (236,688)
--------------                    --------------
         1,066                          (276,828)
--------------                    --------------
        20,142                           573,739
             0                                 0
             0                                 0

             0                                 0

       404,767                         1,146,720
        (5,783)                           (6,786)
--------------                    --------------
       419,126                         1,713,673
--------------                    --------------
       420,192                         1,436,845

             0                                 0
--------------                    --------------
$      420,192                    $    1,436,845
==============                    ==============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A69 THROUGH A78


                                      A68

                       NOTES TO FINANCIAL STATEMENTS OF
                THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                    PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                              December 31, 2001

NOTE 1:  GENERAL

         Pruco Life Variable Universal Account (the "Account") was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from purchases of Pruselect I, Pruselect II, Pruselect III, Survivorship Variable Universal Life ("SVUL") and Pruco Life PruLife Custom Premier ("VUL") contracts are invested in the Account.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds. Investment options vary by contract. Options available to the Pruselect III contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid Cap Value Portfolio, Prudential SP INVESCO Small Company Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio. The options available to the Pruselect III contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: T. Rowe Price International Stock Portfolio, AIM V.I. Value Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series Portfolio, American Century VP Value Fund, Franklin Templeton Small Cap Fund, American Century VP Income & Growth Fund, Dreyfus Midcap Stock Portfolio, Dreyfus Small Cap Portfolio, Goldman VIT Core Small Cap Fund, INVESCO VIF Utilities Fund, INVESCO VIP Technology Fund, Janus Aspen Aggressive Growth Portfolio - Service Shares, Janus Aspen Balanced Portfolio - Service Shares, Oppenheimer VA Aggressive Growth Fund, Janus Aspen International Growth Portfolio - Service Shares. These financial statements relate only to the subaccounts available to the Pruselect III contract owners.

         The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         Investments--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset values of the respective portfolios, which value their investment securities at fair value.

         Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

         Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.


                                      A69

NOTE 3:  INVESTMENT INFORMATION FOR THE PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

         The net asset value per share for each portfolio of the Series Fund, or the non-Prudential administered fund, the number of shares (rounded) of each portfolio held by the Account and the aggregate cost of investments in such shares at December 31, 2001 were as follows:

                                                                           PORTFOLIOS
                             ----------------------------------------------------------------------------------------------------
                              Prudential             Prudential                                   Prudential         Prudential
                                Money               Diversified            Prudential              Flexible         Conservative
                                Market                 Bond                  Equity                Managed            Balanced
                              Portfolio              Portfolio             Portfolio              Portfolio           Portfolio
                             ------------           ------------          ------------           ------------        ------------
Number of shares (rounded):    12,258,784              7,626,718             2,228,608                400,071           3,222,642
Net asset value per share:   $      10.00           $      11.36          $      20.49           $      14.79        $      13.69
Cost:                        $122,587,844           $ 86,143,459          $ 55,253,252           $  6,765,857        $ 48,444,672

                                                                     PORTFOLIOS (Continued)
                             ----------------------------------------------------------------------------------------------------
                              Prudential             Prudential
                              High Yield               Stock               Prudential             Prudential          Prudential
                                Bond                   Index                 Value                  Global            Jennison
                              Portfolio              Portfolio             Portfolio              Portfolio           Portfolio
                             ------------           ------------          ------------           ------------        ------------
Number of shares (rounded):     1,131,673              4,729,643               625,758                811,348             713,211
Net asset value per share:   $       5.40           $      31.64          $      17.91           $      15.29        $      18.57
Cost:                        $  7,318,917           $146,929,487          $ 12,236,130           $ 16,017,788        $ 14,989,556

                                                                     PORTFOLIOS (Continued)
                             ----------------------------------------------------------------------------------------------------
                            T. Rowe Price                                                            MFS              American
                            International              AIM V.I.           Janus Aspen             Emerging            Century
                                Stock                   Value               Growth              Growth Series         VP Value
                              Portfolio                 Fund               Portfolio              Portfolio             Fund
                             ------------           ------------          ------------           ------------        ------------
Number of shares (rounded):       282,074                 71,030               249,762                234,710             298,947
Net asset value per share:   $      11.47           $      23.35          $      19.88           $      17.98        $       7.44
Cost:                        $  3,732,039           $  1,809,453          $  5,595,598           $  5,412,832        $  2,001,801

                                                                      PORTFOLIOS (Continued)
                             ----------------------------------------------------------------------------------------------------
                               Franklin              American             Prudential             Prudential           Dreyfus
                              Templeton             Century VP            SP Alliance             SP Davis             Midcap
                              Small Cap           Income & Growth      Large Cap Growth             Value              Stock
                                 Fund                   Fund               Portfolio              Portfolio          Portfolio
                             ------------           ------------          ------------           ------------        ------------
Number of shares (rounded):       183,507                 37,101               458,417                427,637              47,966
Net asset value per share:   $      17.85           $       6.46          $       7.31           $       9.04        $      13.80
Cost:                        $  3,498,736           $    251,489          $  3,667,066           $  3,766,231        $    595,732

                                                                      PORTFOLIOS (Continued)
                             ----------------------------------------------------------------------------------------------------
                                                     Prudential             Goldman
                                Dreyfus             SP Small/Mid            VIT Core               INVESCO           INVESCO VIF
                              Small Cap              Cap Value             Small Cap            VIF Utilities        Technology
                              Portfolio              Portfolio                Fund                  Fund                Fund
                             ------------           ------------          ------------           ------------        ------------
Number of shares (rounded):        30,281                203,391                75,362                    231              22,071
Net asset value per share:   $      35.13           $      11.36          $      10.84           $      14.08        $      15.37
Cost:                        $    986,198           $  2,214,562          $    817,385           $      3,293        $    275,559


                                      A70

NOTE 3:  INVESTMENT INFORMATION FOR THE PRUCO LIFE VARIABLE
          UNIVERSAL ACCOUNT (CONTINUED)


                                                                      PORTFOLIOS (Continued)
                           ------------------------------------------------------------------------------------------------------
                              Prudential           Janus Aspen           Janus Aspen              Oppenheimer         Prudential
                           SP INVESCO Small         Aggressive             Balanced              VA Aggressive         SP PIMCO
                            Company Growth       Growth Portfolio-        Portfolio-               Growth           Total Return
                              Portfolio           Service Shares        Service Shares              Fund              Portfolio
                             ------------           ------------          ------------           ------------        ------------
Number of shares (rounded):       101,262                 90,533                50,929                    882             632,562
Net asset value per share:   $       6.94           $      21.73          $      23.31           $      40.70        $      10.70
Cost:                        $    665,585           $  2,661,137          $  1,127,746           $     42,822        $  6,868,099

                                       PORTFOLIOS (Continued)
                             --------------------------------------
                             Prudential             Janus Aspen
                              SP PIMCO             International
                             High Yield           Growth Portfolio-
                              Portfolio            Service Shares
                             ------------           ------------
Number of shares (rounded):        42,833                 61,667
Net asset value per share:   $       9.81           $      23.30
Cost:                        $    425,493           $  1,673,533


                                      A71

NOTE 4:  CHARGES AND EXPENSES

         A.  Mortality Risk and Expense Risk Charges

             The mortality risk and expense risk charges, at an effective annual rate of up to 0.90% for Pruselect I, Pruselect II and SVUL contracts, 0.50% for Pruselect III contracts, and 0.45% for VUL contracts are applied daily against the net assets held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on Pruselect I and Pruselect II contracts, but reserves the right to make the full 0.90% charge. Pruco Life intends to charge only 0.20% on Pruselect III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life intends to charge only 0.25% but reserves the right to charge 0.45%.

         B.  Partial Withdrawal Charge

             A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a Pruselect I or Pruselect II and Pruselect III, SVUL or VUL contracts, respectively.

         C.  Cost of Insurance and Other Related Charges

             Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for
             (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract.

NOTE 5:  TAXES

         Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                      A72

NOTE 6:  UNIT ACTIVITY

         Transactions in units (including transfers among subaccounts) for the years ended December 31, 2001, 2000, and 1999 were as follows:

                                                                     SUBACCOUNTS
                               ---------------------------------------------------------------------------------------
                                                Prudential                                   Prudential
                                               Money Market                               Diversified Bond
                                                Portfolio                                    Portfolio
                               ------------------------------------------   ------------------------------------------
                                   2001           2000           1999          2001             2000          1999
                               ------------   ------------   ------------   ------------    ------------   -----------
Contract Owner Contributions:   201,020,745     64,085,060     13,870,279     28,992,546       8,172,817     5,773,771
Contract Owner Redemptions:    (149,322,377)   (46,189,540)    (8,349,759)   (10,888,967)     (4,232,367)   (3,482,099)

                                                               SUBACCOUNTS (Continued)
                               ---------------------------------------------------------------------------------------
                                                Prudential                                   Prudential
                                                  Equity                                  Flexible Managed
                                                Portfolio                                     Portfolio
                               ------------------------------------------   ------------------------------------------
                                   2001           2000           1999           2001            2000          1999
                               ------------   ------------   ------------   ------------    ------------   -----------
Contract Owner Contributions:   18,857,483       8,421,103      3,528,860      4,412,960         874,616     1,991,070
Contract Owner Redemptions:    (11,472,728)     (6,532,966)    (5,248,863)    (4,571,090)       (650,643)  (10,795,219)

                                                               SUBACCOUNTS (Continued)
                               --------------------------------------------------------------------------------------
                                                Prudential                                   Prudential
                                            Conservative Balanced                         High Yield Bond
                                                Portfolio                                    Portfolio
                               ------------------------------------------   -----------------------------------------
                                    2001           2000           1999          2001            2000          1999
                               ------------   ------------   ------------   ------------    ------------   ----------
Contract Owner Contributions:   6,593,937        5,851,301      3,818,833      4,646,011         876,102      232,862
Contract Owner Redemptions:    (6,864,406)      (5,759,276)    (3,154,189)      (915,622)       (544,754)    (494,213)

                                                               SUBACCOUNTS (Continued)
                               --------------------------------------------------------------------------------------
                                                Prudential                                   Prudential
                                               Stock Index                                     Value
                                                Portfolio                                    Portfolio
                               ------------------------------------------   -----------------------------------------
                                   2001           2000           1999           2001            2000          1999
                               ------------   ------------   ------------   ------------    ------------   ----------
Contract Owner Contributions:   56,662,029      21,332,741     10,380,525      2,659,711       9,681,462    3,603,113
Contract Owner Redemptions:    (42,082,512)     (7,355,825)    (8,588,993)    (1,161,696)     (8,313,964)  (4,068,251)

                                                               SUBACCOUNTS (Continued)
                               --------------------------------------------------------------------------------------
                                                Prudential                                   Prudential
                                                  Global                                      Jennison
                                                Portfolio                                    Portfolio
                               ------------------------------------------   -----------------------------------------
                                   2001           2000           1999           2001            2000          1999
                               ------------   ------------   ------------   ------------    ------------   ----------
Contract Owner Contributions:   10,194,365       4,333,195      2,831,806     24,922,421       5,213,110    1,880,279
Contract Owner Redemptions:    (10,692,096)     (1,762,380)    (1,636,224)   (14,575,194)     (2,401,833)  (1,058,268)

                                                               SUBACCOUNTS (Continued)
                               --------------------------------------------------------------------------------------
                                                T. Rowe Price
                                            International Stock                              AIM V.I.
                                                Portfolio*                               Value Fund*
                               ------------------------------------------   -----------------------------------------
                                    2001           2000          1999           2001            2000           1999
                               ------------   ------------   ------------   ------------    ------------   ----------
Contract Owner Contributions:   3,855,361        1,890,017         29,489      2,320,819       1,415,785       88,424
Contract Owner Redemptions:    (1,007,944)        (454,566)       (15,075)    (1,403,927)       (201,157)      (8,275)

-----------------------------------------
  * Became available on June 7, 1999 (Note 1)


                                      A73

                                                               SUBACCOUNTS (Continued)
                               --------------------------------------------------------------------------------------
                                                                                             MFS Emerging
                                                Janus Aspen                                     Growth
                                             Growth Portfolio*                            Series Portfolio*
                               ------------------------------------------   -----------------------------------------
                                    2001           2000           1999          2001            2000           1999
                               ------------   ------------   ------------   ------------    ------------   ----------
Contract Owner Contributions:   8,676,230        3,594,277         28,034      6,774,262       2,099,061        2,762
Contract Owner Redemptions:    (3,978,281)      (1,469,767)       (10,635)    (1,991,883)       (631,881)           0

                                                        SUBACCOUNTS (Continued)
                               -----------------------------------------------------------------------------------------
                                                                                           American       Prudential
                                           American                 Franklin              Century VP      SP Alliance
                                         Century V.P.              Templeton               Income &        Large Cap
                                            Value                    Small                  Growth          Growth
                                            Fund**                 Cap Fund***              Fund****    Portfolio*****
                               ---------------------------  ---------------------------  ------------  -----------------
                                    2001          2000          2001          2000          2001             2001
                               ------------   ------------  ------------   ------------  ------------  -----------------
Contract Owner Contributions:     1,322,051        555,211     6,564,573      2,927,579       307,243          4,289,622
Contract Owner Redemptions:        (183,940)       (16,568)   (4,555,583)      (303,525)      (34,053)          (172,067)

                                                                SUBACCOUNTS (Continued)
                               --------------------------------------------------------------------------------------------------
                                                                                      Prudential
                                  Prudential        Dreyfus                            SP Small/       Goldman
                                   SP Davis         Midcap           Dreyfus           Mid Cap         VIT Core       INVESCO
                                     Value           Stock          Small Cap           Value          Small Cap    VIF Utilities
                                 Portfolio*****   Portfolio****    Portfolio****    Portfolio*****     Fund****        Fund****
                               ----------------  ---------------  --------------- ----------------- -------------- --------------
                                    2001               2001             2001            2001              2001           2001
                               ----------------  ---------------  --------------- ----------------- -------------- --------------
Contract Owner Contributions:         4,464,606          730,819        2,598,697         2,441,217        800,750        298,711
Contract Owner Redemptions:            (352,951)         (30,508)        (518,277)         (241,482)           (21)      (293,636)

                                                            SUBACCOUNTS (Continued)
                               ------------------------------------------------------------------------------------------
                                                               Janus Aspen       Janus
                                                Prudential        Series         Aspen
                                                SP INVESCO      Aggressive       Series      Oppenheimer    Prudential
                                  INVESCO         Small           Growth        Balanced         VA           SP PIMCO
                                    VIF          Company        Portfolio-     Portfolio-      Aggressive      Total
                                 Technology       Growth         Service        Service         Growth        Return
                                  Fund****     Portfolio****    Shares****     Shares****      Fund****     Portfolio****
                               -------------- --------------- -------------- -------------- -------------- ---------------
                                    2001           2001            2001           2001           2001           2001
                               -------------- --------------  -------------- -------------- -------------- ---------------
Contract Owner Contributions:       1,127,653        865,269      4,305,097      1,499,572         79,204        6,518,187
Contract Owner Redemptions:          (140,538)      (127,667)       (30,577)      (232,655)       (13,275)        (459,339)

                                     SUBACCOUNTS (Continued)
                               ----------------------------------
                                                   Janus Aspen
                                                  International
                                  Prudential         Growth
                                   SP PIMCO         Portfolio-
                                  High Yield         Service
                                Portfolio****       Shares****
                               ----------------  ----------------
                                     2001              2001
                               ----------------  ----------------
Contract Owner Contributions:           417,089         2,660,792
Contract Owner Redemptions:              (4,183)         (560,242)

--------------------------------------------------

    * Became available on June 7, 1999 (Note 1)
   ** Became available on November 10, 1999 (Note 1)
  *** Became available on May 1, 2000 (Note 1)
 **** Became available on August 6, 2001 (Note 1)
***** Became available on February 12, 2001 (Note 1)


                                      A74

NOTE 7:  PURCHASES AND SALES OF INVESTMENTS

         The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 2001 were as follows:

                                                                Prudential                         Prudential
                                              Prudential        Diversified        Prudential       Flexible
                                             Money Market           Bond             Equity          Managed
                                               Portfolio         Portfolio         Portfolio        Portfolio
                                           ----------------   ---------------   ---------------    -------------
Purchases.............................     $   141,995,810    $   37,559,263    $   18,804,257     $  3,627,483
Sales:................................     $   (69,796,899)   $  (10,119,661)   $  (15,762,987)    $ (5,971,216)

                                              Prudential         Prudential
                                             Conservative        High Yield
                                               Balanced            Bond
                                              Portfolio          Portfolio
                                           ---------------    ----------------
Purchases.............................     $     7,150,987     $     4,206,927
Sales:................................     $   (10,957,168)    $      (670,979)

                                              Prudential         Prudential        Prudential       Prudential
                                              Stock Index          Value             Global          Jennison
                                               Portfolio         Portfolio         Portfolio        Portfolio
                                           ----------------   ---------------   ---------------    -------------
Purchases.............................     $    52,550,167    $    2,950,572    $    6,208,850     $ 16,107,033
Sales:................................     $   (80,649,248)   $   (1,964,394)   $  (11,428,539)    $ (9,225,310)

                                            T. Rowe Price
                                            International        AIM V.I.
                                                Stock             Value
                                              Portfolio*          Fund*
                                           ---------------   ----------------
Purchases.............................     $    3,098,826    $     1,684,853
Sales:................................     $     (817,659)   $    (1,039,728)

                                                                    MFS
                                                                  Emerging          American         Franklin
                                              Janus Aspen          Growth           Century          Templeton
                                                Growth             Series           VP Value         Small Cap
                                              Portfolio*         Portfolio*          Fund**           Fund***
                                           ----------------   ---------------   ---------------    -------------
Purchases.............................     $     6,090,589    $    5,104,711    $    1,619,675     $  5,015,016
Sales:................................     $    (2,271,554)   $   (1,122,237)   $     (241,072)    $ (3,200,183)

                                               American         Prudential
                                              Century VP        SP Alliance
                                               Income &          Large Cap
                                                Growth            Growth
                                               Fund****       Portfolio*****
                                           ---------------   ----------------
Purchases.............................     $      283,707    $     3,741,884
Sales:................................     $      (32,375)   $       (69,845)

                                                                                                   Prudential
                                                                  Dreyfus                           SP Small/
                                             Prudential SP         Midcap           Dreyfus          Mid Cap
                                              Davis Value          Stock           Small Cap          Value
                                            Portfolio*****     Portfolio****     Portfolio****     Portfolio*****
                                           ----------------   ---------------   ---------------    -------------
Purchases ............................     $     3,817,709    $      625,599    $    1,153,858      $ 2,253,891
Sales: ...............................     $       (57,766)   $      (29,650)   $     (263,155)     $   (47,048)

                                             Goldman VIT         INVESCO
                                              Core Small       VIF Utilities
                                             Cap Fund****        Fund****
                                           ---------------   ----------------
Purchases.............................     $      817,121    $       195,964
Sales:................................     $          (93)   $      (189,153)

                                                                 Prudential       Janus Aspen         Janus
                                                                 SP INVESCO        Aggressive         Aspen
                                                                   Small             Growth         Balanced
                                              INVESCO VIF         Company          Portfolio-       Portfolio-
                                              Technology           Growth           Service          Service
                                                Fund****        Portfolio****     Shares****        Shares****
                                           ----------------   ---------------   ---------------    -------------
Purchases.............................     $       317,431    $      702,622    $    2,698,609      $ 1,324,479
Sales:................................     $       (49,356)   $      (35,594)   $      (31,196)     $  (200,454)

                                              Oppenheimer        Prudential
                                                  VA              SP Pimco
                                               Aggressive          Total
                                                 Growth            Return
                                               Fund****         Portfolio****
                                            ---------------   ----------------
Purchases.............................      $       48,975    $     7,140,707
Sales:................................      $       (7,584)   $      (502,448)

                                                                Janus Aspen
                                                               International
                                             Prudential SP         Growth
                                              Pimco High         Portfolio-
                                                 Yield            Service
                                             Portfolio****       Shares****
                                           ----------------   ---------------
Purchases.............................     $        423,314   $     2,130,971
Sales:................................     $         (4,320)  $      (419,744)

---------------

    * Became available on June 7, 1999 (Note 1)
   ** Became available on November 10, 1999 (Note 1)
  *** Became available on May 1, 2000 (Note 1)
 **** Became available on August 6, 2001 (Note 1)
***** Became available on February 12, 2001 (Note 1)


                                      A75

NOTE 8:  RELATED PARTY FOOTNOTE

         Prudential and its affiliates perform various services on behalf of the mutual fund company and administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

NOTE 9:  FINANCIAL HIGHLIGHTS

         Pruco Life sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

         The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options as discussed in note 4.

                                                                      At December 31, 2001
                                                           --------------------------------------------
                                                                                                  Net
                                                            Units         Unit Fair Value        Assets
                                                           (000's)       Lowest To Highest       (000's)
                                                           -------     --------------------     --------
Prudential Money Market Portfolio .....................     83,554     $1.02864 To $1.74968     $122,588
Prudential Diversified Bond Portfolio .................     44,268     $1.03535 To $2.36167     $ 86,640
Prudential Equity Portfolio ...........................     20,841     $0.93072 To $3.52084     $ 45,664
Prudential Flexible Managed Portfolio .................      3,278     $0.92720 To $2.68967     $  5,917
Prudential Conservative Balanced Portfolio.............     19,846     $0.96841 To $2.48254     $ 44,118
Prudential Value Portfolio ............................      7,052     $1.15558 To $3.88018     $ 11,207
Prudential High Yield Bond Portfolio ..................      5,237     $0.92692 To $2.04629     $  6,111
Prudential Stock Index Portfolio ......................     71,447     $0.80562 To $3.85057     $149,646
Prudential Global Portfolio............................     10,694     $0.67974 To $1.73500     $ 12,406
Prudential Jennison Portfolio .........................     15,056     $0.64774 To $2.39981     $ 13,244
T. Rowe International Stock Portfolio..................      4,297     $0.67086 To $0.82445     $  3,235
AIM V.I. Value Fund ...................................      2,212     $0.72355 To $0.86806     $  1,659
Janus Aspen Growth Portfolio ..........................      6,840     $0.62457 To $0.81764     $  4,965
MFS Emerging Growth Series Portfolio ..................      6,252     $0.54567 To $0.86936     $  4,220
American Century VP Value Fund ........................      1,677     $1.16236 To $1.34339     $  2,224
Franklin Templeton Small Cap Fund .....................      4,633     $0.70289 To $0.71530     $  3,276
American Century VP Income and Growth
  Fund August 6, 2001..................................        273     $0.87732 To $0.87732     $    240
Prudential SP Alliance Large Cap Growth
  Portfolio February 12, 2001..........................      4,118     $0.77671 To $0.96725     $  3,351
Prudential SP Davis Value Portfolio
  February 12, 2001....................................      4,112     $0.93883 To $0.96984     $  3,866
Dreyfus Midcap Stock Portfolio
  August 6, 2001.......................................        700     $0.94518 To $0.94518     $    662
Dreyfus Small Cap Portfolio
  August 6, 2001.......................................      2,081     $0.51129 To $0.51129     $  1,064
Prudential SP Small/Mid Cap Value Portfolio
  February 12, 2001....................................      2,201     $0.97015 To $1.16476     $  2,311
Goldman VIT Core Small Cap Fund
  August 6, 2001.......................................        801     $1.02020 To $1.02020     $    817
INVESCO VIF - Utilities Fund
  August 6, 2001.......................................          5     $0.65084 To $0.65084     $      3
INVESCO VIF - Technology Fund
  August 6, 2001.......................................        987     $0.34362 To $0.34362     $    339
Prudential SP INVESCO Small Company
  Growth Portfolio February 12, 2001...................        738     $0.70738 To $0.97681     $    703
Janus Aspen Aggressive Growth - Service
  Shares August 6, 2001................................      4,274     $0.46024 To $0.46024     $  1,967
Janus Aspen Balanced - Service Shares
  August 6, 2001.......................................      1,267     $0.93705 To $0.93705     $  1,187
Oppenheimer Aggressive Growth Fund/VA
  Portfolio August 6, 2001.............................         66     $0.54468 To $0.54468     $     36

                                                                          For the year ended December 31, 2001
                                                            --------------------------------------------------------------
                                                            Investment*
                                                              Income        Expense Ratio                Total Return
                                                              Ratio       Lowest To Highest**         Lowest To Highest***
                                                            ----------    -----------------          ---------------------
Prudential Money Market Portfolio .....................       3.67%         0.20% To 0.90%               3.17% To    3.48%
Prudential Diversified Bond Portfolio .................       6.33%         0.20% To 0.90%               6.02% To    6.34%
Prudential Equity Portfolio ...........................       0.85%         0.20% To 0.90%             -11.97% To  -11.71%
Prudential Flexible Managed Portfolio .................       3.47%         0.20% To 0.90%              -6.52% To   -6.24%
Prudential Conservative Balanced Portfolio.............       3.38%         0.20% To 0.90%              -2.88% To   -2.60%
Prudential Value Portfolio ............................       1.60%         0.20% To 0.90%              -2.95% To   -2.65%
Prudential High Yield Bond Portfolio ..................      12.82%         0.20% To 0.90%              -1.30% To   -1.03%
Prudential Stock Index Portfolio ......................       0.93%         0.20% To 0.90%             -12.83% To  -12.57%
Prudential Global Portfolio............................       0.33%         0.20% To 0.90%             -18.34% To  -18.10%
Prudential Jennison Portfolio .........................       0.17%         0.20% To 0.90%             -18.97% To  -18.74%
T. Rowe International Stock Portfolio..................       3.07%         0.20% To 0.90%             -22.91% To  -22.67%
AIM V.I. Value Fund ...................................       0.15%         0.20% To 0.90%             -13.33% To  -13.07%
Janus Aspen Growth Portfolio ..........................       0.07%         0.20% To 0.90%             -25.41% To  -25.18%
MFS Emerging Growth Series Portfolio ..................       0.00%         0.20% To 0.90%             -34.07% To  -33.88%
American Century VP Value Fund ........................       0.65%         0.20% To 0.90%              11.83% To   12.16%
Franklin Templeton Small Cap Fund .....................       0.43%         0.20% To 0.90%             -16.00% To  -16.00%
American Century VP Income and Growth
  Fund August 6, 2001..................................       0.57%         0.20% To 0.20%              -4.81% To   -4.81%
Prudential SP Alliance Large Cap Growth
  Portfolio February 12, 2001..........................       0.04%         0.20% To 0.90%              -8.20% To   -8.20%
Prudential SP Davis Value Portfolio
  February 12, 2001....................................       0.62%         0.20% To 0.90%              -6.12% To   -6.12%
Dreyfus Midcap Stock Portfolio
  August 6, 2001.......................................       0.64%         0.20% To 0.20%              -1.79% To   -1.79%
Dreyfus Small Cap Portfolio
  August 6, 2001.......................................       0.82%         0.20% To 0.20%              -1.53% To   -1.53%
Prudential SP Small/Mid Cap Value Portfolio
  February 12, 2001....................................       1.11%         0.20% To 0.90%               3.84% To    3.84%
Goldman VIT Core Small Cap Fund
  August 6, 2001.......................................       0.80%         0.20% To 0.20%              -0.64% To   -0.64%
INVESCO VIF - Utilities Fund
  August 6, 2001.......................................       0.00%         0.20% To 0.20%             -19.16% To  -19.16%
INVESCO VIF - Technology Fund
  August 6, 2001.......................................       0.00%         0.20% To 0.20%             -20.24% To  -20.24%
Prudential SP INVESCO Small Company
  Growth Portfolio February 12, 2001...................       0.00%         0.20% To 0.90%              -1.90% To   -1.90%
Janus Aspen Aggressive Growth - Service
  Shares August 6, 2001................................       0.00%         0.20% To 0.20%             -17.80% To  -17.80%
Janus Aspen Balanced - Service Shares
  August 6, 2001.......................................       3.22%         0.20% To 0.20%              -1.48% To   -1.48%
Oppenheimer Aggressive Growth Fund/VA
  Portfolio August 6, 2001.............................       0.92%         0.20% To 0.20%              -5.98% To   -5.98%


                                      A76

                                                                      At December 31, 2001
                                                           --------------------------------------------
                                                                                                  Net
                                                            Units         Unit Fair Value        Assets
                                                           (000's)       Lowest To Highest       (000's)
                                                           -------     --------------------     --------
Prudential SP PIMCO Total Return Portfolio
  August 6, 2001.......................................     6,059      $1.02645 To $1.12277     $ 6,768
Prudential SP PIMCO High Yield Portfolio
  August 6, 2001.......................................       413      $1.01365 To $1.05986     $   420
Janus Aspen International Growth - Service
  Shares August 6, 2001................................     2,100      $0.68406 To $0.68406     $ 1,437

                                                                          For the year ended December 31, 2001
                                                            ------------------------------------------------------------
                                                            Investment*
                                                              Income         Expense Ratio              Total Return
                                                              Ratio       Lowest To Highest**       Lowest To Highest***
                                                            ----------    -------------------       --------------------
Prudential SP PIMCO Total Return Portfolio
  August 6, 2001.......................................      4.02%          0.20% To 0.90%             5.25% To 5.25%
Prudential SP PIMCO High Yield Portfolio
  August 6, 2001.......................................      5.34%          0.20% To 0.90%             3.35% To 3.35%
Janus Aspen International Growth - Service
  Shares August 6, 2001................................      0.79%          0.20% To 0.20%            -9.43% To-9.43%

---------------------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

 ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year ended December 31, 2001 or from the effective date of the subaccount through the end of the reporting period. Investment options with a date notation indicate the effective date of that investment option in the Account. Product designs within a subaccount with an effective date later than the beginning of the period were excluded from the range of total returns.


                                      A77

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
PruSelect III Variable Life Subaccounts of
Pruco Life Variable Universal Account
and the Board of Directors of the
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Appreciable Life Subaccounts (as defined in Note 1) the PruSelect III Variable Life Subaccounts of the Pruco Life Variable Universal Account at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2001 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
April 15, 2002


                                      A78

================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 10-Q

(Mark One)

|X| QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934


                  For the quarterly period ended June 30, 2002

                                       OR

| | TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
    EXCHANGE ACT OF 1934

                         Commission file number 33-37587

                          PRUCO LIFE INSURANCE COMPANY

             (Exact name of Registrant as specified in its charter)


                Arizona                                22-1944557
     -----------------------------          ---------------------------------
     (State or other jurisdiction,          (IRS Employer Identification No.)
     incorporation or organization)


                 213 Washington Street, Newark, New Jersey 07102
        -----------------------------------------------------------------
              (Address of principal executive offices)   (Zip Code)

                                 (973) 802-3274
        -----------------------------------------------------------------
              (Registrant's Telephone Number, including area code)


       Securities registered pursuant to Section 12 (b) of the Act: NONE Securities registered pursuant to Section 12 (g) of the Act: NONE

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                   YES   X   NO
                                                       -----    ----

State the aggregate market value of the voting stock held by non-affiliates of the registrant: NONE

Indicate the number of shares outstanding of each of the registrant's classes of common stock, as of August 14, 2002. Common stock, par value of $10 per share:
250,000 shares outstanding

================================================================================

                          PRUCO LIFE INSURANCE COMPANY
                          INDEX TO FINANCIAL STATEMENTS
                          -----------------------------

                                                                                                Page No.
                                                                                                --------
         Cover Page                                                                                -

         Index                                                                                     2
                         PART I - Financial Information
                         ------------------------------

Item 1.  (Unaudited) Financial Statements

                  Consolidated Statements of Financial Position
                  As of June 30, 2002 and December 31, 2001                                        3

                  Consolidated Statements of Operations and Comprehensive Income
                  Three and Six months ended June 30, 2002 and 2001                                4

                  Consolidated Statements of Changes in Stockholder's Equity
                  Periods ended June 30, 2002 and December 31, 2001 and 2000                       5

                  Consolidated Statements of Cash Flows
                  Six months ended June 30, 2002 and 2001                                          6

                  Notes to Consolidated Financial Statements                                       7

Item 2.  Management's Discussion and Analysis of Financial Condition and Results of Operations    10

Item 3.  Quantitative and Qualitative Disclosures About Market Risk                               12

                           PART II - Other Information
                           ----------------------------

Item 2.  Changes in Securities and Use of Proceeds                                                13

Item 6.  Exhibits and Reports on Form 8-K                                                         14

         Signature Page                                                                           15

Forward-Looking Statement Disclosure
Certain of the statements included in this Quarterly Report on Form 10-Q, including but not limited to those in the Management's Discussion and Analysis of Financial Condition and Results of Operations, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "believes," "anticipates," "includes," "plans," "assumes," "estimates," "projects," or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management's current expectations and beliefs concerning future developments and their potential effects upon Pruco Life Insurance Company ("the Company"). There can be no assurance that future developments affecting the Company will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including without limitation: general economic, market and political conditions, including the performance of financial markets, interest rate fluctuations and the continuing impact of the events of September 11; volatility in the securities markets; reestimates of our reserves for future policy benefits and claims; our exposure to contingent liabilities; catastrophe losses; investment losses and defaults; changes in our claims-paying or credit ratings; competition in our product lines and for personnel; fluctuations in foreign currency exchange rates and foreign securities markets; risks to our international operations; the impact of changing regulation or accounting practices; adverse litigation results; and changes in tax law. The Company does not intend, and is under no obligation to, update any particular forward-looking statement included in this document.

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Financial Position (Unaudited)
As of June 30, 2002 and December 31, 2001 (In Thousands)
--------------------------------------------------------------------------------

                                                                                 June 30,      December 31,
                                                                                   2002            2001
                                                                            -----------------------------------
ASSETS
Fixed maturities
     Available for sale, at fair value (amortized cost, 2002: $4,304,687;
       2001: $3,935,472)                                                       $  4,414,108     $  4,024,893
Equity securities - available for sale, at fair value (cost, 2002: $5,138;
       2001: $173)                                                                    5,331              375
Commercial loans on real estate                                                       7,582            8,190
Policy loans                                                                        878,540          874,065
Short-term investments                                                              125,059          215,610
Other long-term investments                                                          87,594           84,342
                                                                            -----------------------------------
               Total investments                                                  5,518,214        5,207,475
Cash and cash equivalents                                                           525,136          374,185
Deferred policy acquisition costs                                                 1,210,029        1,159,830
Accrued investment income                                                            80,960           77,433
Reinsurance recoverable                                                             381,512          300,697
Receivables from affiliates                                                          45,054           33,074
Other assets                                                                         39,140           20,134
Separate Account assets                                                          13,723,881       14,920,584
                                                                            -----------------------------------
TOTAL ASSETS                                                                   $ 21,523,926     $ 22,093,412
                                                                            ===================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                $  4,363,024     $  3,947,690
Future policy benefits and other policyholder liabilities                           851,693          808,230
Cash collateral for loaned securities                                               220,278          190,022
Securities sold under agreement to repurchase                                       268,055           80,715
Income taxes payable                                                                273,526          266,096
Other liabilities                                                                   157,782          228,596
Separate Account liabilities                                                     13,723,881       14,920,584
                                                                            -----------------------------------
Total liabilities                                                                19,858,239       20,441,933
                                                                            -----------------------------------
Contingencies (See Footnote 2)
Stockholder's Equity
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding                                        2,500            2,500
Paid-in-capital                                                                     466,748          466,748
Retained earnings                                                                 1,149,867        1,147,665

Accumulated other comprehensive income:
    Net unrealized investment gains                                                  46,500           34,718
    Foreign currency translation adjustments                                             72            (152)
                                                                            -----------------------------------
Accumulated other comprehensive income                                               46,572           34,566
                                                                            -----------------------------------
Total stockholder's equity                                                        1,665,687        1,651,479
                                                                            -----------------------------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                      $ 21,523,926     $ 22,093,412
                                                                            ===================================

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Operations and Comprehensive Income (Unaudited)
Three and Six Months Ended June 30, 2002 and 2001 (In Thousands)
--------------------------------------------------------------------------------

                                                 Six months ended                  Three months ended
                                                     June 30,                           June 30,

                                              2002               2001              2002             2001
                                           ------------     -------------    --------------    -------------
REVENUES

Premiums                                   $  41,266         $  47,354         $  22,968        $  23,936
Policy charges and fee income                258,748           240,330           131,715          121,226
Net investment income                        163,796           174,803            82,325           84,493
Realized investment (losses) gains, net      (32,306)              307           (26,080)         (10,570)
Asset management fees                          5,132             3,869             2,880            1,716
Other income                                   7,633               740             6,425               70
                                           ------------     -------------    --------------    -------------

Total revenues                               444,269           467,403           220,233          220,871
                                           ------------     -------------    --------------    -------------

BENEFITS AND EXPENSES

Policyholders' benefits                      116,929           115,490            59,116           58,585
Interest credited to policyholders'
account balances                              96,672            98,033            49,486           49,225
General, administrative and other
expenses                                     231,577           201,061           137,221           97,522
                                           ------------     -------------    --------------    -------------

Total benefits and expenses                  445,178           414,584           245,823          205,332
                                           ------------     -------------    --------------    -------------

(Loss) Income from operations before
income taxes                                    (909)           52,819           (25,590)           15,539
                                           ------------     -------------    --------------    -------------

Income tax (benefit) provision                (3,116)           11,286            (8,326)           2,645
                                           ------------     -------------    --------------    -------------

NET INCOME (LOSS)                              2,207            41,533           (17,264)          12,894
                                           ------------     -------------    --------------    -------------

Other comprehensive income, net of tax:

Unrealized gains (losses) on securities,
net of reclassification adjustment            11,782             9,396            30,928           (7,215)

Foreign currency translation adjustments         224             3,320               219                -
                                           ------------     -------------    --------------    -------------

Other comprehensive income (loss)             12,006            12,716            31,147           (7,215)
                                           ------------     -------------    --------------    -------------

TOTAL COMPREHENSIVE INCOME                 $  14,213         $  54,249         $  13,883        $   5,679
                                           ============     =============    ==============    =============

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Changes in Stockholder's Equity (Unaudited)
Periods Ended June 30, 2002 and December 31, 2001 and 2000 (In Thousands)
--------------------------------------------------------------------------------

                                                                                             Accumulated
                                                                                                other             Total
                                                 Common        Paid-in-       Retained       comprehensive     stockholder's
                                                 stock          capital       earnings       income (loss)        equity
                                             --------------- ------------- --------------- ------------------ -----------------
Balance, January 1, 2000                        $  2,500      $ 439,582      $ 1,258,428         $ (30,691)      $ 1,669,819

Net income                                             -              -          103,496                 -           103,496

Contribution from Parent                               -         27,166                -                 -            27,166

Change in foreign currency translation
adjustments, net of taxes                              -              -                -              (993)             (993)

Change in net unrealized investment losses,
net of reclassification adjustment and taxes           -              -                -            33,094            33,094
                                             --------------- ------------- --------------- ------------------ -----------------
Balance, December 31, 2000                         2,500        466,748        1,361,924             1,410         1,832,582

Net income                                             -              -           67,582                 -            67,582

Dividends to Parent                                    -              -         (153,816)                -
                                                                                                                    (153,816)
Policy credits to eligible Policyholders               -              -         (128,025)                -          (128,025)
Change in foreign currency translation
adjustments, net of taxes                              -              -                -             3,168             3,168
Change in net unrealized investment gains,
net of reclassification adjustment and taxes           -              -                -            29,988            29,988
                                             --------------- ------------- --------------- ------------------ -----------------
Balance, December 31, 2001                         2,500        466,748        1,147,665            34,566         1,651,479
Net income                                             -              -            2,207                 -             2,207

Policy credits to eligible Policyholders               -              -               (5)                -                (5)
Change in foreign currency translation
adjustments, net of taxes                              -              -                -               224               224

Change in net unrealized investment losses,
net of reclassification adjustment and taxes           -              -                -            11,782            11,782
                                             --------------- ------------- --------------- ------------------ -----------------
Balance, June 30, 2002                          $  2,500      $ 466,748      $ 1,149,867         $  46,572       $ 1,665,687
                                             =============== ============= =============== ================== =================

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Cash Flows (Unaudited)
Six Months Ended June 30, 2001 and 2000 (In Thousands)
--------------------------------------------------------------------------------

                                                                     2002               2001
                                                                ---------------   ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                          $  2,207          $  41,533
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                   (34,645)           (39,033)
     Interest credited to policyholders' account balances             96,672             98,033
     Realized investment (gains) losses, net                          32,306               (307)
     Amortization and other non-cash items                            (5,284)           (12,227)
     Change in:
         Future policy benefits and other policyholders'
         liabilities                                                  43,463             33,903
         Accrued investment income                                    (3,527)             5,434
         Receivables from affiliates                                 (11,980)            24,651
         Policy loans                                                 (4,475)           (25,851)
         Deferred policy acquisition costs                           (50,199)            19,863
         Income taxes payable/receivable                               7,430             38,364
         Other, net                                                  (54,661)           (54,544)
                                                                ---------------   ----------------
Cash Flows From Operating Activities                                  17,307            129,819
                                                                ---------------   ----------------
CASH FLOWS USED IN INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                    932,838          1,767,648
         Equity securities                                                 -                274
         Commercial loans on real estate                                 608                536
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                 (1,332,737)        (1,980,148)
         Equity securities                                                (4)              (176)
     Cash collateral for loaned securities, net                       30,256             44,630
     Securities sold under agreement to repurchase, net              187,340            (39,988)
     Other long-term investments                                     (11,787)            (2,717)
     Short-term investments, net                                      90,536            103,855
                                                                ---------------   ----------------
Cash Flows Used In Investing Activities                             (102,950)          (106,086)
                                                                ---------------   ----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                   936,679            731,505
          Withdrawals                                               (584,106)          (647,426)
     Cash payments to eligible policyholders                        (115,979)                 -
     Cash provided to affiliate                                            -            (65,636)
                                                                ---------------   ----------------
Cash Flows From Financing Activities                                 236,594             18,443
                                                                ---------------   ----------------
     Net increase in Cash and cash equivalents                       150,951             42,176
     Cash and cash equivalents, beginning of year                    374,185            453,071
                                                                ---------------   ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                           $ 525,136          $ 495,247
                                                                ===============   ================

                   Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)
--------------------------------------------------------------------------------

1. BASIS OF PRESENTATION

The accompanying interim consolidated financial statements have been prepared pursuant to the rules and regulations for reporting on Form 10-Q on the basis of accounting principles generally accepted in the United States. These interim financial statements are unaudited but reflect all adjustments which, in the opinion of management, are necessary to provide a fair presentation of the consolidated results of operations and financial condition of the Pruco Life Insurance Company ("the Company"), for the interim periods presented. The Company is a wholly owned subsidiary of the Prudential Life Insurance Company of America ("Prudential"), which in turn is a wholly owned subsidiary of Prudential Financial, Inc. All such adjustments are of a normal recurring nature. The results of operations for any interim period are not necessarily indicative of results for a full year. Certain amounts in the Company's prior year consolidated financial statements have been reclassified to conform with the current year presentation. These financial statements should be read in conjunction with the consolidated financial statements and notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

2. CONTINGENCIES AND LITIGATION

Contingencies
On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.


Litigation
Prudential and the Company are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complaintants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of June 30, 2002, Prudential and/or the Company remained a party to approximately 40 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 17 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believe that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)
--------------------------------------------------------------------------------

2.       CONTINGENCIES AND LITIGATION (continued)

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially effected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

3.       RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential.

The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The estimate of allocated distribution expenses is intended to reflect a market based pricing arrangement. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs.

In accordance with a revenue sharing agreement with Prudential Investments LLC, which began on February 1, 2002, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $626.7 million and $647.2 million at June 30, 2002 and December 31, 2001, respectively. The fees received related to the COLI policies were $4.4 million for both the periods ending June 30, 2002 and 2001.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements (Unaudited)

--------------------------------------------------------------------------------

Reinsurance
The Company currently has four reinsurance agreements in place with Prudential and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the periods ended June 30, 2002 or 2001. The fourth agreement is described below.

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial, Inc.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential.

Premiums ceded for the periods ending June 30, 2002 and 2001 from the Taiwan coinsurance agreement were $37.6 million and $41.3 million, respectively. Benefits ceded for the periods ending June 30, 2002 and 2001 from the Taiwan coinsurance agreement were $7.1 million and $6.0 million, respectively.

Included in the reinsurance recoverable balances were affiliated reinsurance recoverables of $322.6 million and $285.8 million at June 30, 2002 and December 31, 2001, respectively. Of these affiliated amounts, the reinsurance recoverable related to the Taiwan coinsurance agreement was $297.5 million and $ 260.6 million at June 30, 2002 and December 31, 2001, respectively.

Debt Agreements
In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential. There was no outstanding debt relating to this credit facility as of June 30, 2002 or December 31, 2001.

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations
-------------------------------------------------------------------------------

Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") addresses the consolidated financial condition of Pruco Life Insurance Company as of June 30, 2002, compared with December 31, 2001, and its consolidated results of operations for the six month and three month periods ended June 30, 2002 and June 30, 2001. You should read the following analysis of our consolidated financial condition and results of operations in conjunction with the Company's MD&A and audited Consolidated Financial statements included in the Company's Report on Form 10-K for the year ended December 31, 2001.

The Company sells interest-sensitive individual life insurance and variable life insurance, term life insurance, individual variable and fixed annuities, and a non-participating guaranteed interest contract ("GIC") called Prudential Credit Enhanced GIC ("PACE") primarily through Prudential's sales force in the United States. These markets are subject to regulatory oversight with particular emphasis placed on company solvency and sales practices. These markets are also subject to increasing competitive pressure as the legal barriers which have historically segregated the markets of the financial services industry have been changed through both legislative and judicial processes. Regulatory changes have opened the insurance industry to competition from other financial institutions, particularly banks and mutual funds that are positioned to deliver competing investment products through large, stable distribution channels. The Company also had marketed individual life insurance through its branch office in Taiwan. The Taiwan branch was transferred to an affiliated Company on January 31, 2001, as described in the Notes to the Financial Statements. Beginning February 1, 2001, Taiwan's net income is not included in the Company's results of operations.

Generally, policyholders who purchase the Company's products have the option of investing in the Separate Accounts, segregated funds for which investment risks are borne by the customer, or the Company's portfolio, referred to as the General Account. The Company earns its profits through policy fees charged primarily to Separate Account annuity and life policyholders and through the interest spread for the GIC and certain annuity and individual life products. Policy charges and fee income consist mainly of three types, sales charges or loading fees on new sales, mortality and expense charges ("M&E") assessed on fund balances, and mortality and related charges based on total life insurance in-force business. Policyholder fund values are affected by net sales (sales less withdrawals), changes in interest rates and investment returns. The interest spread represents the difference between the investment income earned on the Company's investment portfolio that supports the products and the amount of interest credited to the policyholders' accounts. Products that generate spread income primarily include the GIC product, general account individual life insurance products, fixed annuities and the fixed-rate option of variable annuities.

The Company's Changes in Financial Position and Results of Operations are described below.

1. Analysis of Financial Condition

From December 31, 2001 to June 30, 2002 there was a decrease of $569 million in total assets from $22,093 million to $21,524 million. Separate Account assets declined $1,197 million mainly from market value declines. Fixed maturities increased by $389 from investing policyholder deposits. Cash and cash equivalents are $151 million higher than December 31, 2001 as a result of increased securities lending activities. Reinsurance recoverable increased by $81 million primarily as a result of a $37 million increase in reserves of the transferred business of the Taiwan branch and an increase of $40 million associated with a new reinsurance agreement that reinsures the variable life insurance policies. The transfer of the Company's Taiwan branch accounted for using coinsurance accounting requires the establishment of reinsurance recoverable and the inclusion of the Taiwan branch future policy reserve liabilities on the Company's statement of financial position.

During this six-month period, liabilities decreased by $584 million from $20,442 million to $19,858 million. Corresponding with the asset change, Separate Account liabilities decreased by $1,197 million primarily from market value declines. Other liabilities decreased by $71 million mainly due to the funding of policy credits to the Separate Account policyholders, which had been accrued in other liabilities at December 31, 2001. This decrease was partially offset by an increase in reinsurance payables of $35 million primarily related to the new variable life reinsurance contract. Policyholder account balances increased by $415 million primarily from positive net sales (sales less withdrawals) of annuity products with fixed rate options and the funding of policy credits. A higher level of securities lending activity increased liabilities by $218 million. Future policy benefits increased $43 million mainly due to an increase in reserves of the transferred Taiwan business.

2. Results of Operations

For the six months ended  June 30, 2002 versus 2001
---------------------------------------------------

Net Income
Consolidated net income of $2.2 million for the first six months of 2002 was $39.3 million lower than for the first six months of 2001. The decrease in net income was caused primarily by an increase in the amortization of deferred acquisition costs ("DAC") of $34.5 million contained in "General, Administrative and Other Expenses". The decline in our Separate Account assets resulting from unfavorable market conditions contributed to the increased amortization of DAC reflecting a decrease in expected future gross profits. Continued deterioration in market conditions may result in further increases in the amortization of DAC. In addition, there was a $32.6 million change in realized investment (losses)/gains resulting from the realization of losses on fixed maturities and derivatives. During 2002, there were losses on sales and impairments of fixed maturities due to credit related issues compared to gains on sales in the prior year due to the favorable impact of declining interest rates. These items were partially offset by lower taxes and higher policy charges and fee income, as described below.

Revenues
Consolidated revenues decreased by $23.1 million, from $467.4 million to $444.3 million. As discussed above, realized losses on investments decreased revenues by $32.6 million. The decrease consists of $20.3 million of increased credit related losses on fixed maturities from sales and impairments and $12.3 million in derivative and other losses. The derivative losses were mainly from Treasury futures as the Company is in a net short position in a declining interest rate environment. Net investment income is lower by $11.0 million due to lower yields available on the reinvestment of fixed maturities and lower interest rates for short-term investments. The fixed maturity portfolio yield declined from 7.22% for the period ended June 30, 2001 to 6.63% for the period ended June 30, 2002. Premiums decreased by $6.1 million mainly due to the transfer of the Taiwan branch as of January 31, 2001, and the subsequent ceding of premiums which caused a $7.5 million decline in premiums. This was partially offset by an increase in domestic life insurance premiums of $2.1 million. The increase in domestic life premiums was a result of higher term insurance sales and renewals of the Term Essential and Term Elite products of $21.6 million partially offset by lower extended term premiums. Extended term policies represent term insurance the Company issued, under policy provisions to customers who previously had lapsing variable life insurance with the Company.

These decreases were partially offset by increases in policy charges and fee income and other income. Policy charges and fee income, consisting primarily of mortality and expense ("M&E"), loading and other insurance charges assessed on General and Separate Account policyholder fund balances, increased by $18.4 million. The increase was a result of a $24.6 million increase for domestic individual life products offset by a $6.2 million decrease for annuity products. Mortality and sales based loading charges for life products increased as a result of growth of the in-force business. The in-force business (excluding term insurance) grew to $61.7 billion at June 30, 2002 from $56.1 billion at June 30, 2001 and $58.7 billion at December 31, 2001. In contrast, annuity fees are mainly asset based fees which are dependent on the fund balances which are affected by net sales as well as asset depreciation or appreciation on the underlying investment funds in which the customer has the option to invest. Annuity fund balances have declined as a result of unfavorable valuation changes in the securities market over the past two years. Other income increased $6.9 million primarily from expense allowance recoveries from the new variable life reinsurance contract.

Benefits and Expenses
Policyholder benefits increased by $1.4 million from increased death and surrender benefits offset by decreases in reserve provisions for the Taiwan branch and domestic life insurance reserves. Death benefits were higher by $18.2 million due to higher death claims of $11.8 million consistent with the increase of the life insurance in-force business and higher guaranteed minimum death benefits for annuity products of $6.4 million. There were also increased benefits paid on surrenders of reduced paid up policies of $3.3 million. Taiwan benefits and reserves were $5.9 million lower due to the transfer of the branch as of January 31, 2001. Domestic life reserves decreased $14.7 million primarily as a result of the lower amount of extended term insurance. This was partially offset by increases for term insurance reserves due to sales and renewals of the Term Essential and Term Elite products.

Interest credited to policyholder account balances decreased by $1.4 million despite growth in policyholder account balances as interest crediting rates were decreased in reaction to the declining investment portfolio yields.

General, administrative, and other expenses increased $30.5 million from the prior year. The primary reason for the increase is an increase in DAC amortization of $34.5 million, as described above.

For the three months ended June 30, 2002 versus 2001
----------------------------------------------------

Net income
Consolidated net income for the three months ended June 30, 2002 is $30.2 million lower than the prior year comparable three-month period. The largest factor in this decrease is higher DAC amortization of $45.2 million ($29 million after tax) attributable to unfavorable market conditions.

Revenues
Consolidated revenues of $220.2 are comparable to the prior year as decreases in realized gains were offset by increases in policy charges and other income. Realized losses on investments increased by $15.5 million as a result of increased derivative losses of $11.6 million and credit related sales and impairments of fixed maturities of $3.9 million. The derivative losses were mainly from Treasury futures as the Company is in a net short futures position in a declining interest rate environment. Policy charges and fee income increased $10.5 million due to an increase from domestic individual life products of $13.0 million from continued growth of the in-force business partially offset by a decrease in individual annuity charges due to declining fund values as a result of the securities market. Other income increased $6.4 million as a result of expense allowance recoveries on the new reinsurance contract.

Benefits and Expenses
Policyholder benefits are $0.5 million higher due to higher death claims of $8.1 million from growth in the life insurance in-force business and higher minimum death benefit guarantees for annuity products of $2.1 million. Offsetting this is a decrease in reserves of $9.7 million from decreases to extended term premium reserves partially offset by increases for term insurance reserves.

General, administrative and other expenses increased $39.7 million. As mentioned above, the largest factor was the increase in DAC amortization of $45.2 million.

3. Liquidity and Capital Resources

Principal cash flow sources are investment and fee income, investment maturities and sales, and premiums and fund deposits. These cash inflows may be supplemented by financing activities through other Prudential affiliates.

Cash outflows consist principally of benefits, claims and amounts paid to policyholders in connection with policy surrenders, withdrawals and net policy loan activity. Uses of cash also include commissions, general and administrative expenses, and purchases of investments. Liquidity requirements associated with policyholder obligations are monitored regularly so that the Company can manage cash inflows to match anticipated cash outflow requirements.

The Company believes that cash flow from operations together with proceeds from scheduled maturities and sales of fixed maturity investments, are adequate to satisfy liquidity requirements based on the Company's current liability structure.

The Company had $21.5 billion of assets at June 30, 2002 compared to $22.1 billion at December 31, 2001, of which $13.7 billion and $14.9 billion were held in Separate Accounts at June 30, 2002 and December 31, 2001, respectively, under variable life insurance policies and variable annuity contracts. The remaining assets consisted primarily of investments and deferred policy acquisition costs.


Item 3.  Quantitative and Qualitative Disclosures About Market Risk
-------------------------------------------------------------------
The Company's exposure to market risks and the way these risks are managed, are summarized in Item 7a of the 2001 Form 10K.

                                     PART II

Item 2. Changes in Securities and Use of Proceeds.
--------------------------------------------------

(d)      Information required by Item 701(f) of Regulation S-K:

         The information below pertains to modified guaranteed annuity contracts issued by the Company in two distinct variable annuity products, Discovery Preferred Variable Annuity and Discovery Select Variable Annuity. However, because the modified guaranteed annuity option of each of these products is identical, the Company has aggregated the registration of these securities.

         (1) The original effective date of the Registration Statement of the Company for the Discovery Preferred Variable Annuity on Form S-1 was declared effective on November 27, 1995 (Registration No. 33-61143). The Discovery Select prospectus was added through filings under Rule 424 of the Securities Act of 1993. The registration statement continues to be effective through annual amendments, the most recent filed April 24, 2001 and declared effective May 1, 2001.

         (2) Offering commenced immediately upon effectiveness of the registration statement.

         (3)      Not applicable.

         (4)      (i)   The offering has not been terminated.

                  (ii) The managing underwriter of the offering is Prudential Investment Management Services LLC.

                  (iii) Market-Value Adjustment Annuity Contracts (also known as modified guaranteed annuity contracts).

                  (iv)  Securities registered and sold for the account of the
                        Company:


                        Amount registered*:                                          $ 500,000,000
                        Aggregate price of the offering amount registered:           $ 500,000,000
                        Amount sold*:                                                $ 383,729,442
                        Aggregate offering price of amount sold to date:             $ 383,729,442

                        * Securities not issued in predetermined units

                        No securities have been registered for the account of any selling security holder.

                  (v)      Expenses associated with the issuance of the securities:

                                    Underwriting discounts and commissions**         $  11,312,451
                                    Other expenses**                                 $  22,610,603
                                                                                     -------------
                                            Total                                    $  33,923,054

                                    ** Amounts are estimated and are paid to affiliated parties.


                  (vi)     Net offering proceeds:                                    $ 349,806,388

                  (vii)    Not applicable.

                  (viii)   Not applicable.

Item 6.  Exhibits and Reports on Form 8-K
-----------------------------------------

        (a)  Exhibits
             --------

         3(i)(a) The Articles of Incorporation of Pruco Life Insurance Company (as amended through October 19, 1993) are incorporated by reference to the initial Registration Statement on Form S-6 of Pruco Life Variable Appreciable Account as filed July 2, 1996, Registration No. 333-07451.

         3(ii) By-Laws of Pruco Life Insurance Company (as amended through May 6, 1997) are incorporated by reference to Form 10-Q as filed by the Company on August 15, 1997.

         4(a) Modified Guaranteed Annuity Contract is incorporated by reference to the Company's Registration Statement on Form S-1, Registration No. 33-37587 as filed November 2, 1990.

         4(b) Market-Value Adjustment Annuity Contract is incorporated by reference to the Company's registration statement on Form S-3, Registration No. 33-61143, as filed on April 12, 2002.


        (b)  Reports on Form 8K
             ------------------
                   None

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned, thereunto duly authorized.

                          PRUCO LIFE INSURANCE COMPANY
                                  (Registrant)




Signature                                   Title                                     Date
---------                                   -----                                     ----


/s/ Andrew J. Mako                          Executive Vice President                  August 14, 2002
-------------------------------             (Authorized Signatory)
Andrew J. Mako


/s/ William J. Eckert, IV                   Vice President and                        August 14, 2002
-------------------------------             Chief Accounting Officer
William J. Eckert, IV                       (Principal Accounting Officer)

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Financial Position
December 31, 2001 and 2000 (In Thousands)
--------------------------------------------------------------------------------

                                                                                  2001               2000
                                                                            -----------------  -----------------
ASSETS
Fixed maturities
     Available for sale, at fair value (amortized cost, 2001: $3,935,472;
       2000:$3,552,244)                                                        $ 4,024,893       $  3,561,521
     Held to maturity, at amortized cost (fair value, 2000: $320,634)                    -            324,546
Equity securities - available for sale, at fair value (cost, 2001: $173;
  2000: $13,446)                                                                       375             10,804
Commercial loans on real estate                                                      8,190              9,327
Policy loans                                                                       874,065            855,374
Short-term investments                                                             215,610            202,815
Other long-term investments                                                         84,342             83,738
                                                                                ----------       ------------
               Total investments                                                 5,207,475          5,048,125
Cash and cash equivalents                                                          374,185            453,071
Deferred policy acquisition costs                                                1,159,830          1,132,653
Accrued investment income                                                           77,433             82,297
Reinsurance recoverable                                                            300,697             31,568
Receivables from affiliates                                                         33,074             51,586
Other assets                                                                        20,134             29,445
Separate Account assets                                                         14,920,584         16,230,264
                                                                                ----------       ------------
TOTAL ASSETS                                                                   $22,093,412       $ 23,059,009
                                                                               ===========       ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                $ 3,947,690       $  3,646,668
Future policy benefits and other policyholder liabilities                          808,230            702,862
Cash collateral for loaned securities                                              190,022            185,849
Securities sold under agreements to repurchase                                      80,715            104,098
Income taxes payable                                                               266,096            235,795
Other liabilities                                                                  228,596            120,891
Separate Account liabilities                                                    14,920,584         16,230,264
                                                                                ----------       ------------
Total liabilities                                                               20,441,933         21,226,427
                                                                                ----------       ------------
Contingencies (See Footnote 12)
Stockholder's Equity
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding                                       2,500              2,500
Paid-in-capital                                                                    466,748            466,748
Retained earnings                                                                1,147,665          1,361,924

Accumulated other comprehensive income (loss):
    Net unrealized investment gains                                                 34,718              4,730
    Foreign currency translation adjustments                                          (152)            (3,320)
                                                                                ----------       ------------
Accumulated other comprehensive income                                              34,566              1,410
                                                                                ----------       ------------
Total stockholder's equity                                                       1,651,479          1,832,582
                                                                                ----------       ------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                      $22,093,412       $ 23,059,009
                                                                               ===========       ============

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                 2001                2000               1999
                                                            --------------     ---------------    ---------------
REVENUES

Premiums                                                    $   90,868         $   121,921        $    98,976
Policy charges and fee income                                  490,185             474,861            414,425
Net investment income                                          343,638             337,919            276,821
Realized investment losses, net                                (60,476)            (20,679)           (32,545)
Asset management fees                                            7,897              71,160             60,392
Other income                                                     4,962               2,503              1,397
                                                            ----------         -----------        -----------

Total revenues                                                 877,074             987,685            819,466
                                                            ----------         -----------        -----------

BENEFITS AND EXPENSES

Policyholders' benefits                                        256,080             248,063            205,042
Interest credited to policyholders' account balances           195,966             171,010            136,852
General, administrative and other expenses                     382,701             410,684            392,041
                                                            ----------         -----------        -----------

Total benefits and expenses                                    834,747             829,757            733,935
                                                            ----------         -----------        -----------

Income from operations before income taxes                      42,327             157,928             85,531
                                                            ----------         -----------        -----------

Income tax (benefit) provision                                 (25,255)             54,432             29,936
                                                            ----------         -----------        -----------

NET INCOME                                                      67,582             103,496             55,595
                                                            ----------         -----------        -----------

Other comprehensive income (loss), net of tax:

     Unrealized gains (losses) on securities, net of
     reclassification adjustment                                29,988              33,094            (38,266)

     Foreign currency translation adjustments                    3,168                (993)              (742)
                                                            ----------         -----------        -----------

Other comprehensive income (loss)                               33,156              32,101            (39,008)
                                                            ----------         -----------        -----------

TOTAL COMPREHENSIVE INCOME                                  $  100,738         $   135,597        $    16,587
                                                            ===========        ============       ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                                   Accumulated
                                                                                      other             Total
                                       Common        Paid-in-        Retained     comprehensive     stockholder's
                                    Common stock     capital         earnings     income (loss)        equity
                                    ------------     --------        --------     -------------     --------------
Balance, January 1, 1999              $   2,500    $  439,582     $  1,202,833     $      8,317      $   1,653,232

Net income                                    -             -           55,595                -             55,595

Change in foreign
currency translation
adjustments, net of taxes                     -             -                -             (742)              (742)

Change in net unrealized
investment losses, net of
reclassification adjustment and
taxes                                         -             -                -          (38,266)           (38,266)
                                      ---------    ----------     ------------     ------------      -------------

Balance, December 31, 1999                2,500       439,582        1,258,428          (30,691)         1,669,819

Net income                                    -             -          103,496                -            103,496

Contribution from Parent                      -        27,166                -                -             27,166

Change in foreign
currency translation
adjustments, net of taxes                     -             -                -             (993)              (993)

Change in net unrealized
investment losses, net of
reclassification adjustment and
taxes                                         -             -                -           33,094             33,094
                                      ---------    ----------     ------------     ------------      -------------

Balance, December 31, 2000
                                          2,500       466,748        1,361,924            1,410          1,832,582

Net income                                    -             -           67,582                -             67,582

Policy credits issued to eligible
policyholders                                 -             -         (128,025)               -           (128,025)

Dividends to Parent                           -             -         (153,816)               -           (153,816)

Change in foreign currency
translation adjustments, net of
taxes                                         -             -                -            3,168              3,168


Change in net unrealized investment
gains, net of reclassification
adjustment and taxes                          -             -                -           29,988             29,988

                                      ---------    ----------     ------------     ------------      -------------
Balance, December 31, 2001            $   2,500    $  466,748     $  1,147,665     $     34,566      $   1,651,479
                                      =========    ==========     ============     ============      =============


                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Cash Flows
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                   2001             2000            1999
                                                             --------------     -----------     ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                   $       67,582     $   103,496     $     55,595
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                  (54,970)        (72,275)         (83,961)
     Interest credited to policyholders' account balances           195,966         171,010          136,852
     Realized investment losses, net                                 60,476          20,679           32,545
     Amortization and other non-cash items                          (49,594)        (48,141)          75,037
     Change in:
         Future policy benefits and other policyholders'            105,368          73,340          100,743
         liabilities
         Accrued investment income                                    4,864         (13,380)          (7,803)
         Receivable from/Payable to affiliate                        18,512         (24,907)         (66,081)
         Policy loans                                               (40,645)        (63,022)         (25,435)
         Deferred policy acquisition costs                         (100,281)        (69,868)        (201,072)
         Income taxes payable/receivable                             38,839          90,195          (47,758)
         Other, net                                                 (38,114)         51,011           18,974
                                                             --------------     -----------     ------------
Cash Flows From (Used in) Operating Activities                      208,003         218,138          (12,364)
                                                             --------------     -----------     ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                 2,653,798       2,273,789        3,076,848
               Held to maturity                                           -          64,245           45,841
         Equity securities                                              482           1,198            5,209
         Commercial loans on real estate                              1,137           1,182            6,845
         Other long-term investments                                      -          15,039              385
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                (2,961,861)     (2,782,541)      (3,452,289)
               Held to maturity                                           -               -          (24,170)
         Equity securities                                             (184)        (11,134)          (5,110)
         Other long-term investments                                   (130)         (6,917)         (39,094)
     Cash collateral for loaned securities, net                       4,174          98,513           14,000
     Securities sold under agreement to repurchase, net             (23,383)         82,947          (28,557)
     Short-term investments, net                                    (12,766)       (118,418)          92,199
                                                             --------------     -----------     ------------
Cash Flows Used In Investing Activities                            (338,733)       (382,097)        (307,893)
                                                             --------------     -----------     ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account deposits                              1,456,668       2,409,399        3,457,158
     Policyholders' account withdrawals                          (1,313,300)     (1,991,363)      (3,091,565)
     Cash dividend to Parent                                        (26,048)              -                -
     Cash provided to affiliate                                     (65,476)              -                -
                                                             --------------     -----------     ------------
Cash Flows (Used in) From Financing Activities                       51,844         418,036          365,593
                                                             --------------     -----------     ------------
     Net increase in Cash and cash equivalents                      (78,886)        254,077           45,336
     Cash and cash equivalents, beginning of year                   453,071         198,994          153,658
                                                             --------------     -----------     ------------
CASH AND CASH EQUIVALENTS, END OF YEAR                       $      374,185     $   453,071     $    198,994
                                                             ==============     ===========     ============

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes (received) paid                            $      (46,021)    $   (14,832)    $     55,144
                                                             --------------     -----------     ------------
NON-CASH TRANSACTIONS DURING THE YEAR
     Dividend paid with fixed maturities                     $       81,952     $         -     $          -
                                                             --------------     -----------     ------------
     Taiwan branch dividend paid with net assets/liabilities $       45,816     $         -     $          -
                                                             --------------     -----------     ------------
     Policy credits issued to eligible policyholders         $      128,025     $         -     $          -
                                                             --------------     -----------     ------------
     Contribution from Parent                                $            -     $    27,166     $          -
                                                             --------------     -----------     ------------

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract ("GIC") called Prudential Credit Enhanced GIC ("PACE") in the District of Columbia, Guam and in all states and territories except New York. The Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in Footnote 14.

The Company has one wholly owned subsidiary, Pruco Life Insurance Company of New Jersey ("PLNJ"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York. Another wholly owned subsidiary, The Prudential Life Insurance Company of Arizona ("PLICA") was dissolved on September 30, 2000. All assets and liabilities were transferred to the Company. PLICA had no new business sales in 2000 or 1999.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. (the "Holding Company"). The demutualization was completed in accordance with Prudential's Plan of Reorganization, which was approved by the Commissioner of the New Jersey Department of Banking and Insurance in October 2001.

Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts. During 2000, a capital contribution of $27.2 million resulted from the forgiveness of an intercompany receivable.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 14. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income (loss)", net of income taxes.

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, the effects on deferred policy acquisition costs and on policyholders' account balances that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)", net of income taxes.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Commercial loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Short-term investments, consisting of highly liquid debt instruments other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

Other long-term investments represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control, derivatives held for purposes other than trading, and investments in the Company's own Separate Accounts. Joint ventures and partnerships are recorded using the equity method of accounting, reduced for other than temporary declines in value. The Company's investment in the Separate Accounts is carried at estimated fair value. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment losses, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer.

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Deferred policy acquisition costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent that they are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

Prudential and the Company have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by Prudential or the Company for another form of policy or contract. These transactions are known as internal replacements. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense.

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income (loss)." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income (loss)".

Asset Management Fees
Through December 31, 2000, the Company received asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products (refer to Note 14). In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. See Note 11 for a discussion of the Company's use of derivative financial instruments and the related accounting and reporting treatment for such instruments.

Income Taxes
The Company and its subsidiary are members of the consolidated federal income tax return of Prudential and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements
In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125." The Company has adopted the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The adoption did not have an effect on the results of operations of the Company.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires that the Company account for all business combinations in the scope of the statement using the purchase method. SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001; however, goodwill and intangible assets acquired after June 30, 2001 are subject immediately to the nonamortization and amortization provisions of this statement. As of December 31, 2001, The Company does not have any goodwill or intangible assets.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not considered to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS

Fixed Maturities and Equity Securities:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                              2001
                                                 ---------------------------------------------------------------
                                                                    Gross             Gross
                                                 Amortized        Unrealized        Unrealized      Estimated
                                                    Cost            Gains             Losses        Fair Value
                                                 -------------   --------------   --------------  --------------
                                                                         (In Thousands)
Fixed Maturities Available For Sale
U.S. Treasury Securities and Obligations of
     U.S. Government Corporations and
     Agencies                                     $ 303,606        $   1,496         $  1,648      $  303,454

Foreign Government Bonds                             27,332            2,122                -          29,454

Corporate Securities                              3,594,386          116,186           28,834       3,681,738

Mortgage-backed Securities                           10,148              160               61          10,247

                                                 ----------        ---------         --------      ----------
Total Fixed Maturities Available For Sale        $3,935,472        $ 119,964         $ 30,543      $4,024,893
                                                 ==========        =========         ========      ==========

Equity Securities Available For Sale             $      173        $     220         $     18      $      375
                                                 ==========        =========         ========      ==========

                                                                              2000
                                                  --------------------------------------------------------------
                                                                    Gross             Gross
                                                  Amortized       Unrealized       Unrealized       Estimated
                                                    Cost            Gains            Losses         Fair Value
                                                 --------------   ------------   --------------   --------------
                                                                        (In Thousands)
  Fixed Maturities Available For Sale
  U.S. Treasury Securities and Obligations of
       U.S. Government Corporations and
       Agencies                                   $  309,609        $ 7,888          $    17       $  317,480

  Foreign Government Bonds                           136,133          8,093              520          143,706

  Corporate Securities                             3,075,023         43,041           49,538        3,068,526

  Mortgage-backed Securities                          31,479            330                0           31,809

                                                  ----------        -------          -------       ----------
  Total Fixed Maturities Available For Sale       $3,552,244        $59,352          $50,075       $3,561,521
                                                  ==========        =======          =======       ==========

  Fixed Maturities Held To Maturity
  Corporate Securities                            $  324,546        $ 1,500          $ 5,412       $  320,634
                                                  ----------        -------          -------       ----------
  Total Fixed Maturities Held To Maturity         $  324,546        $ 1,500          $ 5,412       $  320,634
                                                  ==========        =======          =======       ==========

  Equity Securities Available For Sale            $   13,446        $   197          $ 2,839       $   10,804
                                                  ==========        =======          =======       ==========


Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2001 is shown below:

                                                         Available For Sale
                                               --------------------------------------
                                                  Amortized         Estimated Fair
                                                    Cost                 Value
                                               ---------------    -------------------
                                                         (In Thousands)

        Due in one year or less                 $   802,235            $   821,790

        Due after one year through five years     1,841,097              1,885,535

        Due after five years through ten years    1,026,709              1,045,693

        Due after ten years                         255,283                261,628

        Mortgage-backed securities                   10,148                 10,247
                                                -----------            -----------

        Total                                   $ 3,935,472            $ 4,024,893
                                                ===========            ===========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2001, 2000, and 1999, were $2,380.4 million, $2,103.6 million, and $2,950.4 million, respectively. Gross gains of $40.3 million, $15.3 million, $13.1 million, and gross losses of $47.7 million, $33.9 million, and $31.1 million, were realized on those sales during 2001, 2000, and 1999, respectively.

Proceeds from the maturity of fixed maturities available for sale during 2001, 2000, and 1999, were $273.4 million, $170.2 million, and $126.5 million, respectively.

Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $53.5 million, $12.3 million, and $11.2 million, for the years 2001, 2000 and 1999, respectively.

Due to the adoption of FAS 133, "Accounting for Derivative Instruments and Hedging Activities", on January 1, 2001, the entire portfolio of fixed maturities classified as held to maturity were transferred to the available for sale category. The aggregate amortized cost of the securities was $324.5 million. Unrealized investment losses of $2.5 million, net of tax were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer.

During 2000, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $6.6 million. Gross unrealized investment losses of $0.3 million were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer. Prior to transfer, impairments related to these securities, if any, were included in "realized investment losses, net". During the year ended December 31, 1999, there were no securities classified as held to maturity that were transferred. During the years ended December 31, 2001, 2000, and 1999, there were no securities classified as held to maturity that were sold.

Commercial Loans on Real Estate
The Company's commercial loans on real estate were collateralized by the following property types at December 31:

                                                        2001                            2000
                                             --------------------------      -------------------------
                                                                  (In Thousands)

         Retail Stores                           $  4,623      56.4%             $  5,615     60.2%

         Industrial Buildings                       3,567      43.6%                3,712     39.8%

                                             --------------------------      -------------------------
               Net Carrying Value                $  8,190     100.0%             $  9,327    100.0%
                                             ==========================      =========================

The concentration of commercial loans are in the states of Washington (47%), New Jersey (44%), and North Dakota (9%).

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

Special Deposits and Restricted Assets
Fixed maturities of $2.9 million and $8.0 million at December 31, 2001 and 2000, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.2 million at December 31, 2001 and 2000, respectively.

Other Long-Term Investments
The Company's "Other long-term investments" of $84.3 million and $83.7 million as of December 31, 2001 and 2000, respectively, are comprised of joint ventures and limited partnerships, the Company's investment in the Separate Accounts and certain derivatives for other than trading. Joint ventures and limited partnerships totaled $35.8 million and $34.3 million at December 31, 2001 and 2000, respectively. The Company's share of net income from the joint ventures was $1.6 million, $.9 million, and $.3 million, for the years ended December 31, 2001, 2000 and 1999, respectively, and is reported in "Net investment income." The Company's investment in the Separate Accounts was $44.0 million and $46.9 million at December 31, 2001 and 2000, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                              2001                2000              1999
                                                          ----------------   -----------------  ----------------
                                                                              (In Thousands)

  Fixed Maturities - Available For Sale                    $    279,477       $    237,042      $    188,236
  Fixed Maturities - Held To Maturity                                 -             26,283            29,245
  Equity Securities - Available For Sale                             71                 18                 -
  Commercial Loans On Real Estate                                   905              1,010             2,825
  Policy Loans                                                   48,149             45,792            42,422
  Short-Term Investments and Cash Equivalents                    24,253             29,582            19,208
  Other                                                           6,021             16,539             4,432
                                                          ----------------   -----------------  ----------------
  Gross Investment Income                                       358,876            356,266           286,368
       Less:  Investment Expenses                               (15,238)           (18,347)           (9,547)
                                                          ----------------   -----------------  ----------------
  Net Investment Income                                   $     343,638       $    337,919      $    276,821
                                                          ================   =================  ================


Realized investment losses, net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                                2001                2000               1999
                                                          ----------------   -----------------  -----------------
                                                                               (In Thousands)

  Fixed Maturities - Available For Sale                     $    (60,924)      $    (34,600)     $    (29,192)
  Fixed Maturities - Held To Maturity                                  -               (212)              102
  Equity Securities - Available For Sale                             (56)               271               392
  Derivatives                                                     (1,396)            15,039            (1,557)
  Other                                                            1,900             (1,177)           (2,290)
                                                          ----------------   -----------------  -----------------

  Realized Investment Losses, Net                           $    (60,476)      $    (20,679)     $    (32,545)
                                                          ================   =================  =================

Securities Pledged to Creditors
The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2001 and 2000, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $265.2 million and $287.8 million, respectively.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)," those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                            Accumulated
                                                                                                               Other
                                                                                                           Comprehensive
                                                                                                           Income (Loss)
                                                               Deferred                      Deferred     Related To Net
                                            Unrealized          Policy      Policyholders'  Income Tax      Unrealized
                                           Gains(Losses)      Acquisition      Account      (Liability)     Investment
                                          On Investments         Costs         Balances       Benefit      Gains(Losses)
                                          ------------------ -------------  --------------  -----------   ---------------
                                                                            (In Thousands)
Balance, January 1, 1999                  $        25,169     $   (13,115)  $      2,680    $   (4,832)   $      9,902

Net investment gains(losses) on
investments arising during the period            (138,268)              -              -        47,785         (90,483)

Reclassification adjustment for
gains(losses) included in net income               28,698               -              -        (9,970)         18,728

Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                       -          53,407              -       (16,283)         37,124

Impact of net unrealized investment
gains(losses) on policyholders' account                 -               -         (5,712)        2,077          (3,635)
balances
                                          ---------------    ------------    -----------    ----------    ------------
Balance, December 31, 1999                        (84,401)         40,292         (3,032)       18,777         (28,364)

Net investment gains(losses) on
investments arising during the period              56,707               -              -       (21,539)         35,168

Reclassification adjustment for
gains(losses) included in net income               34,329               -              -       (13,039)         21,290

Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                       -         (39,382)             -        14,177         (25,205)

Impact of net unrealized investment
gains(losses) on policyholders' account                 -               -          2,877        (1,036)          1,841
balances
                                          ---------------    ------------    -----------    ----------    ------------
Balance, December 31, 2000                          6,635             910           (155)       (2,660)          4,730

Net investment gains(losses) on
investments arising during the period              22,007               -              -        (7,922)         14,085

Reclassification adjustment for
gains(losses) included in net income               60,980               -              -       (21,953)         39,027

Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                       -         (41,223)             -        14,840         (26,383)

Impact of net unrealized investment
gains(losses) on policyholders' account
balances                                                -               -          5,092        (1,833)          3,259
                                          ---------------    ------------    -----------    ----------    ------------
Balance, December 31, 2001                $        89,622    $    (40,313)   $     4,937    $  (19,528)   $     34,718
                                          ===============    ============    ============   ==========    =============

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                 2001             2000            1999
                                                                             (In Thousands)
Balance, Beginning of Year                                  $  1,132,653  $     1,062,785   $      861,713
Capitalization of Commissions, Sales and Issue Expenses          295,823          242,322          242,373
Amortization                                                    (156,092)        (129,049)         (96,451)
Change In Unrealized Investment (Gains) Losses                   (41,223)         (39,382)          53,407
Foreign Currency Translation                                       1,773           (4,023)           1,743
Transfer of Taiwan branch balance to an affiliated company       (73,104)               -                -
                                                            ------------  ---------------   --------------
Balance, End of Year                                        $  1,159,830  $     1,132,653   $    1,062,785
                                                            ============  ===============   ==============


5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                                             2001                2000
                                                           --------           ----------
                                                                   (In Thousands)
         Life Insurance - Domestic                         $500,974           $  429,825
         Life Insurance - Taiwan                            260,632              226,272
         Individual Annuities                                32,423               31,817
         Group Annuities                                     14,201               14,948
                                                           --------           ----------
                                                           $808,230           $  702,862
                                                           ========           ==========

Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for annuities that are in payout status.


The following table highlights the key assumptions generally utilized in calculating these reserves:

            Product                         Mortality              Interest Rate        Estimation Method
--------------------------------   ----------------------------   ----------------  --------------------------

Life Insurance - Domestic          Generally rates guaranteed     2.5% to 11.25%    Net level premium based
Variable and Interest-Sensitive    in calculating cash                              on non-forfeiture
                                   surrender values                                 interest rate

Life Insurance - Domestic Term     Best estimate plus a            6.5% to 6.75%    Net level premium plus a
Insurance                          provision for adverse                            provision for adverse
                                   deviation                                        deviation

Life Insurance - International     Generally the Taiwan            6.25% to 7.5%    Net level premium plus a
                                   standard table plus a                            provision for adverse
                                   provision for adverse                            deviation.
                                   deviation

Individual Annuities               Mortality table varies         6.25% to 11.0%    Present value of
                                   based on the issue year of                       expected future payments
                                   the contract. Current                            based on historical
                                   table (for 1998 & later                          experience
                                   issues) is the Annuity
                                   2000  Mortality Table with
                                   certain modifications

Group Annuities                    1950 & 1971 Group Annuity          14.75%        Present value of
                                   Mortality Table with                             expected future payments
                                   certain modifications                            based on historical
                                                                                    experience

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Policyholders' account balances at December 31, are as follows:


                                                          2001                     2000
                                                   -------------------      -------------------
                                                                 (In Thousands)

         Interest-Sensitive Life Contracts             $  1,976,710             $  1,886,714
         Individual Annuities                               976,237                  859,996
         Guaranteed Investment Contracts                    994,743                  899,958
                                                       ------------             ------------
                                                       $  3,947,690             $  3,646,668
                                                       ============             ============


Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

            Product                            Interest Rate                Withdrawal / Surrender Charges
---------------------------------   ------------------------------------  ------------------------------------

Interest Sensitive Life Contracts              3.0% to 6.75%              Various up to 10 years

Individual Annuities                           3.0% to 16.0%              0% to 7% for up to 9 years

Guaranteed Investment Contracts               4.32% to 8.03%              Subject to market value withdrawal
                                                                          provisions for any funds withdrawn
                                                                          other than for benefit responsive
                                                                          and contractual payments


Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6.  REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiary as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwanese business, are described further in
Note 14.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                                          2001               2000              1999
                                                    ----------------   ----------------  ----------------
                                                                        (In Thousands)
       Domestic:
       Reinsurance premiums ceded - affiliated           $   (9,890)       $    (7,641)      $    (5,630)
       Reinsurance premiums ceded - unaffiliated            (13,399)            (2,475)                -
       Policyholders' benefits ceded                         10,803              3,558             3,140

       Taiwan after the transfer:
       Reinsurance premiums ceded -affiliated               (82,433)                 -                 -
       Policyholders' benefits ceded-affiliated              12,859                  -                 -

       Taiwan before the transfer:
       Reinsurance premiums ceded - affiliated                 (107)            (1,573)           (1,252)
       Reinsurance premiums ceded -unaffiliated                (167)            (2,830)           (1,745)
       Policyholders' benefits ceded                             71              1,914             1,088
       Reinsurance premiums assumed                             162              1,671             1,778


Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                              2001                 2000
                                                       -------------------   -----------------
                                                                    (In Thousands)

         Domestic Life Insurance -                          $    11,014          $    8,765
         affiliated
         Domestic Life Insurance -                               14,850               2,037
         unaffiliated
         Other Reinsurance - affiliated                          14,201              14,948

         Taiwan Life Insurance-affiliated                       260,632                   -
         Taiwan Life Insurance-unaffiliated                           -               5,818
                                                            -----------          ----------
                                                            $   300,697          $   31,568
                                                            ===========          ==========

The gross and net amounts of life insurance in force at December 31, were as follows:

                                                        2001                 2000                  1999
                                                        ----                 ----                  ----
                                                                        (In Thousands)

         Life Insurance Face Amount In Force        $  84,317,628         $ 66,327,999          $ 54,954,680
         Ceded To Other Companies                     (25,166,264)          (7,544,363)           (2,762,319)
                                                    -------------         ------------          ------------
         Net Amount of Life Insurance In Force      $  59,151,364         $ 58,783,636          $ 52,192,361
                                                    =============         ============          ============

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7.  EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans
The Company had a non-contributory defined benefit pension plan that covered substantially all of its Taiwanese employees. The pension plan was transferred to an affiliate on January 31, 2001 as described in Note 14. This plan was established as of September 30, 1998 and the projected benefit obligation and related expenses at December 31, 2000 were not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company by Prudential in accordance with the service agreement described in Footnote 14.


8.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                                               2001                2000              1999
                                                           -----------         ------------       -----------
                                                                              (In Thousands)
     Current Tax Expense (Benefit):
        U.S.                                               $ (100,946)           $   8,588        $  (14,093)
        State and Local                                         1,866                   38               378
        Foreign                                                   124                   35                15
                                                           ----------            ---------        ----------
        Total                                                 (98,956)               8,661           (13,700)
                                                           ----------            ---------        ----------


     Deferred Tax Expense (Benefit):
        U.S.                                                   76,155               43,567            42,320
        State and Local                                        (2,454)               2,204             1,316
                                                           ----------            ---------        ----------
        Total                                                  73,701               45,771            43,636
                                                           ----------            ---------        ----------

      Total Income Tax Expense                             $  (25,255)          $   54,432        $   29,936
                                                           ==========           ==========        ==========


The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                              2001                2000               1999
                                                           ------------        -----------       -----------
                                                                              (In Thousands)

     Expected Federal Income Tax Expense                   $    14,814         $    55,275       $    29,936
         State and Local Income Taxes                             (382)              1,457             1,101
         Non taxable investment income                         (38,693)             (6,443)           (1,010)
         Incorporation of Taiwan Branch                         (1,774)                  -                 -
         Other                                                     780               4,143               (91)
                                                           -----------         -----------       -----------
         Total Income Tax Expense                          $   (25,255)        $    54,432       $    29,936
                                                           ===========         ===========       ===========

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8.  INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                               2001                    2000
                                                            ----------              ----------
                                                                      (In Thousands)
              Deferred Tax Assets
                   Insurance Reserves                       $   43,317              $  100,502
                   State Net Operating Losses                    5,642                   1,400
                   Other                                         9,309                   8,610
                                                            ----------              ----------
                   Deferred Tax Assets                          58,268                 110,512
                                                            ----------              ----------

              Deferred Tax Liabilities
                   Deferred Acquisition Costs                  324,082                 324,023
                   Net Unrealized Gains on Securities           32,264                   2,389
                   Investments                                  20,644                  19,577
                                                            ----------              ----------
                   Deferred Tax Liabilities                    376,990                 345,989
                                                            ----------              ----------

              Net Deferred Tax Liability                    $  318,722              $  235,477
                                                            ==========              ==========

Management believes that based on its historical pattern of taxable income, the Company and its subsidiary will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2001 and 2000, the Company and its subsidiary had no federal operating loss carryforwards for tax purposes. At December 31, 2001 and December 31, 2000, the Company had state operating loss carryforwards for tax purposes of $369 million and $91 million, which expire by 2021 and 2020, respectively.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has completed its examination of 1996 and has begun its examination of 1997 through 2000.


9.  STATUTORY NET INCOME AND SURPLUS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $71.5 million, $(50.5) million, and $(82.3) million for the years ended December 31, 2001, 2000, and 1999, respectively. Statutory surplus of the Company amounted to $728.7 million and $849.6 million at December 31, 2001 and 2000, respectively.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $88 million, primarily relating to the recognition of deferred tax assets.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities
Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Commercial loans on real estate
The estimated fair value of the portfolio of commercial loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality loan.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed investment contracts, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
Refer to Note 11 for the disclosure of fair values on these instruments.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                          2001                                 2000
                                           -----------------------------------    -------------------------------
                                               Carrying          Estimated            Carrying       Estimated
                                                Value            Fair Value            Value         Fair Value
                                           ----------------  -----------------    --------------- ---------------
                                                                        (In Thousands)
Financial Assets:
   Fixed Maturities:  Available For Sale     $ 4,024,893       $  4,024,893       $  3,561,521    $  3,561,521
   Fixed Maturities:  Held To Maturity                 -                  -            324,546         320,634
   Equity Securities                                 375                375             10,804          10,804
   Commercial Loans on Real Estate                 8,190             10,272              9,327          10,863
   Policy Loans                                  874,065            934,203            855,374         883,460
   Short-Term Investments                        215,610            215,610            202,815         202,815
   Cash and Cash Equivalents                     374,185            374,185            453,071         453,071
   Separate Account Assets                    14,920,584         14,920,584         16,230,264      16,230,264

Financial Liabilities:
   Investment Contracts                        2,003,265          2,053,259          1,762,794       1,784,767
   Cash Collateral for Loaned Securities         190,022            190,022            185,849         185,849
   Securities Sold Under Repurchase               80,715             80,715            104,098         104,098
   Agreements
   Separate Account Liabilities               14,920,584         14,920,584         16,230,264      16,230,264



11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Adoption of Statement of Financial Accounting Standards No. 133

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company.

Accounting for Derivatives and Hedging Activities

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. Derivatives may be held for trading purposes or held for purposes other than trading. All of the Company's derivatives are held for purposes other than trading.

Derivatives held for purposes other than trading are used to seek to reduce exposure to interest rates and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Other than trading derivatives are also used to manage the characteristics of the Company's asset/liability mix, and to manage the interest rate and currency characteristics of invested assets.

Derivatives held for purposes other than trading are recognized on the Consolidated Statements of Financial Position at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative that does not qualify for hedge accounting. As of December 31, 2001, none of the Company's derivatives qualify for hedge accounting treatment.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

If a derivative does not qualify for hedge accounting, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in fair value are included in earnings without considering changes in fair value of the hedged assets or liabilities. See "Types of Derivative Instruments" for further discussion of the classification of derivative activity in current earnings.

Types of Derivative Instruments

Interest Rate Swaps
The Company uses interest rate swaps to reduce market risk from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in "Realized investment losses, net" in the Consolidated Statement of Operations. During the period that interest rate swaps are outstanding, net receipts or payments are include in" Net investment income" in the Consolidated Statement of Operations.

Futures and Options
The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in "Realized investment losses, net."

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

Pruco Life Insurance Company and Subsidiary


Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Currency Derivatives
The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment (losses) gains, net."

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2001 and 2000. All amounts presented have been classified as other than trading based on management's intent at the time of contract and throughout the life of the contract.


                         Other than Trading Derivatives
                           December 31, 2001 and 2000
                                 (In Thousands)

                                                2001                                           2000
                            --------------------------------------------------------------------------------------------
                                              Estimated       Carrying                      Estimated       Carrying
                               Notional      Fair Value        Value         Notional       Fair Value        Value
Non-Hedge Accounting
---------------------------

Swap Instruments
Interest Rate
    Asset                        $   9,470       $    638        $    638      $   9,470        $    327       $    327
    Liability                            -              -               -              -               -              -
Currency
    Asset                           24,785          3,858           3,858              -               -              -
    Liability                            -              -               -              -               -              -
Future Contracts
US Treasury Futures
    Asset                           76,800            394             394        139,800           3,530          3,530
    Liability                       64,500            238             238         61,900           1,067          1,067

Hedge Accounting
---------------------------

Swap Instruments
Currency
    Asset                                -              -               -         28,326           1,633          2,155
    Liability                            -              -               -              -               -              -

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts are with investment grade counterparties. As of December 31, 2001, 86% of notional consisted of interest rate derivatives, and 14% of notional consisted of foreign currency derivatives.


12. CONTINGENCIES AND LITIGATION

Prudential and the Company are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2001, Prudential and/or the Company remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believe that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.  DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would not be permitted a dividend distribution until December 29, 2002.

During 2001, the Company received approval from the Arizona Department of Insurance to pay an extraordinary dividend to Prudential of $108 million.


14.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential. The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees are a component of "general, administrative and other expenses."

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for the PSF. The change was approved by the shareholders of PSF during early 2001 and effective January 1, 2001. The Company no longer receives fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $647.2 million and $685.9 million at December 31, 2001 and December 31, 2000, respectively. The fees received related to the COLI policies were $7.0 million and $9.6 million for the years ending December 31, 2001 and 2000.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14.  RELATED PARTY TRANSACTIONS (continued)

Reinsurance
The Company currently has four reinsurance agreements in place with Prudential and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the periods ended December 31, 2001 or 2000. The fourth agreement, which is new for 2001, is described in the following paragraphs.

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of the Holding Company.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential.

Premiums and benefits ceded for the period ending December 31, 2001 from the Taiwan coinsurance agreement were $82.4 million and $12.9 million, respectively.

Debt Agreements
In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 2001 or December 31, 2000.

                        Report of Independent Accountants



   To the Board of Directors and Stockholder of Pruco Life Insurance Company

   In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiary at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



   PricewaterhouseCoopers LLP
   New York, New York
   February 21, 2002

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company ("Pruco Life") represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to
Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 192 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

      1.    PricewaterhouseCoopers, LLP

      2.    Clifford E. Kirsch, Esq.

      3.    Pamela Schiz, FSA, MAAA

The following exhibits:

      1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

            A.    (1)   (a)   Resolution of Board of Directors of Pruco Life
                              Insurance Company establishing the Pruco Life
                              Variable Universal Account. (Note 4)


                        (b)   Amendment of Separate Account Resolution. (Note 6)


                  (2)   Not Applicable.

                  (3)   Distributing Contracts:

                        (a) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company. (Note 4)

                        (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note
                              4)


                        (c)   Schedule of Sales Commissions. (Note 14)


                        (d)   Participation Agreements and Amendments:

                              (i)   (a)   AIM Variable Insurance Funds, Inc.
                                          (Note 2)

                                    (b)   Amendment to the AIM Variable
                                          Insurance Funds, Inc. Participation
                                          Agreement. (Note 13)

                              (ii)  (a)   American Century Variable Portfolios,
                                          Inc. (Note 6)

                                    (b)   Amendment to the American Century
                                          Variable Portfolios, Inc.
                                          Participation Agreement. (Note 11)

                              (iii) (a)   Dreyfus Variable Investment Fund.
                                          (Note 11)

                                    (b)   Amendment to the Dreyfus Variable
                                          Investment Fund Participation
                                          Agreement. (Note 11)

                              (iv)  (a)   Franklin Templeton Variable Insurance
                                          Products Trust. (Note 10)

                                    (b)   Amendment to the Franklin Templeton
                                          Variable Insurance Products Trust
                                          Participation Agreement. (Note 11)

                              (v)   (a)   Goldman Sachs Variable Insurance
                                          Trust. (Note 11)

                              (vi)  (a)   INVESCO Variable Investment Funds,
                                          Inc. (Note 11)

                              (vii) (a)   Janus Aspen Series.
                                          Institutional Shares  (Note 2)
                                          Service Shares (Note 11)

                                    (b)   Amendment to the Janus Aspen Series
                                          Participation Agreement. (Note 13)

                              (viii)(a)   MFS Variable Insurance Trust. (Note 2)

                                    (b)   Amendment to the MFS Variable
                                          Insurance Trust Participation
                                          Agreement.(Note 13)

                              (ix)  (a)   Oppenheimer Variable Account Funds.
                                          (Note 11)

                              (x)   (a)   T. Rowe Price International Series,
                                          Inc. (Note 2)

                                    (b)   Amendment to the T. Rowe Price
                                          International Series, Inc.
                                          Participation Agreement. (Note 13)

                  (4)   Not Applicable.

                  (5)   Variable Universal Life Insurance Contract. (Note 7)

                  (6)   (a)   Articles of Incorporation of Pruco Life Insurance
                              Company, as amended October 19, 1993. (Note 3)

                        (b) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 5)

                  (7)   Not Applicable.

                  (8)   Not Applicable.

                  (9)   Not Applicable.

                  (10)  (a)   Application Form for Variable Universal Life
                              Insurance Contract. (Note 7)

                        (b) Supplement to the Application for Variable Universal Life Insurance Contract. (Note 7)

                  (11)  Not Applicable.


                  (12) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)


                  (13)  (a)   Rider for Flexible Term Insurance Benefit.
                              (Note 7)

                        (b) Endorsement for new PS III Contract issued as a result of exchange of insureds. (Note 9)

                        (c) Endorsement for new PS III Contract issued as a result of exchange of PS I or PS II Contracts. (Note 9)

                        (d) Endorsement defining Active Investment Option at issue. (Note 11)

                        (e) Endorsement defining Active Investment Option post issue. (Note 11)

                        (f) Rider for Payment of an Additional Amount Upon Surrender of the Contract. (Note 12)


                        (g) Rider to Add a Fixed Interest Rate Investment Option. (Note 1)

                        (h)   Endorsement defining Loan value. (Note 1)


      2.    See Exhibit 1.A.(5).

      3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)

      4.    None.

      5.    Not Applicable.

      6. Opinion and Consent of Pamela Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

      7.    Powers of Attorney.


            (a)   Vivian L. Banta, Richard J. Carbone, Helen M. Galt (Note 12)


            (b)   James J. Avery, Jr. (Note 2)

            (c) William J. Eckert, IV, Ronald P. Joelson, David R. Odenath, Jr. (Note 8)

(Note 1)    Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

(Note 3) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-6, Registration No. 33-29181, filed April 28, 1997 on behalf of the Pruco Life Variable Universal Account.

(Note 5) Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 13 to Form S-6, Registration No. 33-29181, filed June 4, 1999 on behalf of the Pruco Life Variable Universal Account.

(Note 7) Incorporated by reference to Registrant's Form S-6, filed August 13, 1999.

(Note 8) Incorporated by reference to Form N-4, Registration No. 333-52754, filed December 26, 2000 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed April 26, 2000.

(Note 10)   Incorporated by reference to Form S-6, Registration No. 333-94117, filed January 5, 2000 on behalf of the Pruco Life Variable Universal
            Account.

(Note 11)   Incorporated by reference to Post-Effective Amendment No. 2 to this
            Registration Statement, filed October 13, 2000.

(Note 12)   Incorporated by reference to Post-Effective Amendment No. 5 to this
            Registration Statement, filed June 28, 2001.

(Note 13)   Incorporated by reference to Pre-Effective Amendment No. 1 to Form
            S-6, Registration No. 333-94117, filed April 14, 2000 on behalf of the Pruco Life Variable Universal Account.


(Note 14)   Incorporated by reference to Post-Effective Amendment No. 6 to this
            Registration Statement, filed April 26, 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Universal Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 13th day of September, 2002.


(Seal)               Pruco Life Variable Universal Account
                                  (Registrant)

                        By: Pruco Life Insurance Company
                                   (Depositor)

Attest:      /s/  Thomas C. Castano              By:    /s/ Andrew J. Mako
             -----------------------------       -------------------------------
             Thomas C. Castano                          Andrew J. Mako
             Assistant Secretary                        Executive Vice President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 13th day of September, 2002.


           Signature and Title

/s/ *
----------------------------------------
Vivian L. Banta
President, Chairperson, and Director

/s/ *
----------------------------------------
William J. Eckert, IV
Vice President and Chief Accounting Officer
                                                    *By:   /s/ Thomas C. Castano
/s/ *                                                      ---------------------
----------------------------------------                   Thomas C. Castano
James J. Avery, Jr.                                        (Attorney-in-Fact)
Director

/s/ *
----------------------------------------
Richard J. Carbone
Director

/s/ *
----------------------------------------
Helen M. Galt
Director



/s/ *
----------------------------------------
Ronald P. Joelson
Director

/s/ *
----------------------------------------
David R. Odenath, Jr.
Director


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

                       Consent of Independent Accountants

We hereby consent to the use in the Registration Statement on Form S-6 (the "Registration Statement") of our report dated April 15, 2002, relating to the financial statements of the Pruselect III Variable Life Subaccounts of Pruco Life Variable Universal Account, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated February 21, 2002, relating to the financial statements of Pruco Life Insurance Company, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in the Registration Statement.

PricewaterhouseCoopers LLP

New York, New York
September 13, 2002


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


                                  EXHIBIT INDEX

                 Consent of PricewaterhouseCoopers LLP, independent   Page II-6
                 accountants.

   1.A.(12)      Memorandum describing Pruco Life Insurance Company   Page II-9
                 of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule
                 6e-3(T)(b)(12)(iii).

1.A.(13)(g)      Rider to Add a Fixed Interest Rate Investment        Page II-20
                 Option.

1.A.(13)(h)      Endorsement defining Loan value.                     Page II-22

         3.      Opinion and Consent of Clifford E. Kirsch, Esq.,     Page II-23
                 as to the legality of the securities being registered.

         6.      Opinion and Consent of Pamela  Schiz, FSA, MAAA,     Page II-24
                 as to actuarial matters pertaining to the securities being registered.



                                      II-7